UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 9 of its series:

Wells Fargo Advantage Intrinsic Small Cap Value Fund, Wells Fargo Advantage Small Cap Opportunities Fund, Wells Fargo Advantage Small Cap Value Fund, Wells Fargo Advantage Small/Mid Cap Value Fund, Wells Fargo Advantage Special Small Cap Value Fund, Wells Fargo Advantage Traditional Small Cap Growth Fund, Wells Fargo Advantage Precious Metals Fund, Wells Fargo Advantage Specialized Technology Fund, and Wells Fargo Advantage Utility and Telecommunications Fund.

Date of reporting period: March 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Intrinsic Small Cap Value Fund

Annual Report

March 31, 2015

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Domestic stock markets, as measured by the S&P 500 Index (up 12.7%), the Russell 2000® Index (up 8.2%), and Russell Midcap® Index (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved.

As the U.S. economic recovery gained strength, economies in some other global markets struggled.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Small Cap Value Fund for the 12-month period that ended March 31, 2015. During the period, equity investors welcomed signs of an improving U.S. economy. Domestic stock markets, as measured by the S&P 500 Index1 (up 12.7%), the Russell 2000® Index2 (up 8.2%), and Russell Midcap® Index3 (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved. Compared with the U.S., global growth was muted. Falling energy-related commodity prices and currency market volatility, combined with the slower pace of economic growth internationally, tended to favor domestic equity markets over foreign markets.

Volatility returned to equity markets as market influences changed.

A strengthening U.S. dollar, falling oil and natural gas prices, and central bank actions had counterbalancing effects on investment markets. For example, while a stronger U.S. dollar benefited consumers purchasing goods and services, especially overseas, it tended to negatively affect corporate earnings and investment gains earned overseas upon translation into U.S. currency. Lower energy-commodity costs helped consumers’ budgets but hampered the profits and stock performance of energy-related companies. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty. Countervailing influences served to increase volatility in equity markets during the period.

Taking a closer look at the U.S. economy’s progress, positive gross domestic product was measured in each of the last three quarters of 2014. Consumer sentiment improved, and corporate earnings generally were favorable. The unemployment rate declined from 5.7% in January 2015 to 5.5% in February 2015. As economic data improved during the period, the U.S. Federal Reserve completed its quantitative easing (QE)-related bond-buying program in October 2014 but continued to hold short-term interest rates near zero throughout the period. Lower interest rates are intended to support liquidity and lending in the economy. Higher liquidity and lower borrowing costs supported investment in equities because investors were more comfortable taking on higher risk in a low-rate environment.

As the U.S. economic recovery gained strength, economies in some other global markets struggled. In response, central banks in Europe, Japan, and China took steps to spark business activity and economic growth. The European Central Bank reduced interest rates in June and September 2014 and announced a QE bond-buying program early in 2015. While Japan’s economy rebounded from recession in the final quarter of 2014, the Bank of Japan maintained accommodative monetary policies because growth was weaker than expected. The People’s Bank of China reduced interest rates in November 2014 and February 2015 in an effort to spark increased economic activity; however, government officials lowered their previous projections for future economic growth. U.S. investors in international equity markets saw positive returns in local-currency terms turn lower after translation into U.S. dollars due to the substantially stronger U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	3

Small- and mid-cap stocks responded to improving economic signals in the U.S.

Small- and mid-cap companies often are considered to have less international exposure than large-cap companies and may be less susceptible to the influence of international economic and business conditions as a result. As the U.S. economy gained strength during the reporting period and international economic growth struggled, small- and mid-cap equity investors benefited. The difference was most distinct as the period closed.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Alex Alvarez, CFA

Samir Sikka

Average annual total returns1 (%) as of March 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSMX)	3-31-2008	2.12	11.71	5.78	8.37	13.03	6.41	1.59	1.41
Class C (WSCDX)	3-31-2008	6.56	12.18	5.66	7.56	12.18	5.66	2.34	2.16
Administrator Class (WFSDX)	4-8-2005	–	–	–	8.58	13.30	6.70	1.43	1.21
Institutional Class (WFSSX)	4-8-2005	–	–	–	8.83	13.53	6.92	1.16	1.01
Investor Class (SCOVX)	3-28-2002	–	–	–	8.28	12.97	6.37	1.65	1.47
Russell 2000® Value Index[4]	–	–	–	–	4.43	12.54	7.53	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	5

Growth of $10,000 investment[5] as of March 31, 2015

[1]	Prior to June 1, 2010, the Fund was named Wells Fargo Advantage Small Cap Disciplined Fund. Metropolitan West Capital Management, LLC replaced Wells Capital Management as a subadviser for the Fund effective June 1, 2010. Accordingly, performance figures shown prior to June 1, 2010, do not reflect the principal investment strategies or performance of Metropolitan West Capital Management, LLC. Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The Adviser has committed through July 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.40% for Class A, 2.15% for Class C, 1.20% for Administrator Class, 1.00% for Institutional Class, and 1.46% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

[7]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended March 31, 2015.

■	Relative sector weightings, which are a by-product of our bottom-up security selection process, had a minor negative impact during the period. Stock selection accounted for all of the Fund’s outperformance.

Looking at the broader market, mid-cap stocks (measured by the Russell Midcap® Index6) outperformed their large-cap (measured by the Russell 1000® Index7) and small-cap (measured by the Russell 2000® Index8) counterparts for the period. In addition, growth stocks outperformed value in the small-capitalization range. Consistent with our long-term investment perspective, we adhere to a fundamentally based investment process. We remain focused on identifying companies with sustainable business models that possess attractive quality characteristics, trade at discounts to our estimates of intrinsic value—our valuation of the stock based on our analysis without reference to its market value—and possess value drivers that we expect to cause stock price appreciation over the next two to four years.

Ten largest holdings[9] (%) as of March 31, 2015
KAR Auction Services Incorporated	3.61
AMN Healthcare Services Incorporated	2.59
EVERTEC Incorporated	2.34
CoreLogic Incorporated	2.30
Diamondback Energy Incorporated	2.04
Zions Bancorporation	2.04
FirstMerit Corporation	2.03
United Stationers Incorporated	2.03
SeaWorld Entertainment Incorporated	2.02
The Manitowoc Company Incorporated	1.97

Sector distribution[10] as of March 31, 2015

Security selection in the financials sector subtracted from relative return. Ocwen Financial Corporation, a mortgage loan originator and servicer, was the primary detractor in financials.

Stock selection was the primary contributor to the Fund’s relative performance.

Stock selection in the IT, industrials, and consumer discretionary sectors contributed the most to relative performance. In these sectors, respectively, digital media products and solutions provider AVID Technology Incorporated; vehicle auction services company KAR Auction Services Incorporated; and office products and services provider Office Depot Incorporated*, enhanced value relative to the index.

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades and stock price movements, the Fund’s positioning relative to the Russell 2000 Value Index shifted moderately during the period. The most notable changes in sector allocation were the shifts from overweights to underweights to the consumer discretionary and IT sectors and a shift from an underweight to an overweight to the energy sector. During the period, we made four new investments and sold eight positions among the consumer discretionary and IT sectors for the Fund.

Within energy, we took advantage of weakness and market dislocation to invest for the long term, selling two positions in favor of purchasing three new positions with more compelling risk/reward opportunities. The Fund remains meaningfully overweight industrials and consumer staples and underweight financials and utilities relative to the Russell 2000 Value Index. All sector weights are the result of individual stock selection rather than tactical allocation decisions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	7

Despite potentially distracting macroeconomic events, we remained focused on our investment strategy.

Heightened volatility that began near the end of 2014 continued into the first quarter of 2015, and we anticipate this trend will continue, especially as the desynchronization of monetary policy across the world unfolds. Due to our bottom-up, fundamental approach, we welcome volatility, as it often presents us with the opportunity to invest in companies whose stock prices have become decoupled from their long-term intrinsic values.

Looking ahead, as the Federal Reserve proceeds with raising interest rates, albeit gradually, we anticipate that specific company fundamentals will play a more central role, creating a more favorable environment for bottom-up, company-focused investors such as us. We remain committed to our approach, seeking quality companies with stock prices that trade at significant discounts to our estimates of their intrinsic values and where we can identify value drivers to close the valuation gap over our investment horizon. This approach has enabled us to produce strong and consistent investment performance over full market cycles.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,105.81	$7.35	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Class C
Actual	$1,000.00	$1,101.24	$11.26	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Administrator Class
Actual	$1,000.00	$1,106.61	$6.30	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,107.50	$5.25	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Investor Class
Actual	$1,000.00	$1,105.12	$7.66	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.34	1.46%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Intrinsic Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 93.42%

Consumer Discretionary: 11.85%

Hotels, Restaurants & Leisure: 4.12%
Interval Leisure Group Incorporated	57,020	$1,494,494
SeaWorld Entertainment Incorporated	156,750	3,022,140
Six Flags Entertainment Corporation	33,865	1,639,405

		6,156,039

Household Durables: 1.64%
Taylor Morrison Home Corporation Class A †	74,939	1,562,478
Tupperware Brands Corporation	12,838	886,079

		2,448,557

Multiline Retail: 0.99%
Big Lots Incorporated	30,640	1,471,639

Specialty Retail: 5.10%
Abercrombie & Fitch Company Class A	58,000	1,278,320
Ann Incorporated †	33,010	1,354,400
Ascena Retail Group Incorporated †	130,340	1,891,233
DSW Incorporated Class A	30,195	1,113,592
Pier 1 Imports Incorporated «	142,420	1,991,032

		7,628,577

Consumer Staples: 6.93%

Beverages: 1.67%
Treasury Wine Estates ADR	641,320	2,494,735

Food Products: 5.26%
Dean Foods Company	161,416	2,668,206
Flowers Foods Incorporated	80,638	1,833,708
J & J Snack Foods Corporation	14,910	1,590,897
Post Holdings Incorporated †	37,670	1,764,463

		7,857,274

Energy: 6.76%

Energy Equipment & Services: 1.08%
Forum Energy Technologies Incorporated †	82,650	1,619,940

Oil, Gas & Consumable Fuels: 5.68%
Diamondback Energy Incorporated †	39,610	3,043,632
Laredo Petroleum Holdings Incorporated †«	120,630	1,573,015
Oasis Petroleum Incorporated †«	137,623	1,956,999
RSP Permian Incorporated †	75,840	1,910,410

		8,484,056

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Financials: 23.67%

Banks: 8.38%
Cathay General Bancorp	57,585	$1,638,293
FirstMerit Corporation	158,950	3,029,587
Hancock Holding Company	81,920	2,446,131
Umpqua Holdings Corporation	138,040	2,371,527
Zions Bancorporation	112,855	3,047,085

		12,532,623

Capital Markets: 1.39%
Virtus Investment Partners Incorporated	15,864	2,074,535

Consumer Finance: 1.30%
Encore Capital Group Incorporated †«	46,846	1,948,325

REITs: 7.75%
Equity Commonwealth †	64,554	1,713,909
New Residential Investment Corporation	172,400	2,591,172
Parkway Properties Incorporated	149,410	2,592,264
PennyMac Mortgage Investment Trust	109,675	2,334,981
Redwood Trust Incorporated	131,710	2,353,658

		11,585,984

Thrifts & Mortgage Finance: 4.85%
Essent Group Limited †	117,227	2,802,898
Ladder Capital Corporation	110,280	2,041,283
Ocwen Financial Corporation †«	290,729	2,398,514

		7,242,695

Health Care: 9.27%

Health Care Equipment & Supplies: 3.56%
Integra LifeSciences Holdings †	45,970	2,834,051
Steris Corporation «	35,410	2,488,261

		5,322,312

Health Care Providers & Services: 3.68%
AMN Healthcare Services Incorporated †	167,715	3,869,185
AmSurg Corporation †	26,600	1,636,432

		5,505,617

Life Sciences Tools & Services: 2.03%
Bio-Rad Laboratories Incorporated Class A †	11,860	1,603,235
Charles River Laboratories International Incorporated †	17,995	1,426,824

		3,030,059

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Intrinsic Small Cap Value Fund	11

Security name	Shares	Value

Industrials: 22.64%

Commercial Services & Supplies: 7.77%
Herman Miller Incorporated	44,140	$1,225,326
KAR Auction Services Incorporated	142,080	5,389,094
Tetra Tech Incorporated	81,640	1,960,993
United Stationers Incorporated	73,965	3,031,825

		11,607,238

Construction & Engineering: 1.42%
EMCOR Group Incorporated	45,561	2,117,220

Electrical Equipment: 1.86%
The Babcock & Wilcox Company	86,701	2,782,235

Machinery: 5.94%
Actuant Corporation Class A	90,090	2,138,737
Harsco Corporation	93,385	1,611,825
IDEX Corporation	28,880	2,189,970
The Manitowoc Company Incorporated	136,650	2,946,174

		8,886,706

Professional Services: 2.94%
Korn/Ferry International	59,725	1,963,161
Resources Connection Incorporated	139,222	2,436,385

		4,399,546

Road & Rail: 1.44%
Landstar System Incorporated	32,420	2,149,446

Trading Companies & Distributors: 1.27%
Beacon Roofing Supply Incorporated †	60,760	1,901,788

Information Technology: 8.65%

Electronic Equipment, Instruments & Components: 1.67%
Jabil Circuit Incorporated	106,620	2,492,776

IT Services: 5.13%
CoreLogic Incorporated †	97,596	3,442,211
EVERTEC Incorporated	160,132	3,500,486
VeriFone Systems Incorporated †	20,800	725,712

		7,668,409

Technology Hardware, Storage & Peripherals: 1.85%
Avid Technology Incorporated †	186,090	2,772,741

Materials: 2.35%

Containers & Packaging: 2.35%
Berry Plastics Group Incorporated †	35,820	1,296,326
Silgan Holdings Incorporated	38,240	2,222,891

		3,519,217

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2015

Security name		Shares	Value

Utilities: 1.30%

Electric Utilities: 1.30%
Westar Energy Incorporated		50,130	$1,943,037

Total Common Stocks (Cost $121,269,376)			139,643,326

	Yield
Short-Term Investments: 13.54%

Investment Companies: 13.54%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15%	11,236,475	11,236,475
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	8,997,391	8,997,391

Total Short-Term Investments (Cost $20,233,866)			20,233,866

Total investments in securities (Cost $141,503,242) *	106.96%	159,877,192
Other assets and liabilities, net	(6.96)	(10,403,866)

Total net assets	100.00%	$149,473,326

†	Non-income-earning security

«	All or a portion of this security is on loan.
(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $141,851,766 and unrealized gains (losses) consists of:

Gross unrealized gains	$25,175,704
Gross unrealized losses	(7,150,278)

Net unrealized gains	$18,025,426

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2015	Wells Fargo Advantage Intrinsic Small Cap Value Fund	13

Assets
Investments
In unaffiliated securities (including $10,954,407 of securities loaned), at value (cost $121,269,376)	$139,643,326
In affiliated securities, at value (cost $20,233,866)	20,233,866

Total investments, at value (cost $141,503,242)	159,877,192
Receivable for investments sold	768,183
Receivable for Fund shares sold	9,490
Receivable for dividends	249,127
Receivable for securities lending income	5,775
Prepaid expenses and other assets	46,521

Total assets	160,956,288

Liabilities
Payable for Fund shares redeemed	49,792
Payable upon receipt of securities loaned	11,236,475
Advisory fee payable	95,766
Distribution fee payable	191
Administration fees payable	28,836
Accrued expenses and other liabilities	71,902

Total liabilities	11,482,962

Total net assets	$149,473,326

NET ASSETS CONSIST OF
Paid-in capital	$183,804,210
Undistributed net investment income	238,026
Accumulated net realized losses on investments	(52,942,860)
Net unrealized gains on investments	18,373,950

Total net assets	$149,473,326

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$817,031
Shares outstanding – Class A1	32,044
Net asset value per share – Class A	$25.50
Maximum offering price per share – Class A2	$27.06
Net assets – Class C	$303,768
Shares outstanding – Class C1	12,636
Net asset value per share – Class C	$24.04
Net assets – Administrator Class	$5,110,081
Shares outstanding – Administrator Class[1]	196,883
Net asset value per share – Administrator Class	$25.95
Net assets – Institutional Class	$84,562,619
Shares outstanding – Institutional Class[1]	3,225,054
Net asset value per share – Institutional Class	$26.22
Net assets – Investor Class	$58,679,827
Shares outstanding – Investor Class[1]	2,325,433
Net asset value per share – Investor Class	$25.23

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Statement of operations—year ended March 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $7,832)	$2,311,784
Securities lending income, net	24,569
Income from affiliated securities	3,917

Total investment income	2,340,270

Expenses
Advisory fee	1,204,459
Administration fees
Fund level	75,279
Class A	2,051
Class C	881
Administrator Class	8,558
Institutional Class	65,168
Investor Class	190,117
Shareholder servicing fees
Class A	1,972
Class C	848
Administrator Class	21,395
Investor Class	148,327
Distribution fee
Class C	2,543
Custody and accounting fees	17,450
Professional fees	42,351
Registration fees	35,966
Shareholder report expenses	40,792
Trustees’ fees and expenses	11,738
Other fees and expenses	6,824

Total expenses	1,876,719
Less: Fee waivers and/or expense reimbursements	(73,680)

Net expenses	1,803,039

Net investment income	537,231

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	18,094,620
Net change in unrealized gains (losses) on investments	(6,365,605)

Net realized and unrealized gains (losses) on investments	11,729,015

Net increase in net assets resulting from operations	$12,266,246

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Intrinsic Small Cap Value Fund	15

	Year ended March 31, 2015		Year ended March 31, 2014[1]		Year ended October 31, 2013

Operations
Net investment income		$537,231		$261,684		$271,746
Net realized gains on investments		18,094,620		3,201,803		15,318,277
Net change in unrealized gains (losses) on investments		(6,365,605)		5,627,885		10,493,223

Net increase in net assets resulting from operations		12,266,246		9,091,372		26,083,246

Distributions to shareholders from
Net investment income
Administrator Class		0		(2,091)		0
Institutional Class		(328,545)		(115,243)		0

Total distributions to shareholders		(328,545)		(117,334)		0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	9,617	235,725	3,664	82,865	32,482	619,008
Class C	3,365	77,441	1,360	29,564	15,685	299,291
Administrator Class	25,631	625,437	22,226	511,210	309,532	5,936,505
Institutional Class	303,417	7,622,405	211,621	4,945,124	3,394,484	72,965,758
Investor Class	128,639	3,066,856	82,795	1,865,197	788,890	14,982,958

		11,627,864		7,433,960		94,803,520

Reinvestment of distributions
Administrator Class	0	0	36	802	0	0
Institutional Class	10,900	263,886	4,460	102,144	0	0

		263,886		102,946		0

Payment for shares redeemed
Class A	(16,182)	(388,997)	(8,673)	(191,642)	(11,243)	(231,447)
Class C	(9,910)	(221,282)	(1,957)	(41,683)	(1,737)	(33,644)
Administrator Class	(268,033)	(6,673,609)	(80,157)	(1,860,405)	(233,269)	(4,566,109)
Institutional Class	(367,323)	(9,277,448)	(95,359)	(2,220,641)	(2,692,015)	(45,602,942)
Investor Class	(486,009)	(11,447,508)	(192,968)	(4,346,409)	(966,481)	(18,948,279)

		(28,008,844)		(8,660,780)		(69,382,421)

Net increase (decrease) in net assets resulting from capital share transactions		(16,117,094)		(1,123,874)		25,421,099

Total increase (decrease) in net assets		(4,179,393)		7,850,164		51,504,345

Net assets
Beginning of period		153,652,719		145,802,555		94,298,210

End of period		$149,473,326		$153,652,719		$145,802,555

Undistributed net investment income		$238,026		$173,513		$117,292

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
CLASS A	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$23.53	$22.16	$15.96	$14.06	$13.81	$11.52
Net investment income (loss)	0.04	0.02	0.03	(0.06)[2]	(0.06)[2]	(0.06)
Net realized and unrealized gains (losses) on investments	1.93	1.35	6.17	1.96	0.31	2.35

Total from investment operations	1.97	1.37	6.20	1.90	0.25	2.29
Net asset value, end of period	$25.50	$23.53	$22.16	$15.96	$14.06	$13.81
Total return[3]	8.37%	6.33%	38.66%	13.51%	1.81%	19.88%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.57%	1.56%	1.48%	1.44%	1.54%
Net expenses	1.40%	1.44%	1.45%	1.45%	1.42%	1.45%
Net investment income (loss)	0.15%	0.19%	0.11%	(0.38)%	(0.41)%	(0.49)%
Supplemental data
Portfolio turnover rate	60%	22%	75%	33%	54%	147%
Net assets, end of period (000s omitted)	$817	$908	$967	$357	$189	$354

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Small Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
CLASS C	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$22.35	$21.12	$15.32	$13.60	$13.45	$11.31
Net investment loss	(0.14)[2]	(0.05)	(0.13)[2]	(0.16)[2]	(0.17)[2]	(0.18)
Net realized and unrealized gains (losses) on investments	1.83	1.28	5.93	1.88	0.32	2.32

Total from investment operations	1.69	1.23	5.80	1.72	0.15	2.14
Net asset value, end of period	$24.04	$22.35	$21.12	$15.32	$13.60	$13.45
Total return[3]	7.56%	6.02%	37.60%	12.65%	1.12%	18.92%
Ratios to average net assets (annualized)
Gross expenses	2.21%	2.33%	2.30%	2.22%	2.19%	2.30%
Net expenses	2.15%	2.19%	2.20%	2.20%	2.17%	2.20%
Net investment loss	(0.62)%	(0.54)%	(0.66)%	(1.12)%	(1.19)%	(1.24)%
Supplemental data
Portfolio turnover rate	60%	22%	75%	33%	54%	147%
Net assets, end of period (000s omitted)	$304	$429	$418	$89	$108	$142

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
ADMINISTRATOR CLASS	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$23.90	$22.49	$16.16	$14.20	$13.91	$11.58
Net investment income (loss)	0.07 [2]	0.04 [2]	0.09	(0.02)[2]	(0.05)[2]	(0.02)
Net realized and unrealized gains (losses) on investments	1.98	1.37	6.24	1.98	0.34	2.35

Total from investment operations	2.05	1.41	6.33	1.96	0.29	2.33
Distributions to shareholders from
Net investment income	0.00	(0.00)[3]	0.00	0.00	0.00	0.00
Net asset value, end of period	$25.95	$23.90	$22.49	$16.16	$14.20	$13.91
Total return[4]	8.58%	6.43%	38.99%	13.80%	2.08%	20.12%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.42%	1.40%	1.30%	1.22%	1.37%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.19%	1.20%
Net investment income (loss)	0.27%	0.45%	0.52%	(0.12)%	(0.30)%	(0.23)%
Supplemental data
Portfolio turnover rate	60%	22%	75%	33%	54%	147%
Net assets, end of period (000s omitted)	$5,110	$10,498	$11,182	$6,801	$9,722	$5,774

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
INSTITUTIONAL CLASS	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$24.19	$22.78	$16.32	$14.32	$14.00	$11.63
Net investment income (loss)	0.14 [2]	0.06 [2]	0.12 [2]	0.01 [2]	0.00 [2,3]	(0.00)[2,3]
Net realized and unrealized gains (losses) on investments	1.99	1.39	6.34	1.99	0.32	2.37

Total from investment operations	2.13	1.45	6.46	2.00	0.32	2.37
Distributions to shareholders from
Net investment income	(0.10)	(0.04)	0.00	0.00	0.00	0.00
Net asset value, end of period	$26.22	$24.19	$22.78	$16.32	$14.32	$14.00
Total return[4]	8.83%	6.50%	39.40%	13.97%	2.29%	20.38%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.15%	1.10%	1.05%	1.01%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	0.98%	1.00%
Net investment income (loss)	0.57%	0.64%	0.58%	0.07%	0.02%	(0.03)%
Supplemental data
Portfolio turnover rate	60%	22%	75%	33%	54%	147%
Net assets, end of period (000s omitted)	$84,563	$79,312	$71,934	$40,073	$41,861	$72,200

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
INVESTOR CLASS	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$23.30	$21.95	$15.81	$13.94	$13.70	$11.43
Net investment income (loss)	0.02 [2]	0.01 [2]	0.04 [2]	(0.06)[2]	(0.07)[2]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	1.91	1.34	6.10	1.93	0.31	2.33

Total from investment operations	1.93	1.35	6.14	1.87	0.24	2.27
Net asset value, end of period	$25.23	$23.30	$21.95	$15.81	$13.94	$13.70
Total return[3]	8.28%	6.30%	38.56%	13.49%	1.75%	19.86%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.64%	1.62%	1.54%	1.50%	1.63%
Net expenses	1.46%	1.48%	1.49%	1.49%	1.48%	1.49%
Net investment income (loss)	0.09%	0.16%	0.19%	(0.42)%	(0.48)%	(0.47)%
Supplemental data
Portfolio turnover rate	60%	22%	75%	33%	54%	147%
Net assets, end of period (000s omitted)	$58,680	$62,505	$61,302	$46,977	$51,927	$79,132

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

22	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to dividends from certain securities. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(144,173)	$144,173

As of March 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $52,594,336 with $44,904,626 expiring in 2017 and $7,689,710 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	23

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$17,704,812	$0	$0	$17,704,812
Consumer staples	10,352,009	0	0	10,352,009
Energy	10,103,996	0	0	10,103,996
Financials	35,384,162	0	0	35,384,162
Health care	13,857,988	0	0	13,857,988
Industrials	33,844,179	0	0	33,844,179
Information technology	12,933,926	0	0	12,933,926
Materials	3,519,217	0	0	3,519,217
Utilities	1,943,037	0	0	1,943,037

Short-term investments
Investment companies	8,997,391	11,236,475	0	20,233,866
Total assets	$148,640,717	$11,236,475	$0	$159,877,192

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

24	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A shares, 2.15% for Class C shares, 1.20% for Administrator Class shares, 1.00% for Institutional Class shares, and 1.46% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2015, Funds Distributor received $529 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $87,479,385 and $100,056,397, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $279 in commitment fees.

For the year ended March 31, 2015, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	25

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $328,545 and $117,334 of ordinary income for the year ended March 31, 2015 and the five months ended March 31, 2014, respectively. For the year ended October 31, 2013 the Fund did not have any distributions paid to shareholders.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$238,026	$18,025,426	$(52,594,336)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related statement of operations for the year then ended, statements of changes in net assets for the year then ended, the period from November 1, 2013 to March 31, 2014 and the year ended October 31, 2013, and the financial highlights for the year ended March 31, 2015, the period from November 1, 2013 to March 31, 2014, and each of the years in the four-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Small Cap Value Fund as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 26, 2015

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $328,545 of income dividends paid during the fiscal year ended March 31, 2015 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Intrinsic Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232691 05-15 A242/AR242 03-15

Wells Fargo Advantage

Small Cap Opportunities Fund

Annual Report

March 31, 2015

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Domestic stock markets, as measured by the S&P 500 Index (up 12.7%), the Russell 2000® Index (up 8.2%), and Russell Midcap® Index (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved.

As the U.S. economic recovery gained strength, economies in some other global markets struggled.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Small Cap Opportunities Fund for the 12-month period that ended March 31, 2015. During the period, equity investors welcomed signs of an improving U.S. economy. Domestic stock markets, as measured by the S&P 500 Index1 (up 12.7%), the Russell 2000® Index2 (up 8.2%), and Russell Midcap® Index3 (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved. Compared with the U.S., global growth was muted. Falling energy-related commodity prices and currency market volatility, combined with the slower pace of economic growth internationally, tended to favor domestic equity markets over foreign markets.

Volatility returned to equity markets as market influences changed.

A strengthening U.S. dollar, falling oil and natural gas prices, and central bank actions had counterbalancing effects on investment markets. For example, while a stronger U.S. dollar benefited consumers purchasing goods and services, especially overseas, it tended to negatively affect corporate earnings and investment gains earned overseas upon translation into U.S. currency. Lower energy-commodity costs helped consumers’ budgets but hampered the profits and stock performance of energy-related companies. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty. Countervailing influences served to increase volatility in equity markets during the period.

Taking a closer look at the U.S. economy’s progress, positive gross domestic product was measured in each of the last three quarters of 2014. Consumer sentiment improved, and corporate earnings generally were favorable. The unemployment rate declined from 5.7% in January 2015 to 5.5% in February 2015. As economic data improved during the period, the U.S. Federal Reserve completed its quantitative easing (QE)-related bond-buying program in October 2014 but continued to hold short-term interest rates near zero throughout the period. Lower interest rates are intended to support liquidity and lending in the economy. Higher liquidity and lower borrowing costs supported investment in equities because investors were more comfortable taking on higher risk in a low-rate environment.

As the U.S. economic recovery gained strength, economies in some other global markets struggled. In response, central banks in Europe, Japan, and China took steps to spark business activity and economic growth. The European Central Bank reduced interest rates in June and September 2014 and announced a QE bond-buying program early in 2015. While Japan’s economy rebounded from recession in the final quarter of 2014, the Bank of Japan maintained accommodative monetary policies because growth was weaker than expected. The People’s Bank of China reduced interest rates in November 2014 and February 2015 in an effort to spark increased economic activity; however, government officials lowered their previous projections for future economic growth. U.S.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	3

investors in international equity markets saw positive returns in local-currency terms turn lower after translation into U.S. dollars due to the substantially stronger U.S. dollar.

Small- and mid-cap stocks responded to improving economic signals in the U.S.

Small- and mid-cap companies often are considered to have less international exposure than large-cap companies and may be less susceptible to the influence of international economic and business conditions as a result. As the U.S. economy gained strength during the reporting period and international economic growth struggled, small- and mid-cap equity investors benefited. The difference was most distinct as the period closed.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Small Cap Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Schroder Investment Management North America Inc.

Portfolio manager

Jenny B. Jones

Average annual total returns1 (%) as of March 31, 2015

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Administrator Class (NVSOX)	8-1-1993	11.75	13.70	10.46	1.27	1.22
Institutional Class (WSCOX)	10-31-2014	11.86	13.72	10.47	1.00	0.97
Russell 2000® Index[4]	–	8.21	14.57	8.82	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	5

Growth of $1,000,000 investment[5] as of March 31, 2015

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administration Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The Adviser has committed through July 31, 2015 for Administrator Class and July 31, 2016 for Institutional Class, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.20% for Administrator Class and 0.95% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Administrator Class shares for the most recent ten years with the Russell 2000 Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Small Cap Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000 Index, for the 12-month period that ended March 31, 2015.

■	Stock selection in the health care sector hindered Fund performance.

■	Positive stock selection in 9 of the 10 sectors contributed positively to Fund performance, led by selection in the energy, information technology (IT), and materials sectors. The Fund also benefited from an underweight to the energy sector.

During the period, we observed reaffirmation that markets are unpredictable as well as several other trends.

Several developments occurred during the 12-month reporting period that likely were far from most investors’ minds in March 2014 and demonstrate the unpredictability of the markets. These developments included a 48% drop in oil prices; an unexpected decline in 10-year U.S. Treasury interest rates (from 2.76% on April 1, 2014, to 1.92% on March 31, 2015); a jump in the strength of the U.S. dollar, which rose by 20% on a trade-weighted basis over the reporting period; and in calendar-year 2014, general outperformance by large-cap stocks, which had lagged small-cap stocks in four of the previous five calendar years.

Autos remain a good story in the U.S. We estimate that roughly 16.5 million new cars will be sold in America in 2015, which is a healthy number that should prove beneficial for suppliers to the auto industry. Also, the average age of cars on the road remains elevated, which should benefit aftermarket parts dealers. Within health care, the benefits of the Affordable Care Act have been playing out as we expected. Hospitals are experiencing rising revenues and declining bad debt as more people gain access to health insurance. Also, we have observed strength in the biotechnology industry as a number of initial public offerings have come to market; however, we remain unconvinced regarding the overall quality of biotech offerings in 2015.

Ten largest holdings[6] (%) as of March 31, 2015
Brown & Brown Incorporated	1.85
CoreLogic Incorporated	1.65
Steven Madden Limited	1.55
Northwestern Corporation	1.51
VWR Corporation	1.51
Kennedy Wilson Holdings Incorporated	1.42
Hexcel Corporation	1.36
IDEX Corporation	1.32
Belden Incorporated	1.31
PAREXEL International Corporation	1.27

Stock selection in the health care sector dampened performance during the period.

Stock selection fell short in health care. The Fund was hindered by lack of exposure to several top-performing biotechnology and specialty pharmaceutical companies, including Puma Biotechnology Incorporated, a development company with no earnings or sales that reported excellent results in clinical trials for a breast cancer drug and soared over 100% during the period, and InterMune Incorporated, which entered a buyout agreement with Roche Holding Limited. Both stocks soared more than 100% during the reporting period; historically, however, these types of stocks tend not to fit our purchase criteria. The Fund also was hurt by its underweight to real estate investment trusts (REITs), the largest industry within the Russell 2000 Index. We remain selective when investing in REITs; because of their business models, these companies cannot grow organically.

The Fund benefited from positive stock selection in 9 of the 10 sectors during the period.

Strong stock selection drove the Fund’s outperformance during the reporting period, led by results in the energy, IT, and materials sectors. Within the energy sector, we avoided exposure to a number of the poorest-performing exploration and production companies. Partly as a result, the Fund’s return in the energy sector for the period, -26.7%, was significantly higher than the benchmark index’s -39.4% return in that sector. This outperformance, combined with the Fund’s underweight to the sector, provided a significant boost to the Fund’s relative return overall. Within the Fund’s IT sector, performance was led by computer services software and systems holdings Sapient Corporation* and Fortinet Incorporated, and by electronic components firm Belden Incorporated (which were up 38.66%, 58.65%, and 34.77%, respectively, during the reporting period). In the materials sector, notable performers included packaging company Berry Plastics Group Incorporated and steel company Steel Dynamics Incorporated (up 56.33% and 15.80%, respectively, for the reporting period).

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	7

Sector distribution[7] as of March 31, 2015

Trends in the U.S. dollar, interest rates, housing, and the auto industry are key themes for us in 2015.

The U.S. dollar’s strength continues to negatively affect exporters, which tend to be plentiful in the larger-cap segment of the market relative to smaller-cap stocks. This trend may prove to be a drag on the U.S. economy during the first few quarters of 2015. The U.S. Federal Reserve (Fed) is widely expected to raise interest rates sometime in 2015, which could further strengthen the dollar. However, we believe that when the Fed does increase interest rates, it will be in response to continuing strength in the U.S. economy, which would be a positive development.

We remain optimistic regarding the housing recovery. Rather than investing the Fund in homebuilders, we tend to invest in companies that supply materials to the building industry as well as in financial companies that stand to benefit from housing activity. Auto sales have returned to prerecession levels and should provide a steady, positive impact on the U.S. economy; as a result, we continue to maintain exposure to auto suppliers and parts companies.

Please see footnotes on page 5.

8	Wells Fargo Advantage Small Cap Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Administrator Class
Actual	$1,000.00	$1,143.73	$6.41	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,144.89	$4.92	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63	0.92%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small Cap Opportunities Fund	9

Security name	Shares	Value

Common Stocks: 96.82%

Consumer Discretionary: 10.90%

Auto Components: 0.51%
Fox Factory Holding Corporation †	50,253	$770,881
Motorcar Parts of America Incorporated †	28,583	794,322

		1,565,203

Diversified Consumer Services: 1.59%
Chegg Incorporated †«	153,157	1,217,598
Servicemaster Global Holdings Incorporated †	108,277	3,654,349

		4,871,947

Hotels, Restaurants & Leisure: 3.25%
ClubCorp Holdings Incorporated	86,100	1,666,896
Domino’s Pizza Incorporated	18,900	1,900,395
Homeinns Hotel Group ADR †	39,100	925,497
Interval Leisure Group Incorporated	109,500	2,869,995
Red Robin Gourmet Burgers Incorporated †	30,000	2,610,000

		9,972,783

Leisure Products: 1.18%
Brunswick Corporation	70,300	3,616,935

Media: 1.60%
AMC Entertainment Holdings Class A	63,500	2,253,615
Cinedigm Corporation Class A †	497,700	806,274
Global Eagle Entertainment Incorporated †«	139,000	1,850,090

		4,909,979

Specialty Retail: 1.22%
American Eagle Outfitters Incorporated	218,100	3,725,148

Textiles, Apparel & Luxury Goods: 1.55%
Steven Madden Limited †	125,000	4,750,000

Consumer Staples: 1.30%

Food Products: 1.30%
Darling Ingredients Incorporated †	134,000	1,877,340
Dean Foods Company	127,650	2,110,055

		3,987,395

Energy: 2.76%

Energy Equipment & Services: 0.75%
Bristow Group Incorporated	11,200	609,840
Matrix Service Company †	34,200	600,552
RigNet Incorporated †	38,000	1,086,420

		2,296,812

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 2.01%
Carrizo Oil & Gas Incorporated †	31,400	$1,559,010
Jones Energy Incorporated Class A †«	66,100	593,578
Synergy Resources Corporation †	255,900	3,032,415
Teekay Corporation	21,234	988,867

		6,173,870

Financials: 21.82%

Banks: 6.57%
First Citizens BancShares Corporation Class A	8,891	2,308,904
First Horizon National Corporation	106,900	1,527,601
FirstMerit Corporation	137,500	2,620,750
Heritage Financial Corporation	97,200	1,652,400
Lakeland Financial Corporation	33,100	1,343,198
Old National Bancorp	170,472	2,418,998
PacWest Bancorp	39,000	1,828,706
Simmons First National Corporation Class A	38,300	1,741,501
South State Corporation	41,900	2,865,541
Wintrust Financial Corporation	38,400	1,830,912

		20,138,511

Capital Markets: 2.77%
Golub Capital BDC Incorporated «	164,137	2,880,604
HFF Incorporated Class A	55,500	2,083,470
Stifel Financial Corporation †	63,631	3,547,428

		8,511,502

Diversified Financial Services: 0.54%
Compass Diversified Holdings	97,600	1,668,960

Insurance: 4.38%
Amerisafe Incorporated	46,700	2,159,875
Brown & Brown Incorporated	171,400	5,675,054
ProAssurance Corporation	66,229	3,040,573
Reinsurance Group of America Incorporated	27,300	2,544,087

		13,419,589

Real Estate Management & Development: 1.42%
Kennedy Wilson Holdings Incorporated	166,600	4,354,924

REITs: 5.49%
Blackstone Mortgage Trust Incorporated Class A	52,039	1,476,346
Douglas Emmett Incorporated	59,400	1,770,714
Equity Lifestyle Properties Incorporated	58,732	3,227,323
Mid-America Apartment Communities Incorporated	46,203	3,570,106
Parkway Properties Incorporated	66,562	1,154,851
Redwood Trust Incorporated	126,894	2,267,596
Terreno Realty Corporation	147,275	3,357,870

		16,824,806

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small Cap Opportunities Fund	11

Security name	Shares	Value

Thrifts & Mortgage Finance: 0.65%
Radian Group Incorporated	118,600	$1,991,294

Health Care: 17.20%

Biotechnology: 1.59%
Cepheid Incorporated †	59,000	3,357,100
Esperion Therapeutics Incorporated †	2,800	259,280
Flexion Therapeutics Incorporated †	41,065	924,784
Lexicon Pharmaceuticals Incorporated †«	347,200	327,861

		4,869,025

Health Care Equipment & Supplies: 5.42%
K2M Group Holdings Incorporated †	76,091	1,677,807
Masimo Corporation †	51,900	1,711,662
Sientra Incorporated †	54,519	1,046,220
Sirona Dental Systems Incorporated †	33,200	2,987,668
The Cooper Companies Incorporated	11,600	2,174,072
The Spectranetics Corporation †	30,400	1,056,704
Trinity Biotech plc ADR	72,300	1,391,775
Unilife Corporation †«	441,673	1,771,109
West Pharmaceutical Services Incorporated	46,600	2,805,786

		16,622,803

Health Care Providers & Services: 3.77%
Centene Corporation †	49,800	3,520,362
HealthSouth Corporation	67,682	3,002,374
LifePoint Hospitals Incorporated †	40,800	2,996,760
Surgical Care Affiliates Incorporated †	59,400	2,039,202

		11,558,698

Life Sciences Tools & Services: 3.78%
Fluidigm Corporation †	41,700	1,755,570
INC Research Holdings Incorporated Class A †	40,104	1,312,604
PAREXEL International Corporation †	56,400	3,891,036
VWR Corporation †	178,080	4,628,299

		11,587,509

Pharmaceuticals: 2.64%
Aerie Pharmaceuticals Incorporated †	68,100	2,134,254
Catalent Incorporated †	124,390	3,874,749
Salix Pharmaceuticals Limited †«	12,200	2,108,282

		8,117,285

Industrials: 17.43%

Aerospace & Defense: 2.12%
DigitalGlobe Incorporated †	68,500	2,333,795
Hexcel Corporation	81,200	4,175,304

		6,509,099

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Airlines: 0.82%
Allegiant Travel Company	12,992	$2,498,232

Building Products: 2.22%
Fortune Brands Home & Security Incorporated	40,100	1,903,948
Simpson Manufacturing Company Incorporated	82,700	3,090,499
Universal Forest Products Incorporated	32,900	1,825,292

		6,819,739

Commercial Services & Supplies: 3.70%
Herman Miller Incorporated	75,200	2,087,552
Matthews International Corporation Class A	70,500	3,631,455
Tetra Tech Incorporated	63,500	1,525,270
US Ecology Incorporated	26,000	1,299,220
Waste Connections Incorporated	58,490	2,815,709

		11,359,206

Construction & Engineering: 1.19%
Dycom Industries Incorporated †	39,600	1,934,064
Primoris Services Corporation	99,076	1,703,116

		3,637,180

Electrical Equipment: 1.68%
Powell Industries Incorporated	41,800	1,411,586
Regal-Beloit Corporation	46,600	3,724,272

		5,135,858

Machinery: 2.11%
ESCO Technologies Incorporated	39,900	1,555,302
IDEX Corporation	53,573	4,062,441
Valmont Industries Incorporated «	7,000	860,160

		6,477,903

Professional Services: 1.34%
On Assignment Incorporated †	49,400	1,895,478
Towers Watson & Company Class A	16,800	2,220,708

		4,116,186

Road & Rail: 0.75%
Genesee & Wyoming Incorporated Class A †	23,900	2,304,916

Trading Companies & Distributors: 1.50%
Applied Industrial Technologies Incorporated	57,700	2,616,118
Beacon Roofing Supply Incorporated †	63,000	1,971,900

		4,588,018

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small Cap Opportunities Fund	13

Security name	Shares	Value

Information Technology: 15.33%

Communications Equipment: 1.82%
Ciena Corporation †	130,950	$2,528,645
Finisar Corporation †	97,000	2,069,980
JDS Uniphase Corporation †	75,600	991,872

		5,590,497

Electronic Equipment, Instruments & Components: 2.53%
Belden Incorporated	42,800	4,004,368
Fabrinet †	92,700	1,760,373
OSI Systems Incorporated †	27,000	2,005,020

		7,769,761

Internet Software & Services: 1.18%
AOL Incorporated †	91,200	3,612,432

IT Services: 2.09%
CoreLogic Incorporated †	143,600	5,064,772
EPAM Systems Incorporated †	21,800	1,336,122

		6,400,894

Semiconductors & Semiconductor Equipment: 3.41%
Atmel Corporation	117,577	967,659
Entegris Incorporated †	202,300	2,769,487
Fairchild Semiconductor International Incorporated †	126,100	2,292,498
Integrated Device Technology Incorporated †	83,700	1,675,674
MA-COM Technology Solutions Holdings Incorporated †	73,654	2,744,348

		10,449,666

Software: 4.30%
Cadence Design Systems Incorporated †	209,000	3,853,960
Fortinet Incorporated †	81,900	2,862,405
PTC Incorporated †	93,500	3,381,895
Verint Systems Incorporated †	49,725	3,079,469

		13,177,729

Materials: 6.63%

Chemicals: 1.66%
Balchem Corporation	12,100	670,098
Innophos Holdings Incorporated	18,100	1,020,116
Minerals Technologies Incorporated	46,700	3,413,770

		5,103,984

Containers & Packaging: 2.24%
Berry Plastics Group Incorporated †	105,400	3,814,426
Packaging Corporation of America	39,200	3,065,048

		6,879,474

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—March 31, 2015

Security name		Shares	Value

Metals & Mining: 2.24%
Compass Minerals International Incorporated		24,700	$2,302,287
Pretium Resources Incorporated †«		121,316	611,433
Ryerson Holding Corporation †		143,464	913,866
Steel Dynamics Incorporated		150,600	3,027,060

			6,854,646

Paper & Forest Products: 0.49%
Louisiana-Pacific Corporation †		90,700	1,497,457

Utilities: 3.45%

Electric Utilities: 1.72%
Cleco Corporation		55,000	2,998,600
IDACORP Incorporated		36,000	2,263,320

			5,261,920

Multi-Utilities: 1.51%
Northwestern Corporation		86,281	4,641,055

Water Utilities: 0.22%
SJW Corporation		22,100	683,111

Total Common Stocks (Cost $226,231,675)			296,903,941

Exchange-Traded Funds: 0.35%
iShares Russell 2000 Index ETF «		8,600	1,069,410

Total Exchange-Traded Funds (Cost $1,024,235)			1,069,410

	Yield
Short-Term Investments: 12.36%

Investment Companies: 12.36%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15%	13,032,953	13,032,953
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	24,861,065	24,861,065

Total Short-Term Investments (Cost $37,894,018)			37,894,018

Total investments in securities (Cost $265,149,928) *	109.53%	335,867,369
Other assets and liabilities, net	(9.53)	(29,228,340)

Total net assets	100.00%	$306,639,029

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $265,989,013 and unrealized gains (losses) consists of:

Gross unrealized gains	$75,700,751
Gross unrealized losses	(5,822,395)

Net unrealized gains	$69,878,356

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2015	Wells Fargo Advantage Small Cap Opportunities Fund	15

Assets
Investments
In unaffiliated securities (including $12,605,183 of securities loaned), at value (cost $227,255,910)	$297,973,351
In affiliated securities, at value (cost $37,894,018)	37,894,018

Total investments, at value (cost $265,149,928)	335,867,369
Segregated cash	561,000
Receivable for investments sold	17,276,765
Receivable for Fund shares sold	105,837
Receivable for dividends	252,157
Receivable for securities lending income	30,291
Prepaid expenses and other assets	30,420

Total assets	354,123,839

Liabilities
Payable for investments purchased	2,679,813
Payable for Fund shares redeemed	27,697,774
Payable upon receipt of securities loaned	13,032,953
Payable for daily variation margin on open futures contracts	326
Due to custodian bank	3,151,357
Due to broker/counterparty	561,000
Advisory fee payable	213,278
Administration fees payable	42,026
Accrued expenses and other liabilities	106,283

Total liabilities	47,484,810

Total net assets	$306,639,029

NET ASSETS CONSIST OF
Paid-in capital	$211,894,903
Accumulated net realized gains on investments	24,027,011
Net unrealized gains on investments	70,717,115

Total net assets	$306,639,029

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Administrator Class	$306,628,159
Shares outstanding – Administrator Class[1]	12,172,636
Net asset value per share – Administrator Class	$25.19
Net assets – Institutional Class	$10,870
Shares outstanding – Institutional Class[1]	431
Net asset value per share – Institutional Class	$25.22

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Opportunities Fund	Statement of operations—year ended March 31, 2015

Investment income
Dividends	$4,304,076
Securities lending income, net	245,095
Income from affiliated securities	18,460

Total investment income	4,567,631

Expenses
Advisory fee	2,910,298
Administration fees
Fund level	181,894
Administrator Class	363,783
Institutional Class	3 [1]
Shareholder servicing fees
Administrator Class	907,129
Custody and accounting fees	39,221
Professional fees	40,416
Registration fees	16,604
Shareholder report expenses	15,213
Trustees’ fees and expenses	12,932
Other fees and expenses	8,330

Total expenses	4,495,823
Less: Fee waivers and/or expense reimbursements	(130,387)

Net expenses	4,365,436

Net investment income	202,195

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	75,095,016
Futures transactions	(238,018)

Net realized gains on investments	74,856,998

Net change in unrealized gains (losses) on:
Unaffiliated securities	(39,433,882)
Futures transactions	24,167

Net change in unrealized gains (losses) on investments	(39,409,715)

Net realized and unrealized gains (losses) on investments	35,447,283

Net increase in net assets resulting from operations	$35,649,478

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Small Cap Opportunities Fund	17

	Year ended March 31, 2015			Year ended March 31, 2014[1]		Year ended October 31, 2013

Operations
Net investment income			$202,195		$232,585		$1,996,879
Net realized gains on investments			74,856,998		82,223,074		111,122,075
Net change in unrealized gains (losses) on investments			(39,409,715)		(54,537,496)		74,192,106

Net increase in net assets resulting from operations			35,649,478		27,918,163		187,311,060

Distributions to shareholders from
Net investment income
Administrator Class			0		(340,685)		(1,493,441)
Net realized gains
Administrator Class			(132,976,135)		(107,195,250)		(44,504,059)
Institutional Class			(4,069)[2]		N/A		N/A

Total distributions to shareholders			(132,980,204)		(107,535,935)		(45,997,500)

Capital share transactions	Shares			Shares		Shares
Proceeds from shares sold
Administrator Class	2,307,138		64,652,442	1,018,378	38,298,973	2,155,903	80,223,634
Institutional Class	256	[2]	10,000 [2]	N/A	N/A	N/A	N/A

			64,662,442		38,298,973		80,223,634

Reinvestment of distributions
Administrator Class	5,627,220		130,945,409	2,933,436	106,539,476	1,419,026	45,545,649
Institutional Class	175	[2]	4,069 [2]	N/A	N/A	N/A	N/A

			130,949,478		106,539,476		45,545,649

Payment for shares redeemed
Administrator Class	(8,188,457)		(262,972,511)	(8,157,085)	(299,561,650)	(5,080,384)	(186,255,523)

Net decrease in net assets resulting from capital share transactions			(67,360,591)		(154,723,201)		(60,486,240)

Total increase (decrease) in net assets			(164,691,317)		(234,340,973)		80,827,320

Net assets
Beginning of period			471,330,346		705,671,319		624,843,999

End of period			$306,639,029		$471,330,346		$705,671,319

Undistributed (overdistributed) net investment income			$0		$(24,248)		$340,616

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
ADMINISTRATOR CLASS	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$37.93	$42.43	$34.45	$32.50	$31.33	$25.88
Net investment income (loss)	0.02	0.02	0.11	0.05	0.00 [2]	(0.06)
Net realized and unrealized gains (losses) on investments	3.13	2.33	10.48	3.13	1.17	5.51

Total from investment operations	3.15	2.35	10.59	3.18	1.17	5.45
Distributions to shareholders from
Net investment income	0.00	(0.02)	(0.08)	0.00	0.00	0.00
Net realized gains	(15.89)	(6.83)	(2.53)	(1.23)	0.00	0.00

Total distributions to shareholders	(15.89)	(6.85)	(2.61)	(1.23)	0.00	0.00
Net asset value, end of period	$25.19	$37.93	$42.43	$34.45	$32.50	$31.33
Total return[3]	11.75%	6.26%	33.19%	10.12%	3.73%	21.06%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.24%	1.22%	1.22%	1.22%	1.25%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.06%	0.11%	0.31%	0.13%	0.00%	(0.20)%
Supplemental data
Portfolio turnover rate	60%	26%	76%	78%	100%	66%
Net assets, end of period (000s omitted)	$306,628	$471,330	$705,671	$624,844	$656,720	$707,958

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Opportunities Fund	19

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended March 31, 2015[1]
Net asset value, beginning of period	$39.04
Net investment income	0.06
Net realized and unrealized gains (losses) on investments	2.01

Total from investment operations	2.07
Distributions to shareholders from
Net realized gains	(15.89)
Net asset value, end of period	$25.22
Total return[2]	8.68%
Ratios to average net assets (annualized)
Gross expenses	0.92%
Net expenses	0.92%
Net investment income	0.59%
Supplemental data
Portfolio turnover rate	60%
Net assets, end of period (000s omitted)	$11

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2015, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	21

independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

22	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses and recognition of partnership income. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(195,515)	$(177,947)	$373,462

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$33,411,995	$0	$0	$33,411,995
Consumer staples	3,987,395	0	0	3,987,395
Energy	8,470,682	0	0	8,470,682
Financials	66,909,586	0	0	66,909,586
Health care	52,755,320	0	0	52,755,320
Industrials	53,446,337	0	0	53,446,337
Information technology	47,000,979	0	0	47,000,979
Materials	20,335,561	0	0	20,335,561
Utilities	10,586,086	0	0	10,586,086

Exchange-traded funds	1,069,410	0	0	1,069,410

Short-term investments
Investment companies	24,861,065	13,032,953	0	37,894,018
Total assets	$322,834,416	$13,032,953	$0	$335,867,369

Liabilities

Futures contracts	$326	$0	$0	$326
Total liabilities	$326	$0	$0	$326

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Schroder Investment Management North America Inc. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an

24	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Administrator Class	0.10%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Administrator Class	1.20%	July 31, 2015
Institutional Class	0.95	July 31, 2016

After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $205,651,060 and $361,123,409, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2015, the Fund used uninvested cash to enter into futures contracts to gain market exposure.

At March 31, 2015, the Fund had long futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract Value at March 31, 2015	Unrealized losses
6-19-2015	UBS	110 Long	Russell 2000 Index	$13,737,900	$(326)

The Fund had an average notional amount of $456,710 in long futures contracts during the year ended March 31, 2015. As of March 31, 2015, the Fund had segregated $561,000 as cash collateral for open futures contracts.

On March 31, 2015, the cumulative unrealized losses on futures contracts in the amount of $326 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	25

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	UBS	$326	$0	$(326)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $763 in commitment fees.

For the year ended March 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2015, March 31, 2014, and October 31, 2013 were as follows:

	Year ended March 31, 2015	Year ended March 31, 2014*	Year ended October 31, 2013
Ordinary income	$11,962,811	$25,931,653	$1,493,441
Long-term capital gain	121,017,393	81,604,282	44,504,059
*	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$24,865,770	$69,878,356

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Small Cap Opportunities Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related statement of operations for the year then ended, statements of changes in net assets for the year then ended, the period from November 1, 2013 to March 31, 2014 and the year ended October 31, 2013, and the financial highlights for the year ended March 31, 2015, the period from November 1, 2013 to March 31, 2014, and each of the years in the four-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Opportunities Fund as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 26, 2015

Other information (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 18.41% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $121,017,393 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $2,203,723 of income dividends paid during the fiscal year ended March 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2015, $11,962,811 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Small Cap Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Small Cap Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232692 05-15 A243/AR243 03-15

Wells Fargo Advantage Small Cap Value Fund

Annual Report

March 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Domestic stock markets, as measured by the S&P 500 Index1 (up 12.7%), the Russell 2000® Index2 (up 8.2%), and Russell Midcap® Index3 (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved.

As the U.S. economic recovery gained strength, economies in other global developed markets struggled.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Small Cap Value Fund for the 12-month period that ended March 31, 2015. During the period, equity investors welcomed signs of an improving U.S. economy. Domestic stock markets, as measured by the S&P 500 Index1 (up 12.7%), the Russell 2000® Index2 (up 8.2%), and Russell Midcap® Index3 (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved. Compared with the U.S., global growth was muted. Falling energy-related commodity prices and currency market volatility, combined with the slower pace of economic growth internationally, tended to favor domestic equity markets over foreign markets.

Volatility returned to equity markets as market influences changed.

A strengthening U.S. dollar, falling oil and natural gas prices, and central bank actions had counterbalancing effects on investment markets. For example, while a stronger U.S. dollar benefited consumers purchasing goods and services, especially overseas, it tended to negatively affect corporate earnings and investment gains earned overseas upon translation into U.S. currency. Lower energy-commodity costs helped consumers’ budgets but hampered the profits and stock performance of energy-related companies. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty. Countervailing influences served to increase volatility in equity markets during the period.

Taking a closer look at the U.S. economy’s progress, positive gross domestic product was measured in each of the last three quarters of 2014. Consumer sentiment improved, and corporate earnings generally were favorable. The unemployment rate declined from 5.7% in January 2015 to 5.5% in February 2015. As economic data improved during the period, the U.S. Federal Reserve completed its quantitative easing (QE)-related bond-buying program in October 2014 but continued to hold short-term interest rates near zero throughout the period. Lower interest rates are intended to support liquidity and lending in the economy. Higher liquidity and lower borrowing costs supported investment in equities because investors were more comfortable taking on higher risk in a low-rate environment.

As the U.S. economic recovery gained strength, economies in other global developed markets struggled. In response, central banks in Europe, Japan, and China took steps to spark business activity and economic growth. The European Central Bank reduced interest rates in June and September 2014 and announced a QE bond-buying program early in 2015. While Japan’s economy rebounded from recession in the final quarter of 2014, the Bank of Japan maintained accommodative monetary policies because growth was weaker than expected. The People’s Bank of China reduced interest rates in November 2014 and February 2015 in an effort to spark increased economic activity; however, government officials lowered their previous projections for future economic growth. U.S. investors in international equity markets saw positive returns in local-currency terms turn lower after translation into U.S. dollars due to the substantially stronger U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Small Cap Value Fund	3

Small- and mid-cap stocks responded to improving economic signals in the U.S.

Small- and mid-cap companies often are considered to have less international exposure than large-cap companies and may be less susceptible to the influence of international economic and business conditions as a result. As the U.S. economy gained strength during the reporting period and international economic growth struggled, small- and mid-cap equity investors benefited. The difference was most distinct as the period closed.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA

Average annual total returns1 (%) as of March 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMVAX)	11-30-2000	(12.62)	5.34	6.20	(7.29)	6.60	6.82	1.35	1.30
Class B (SMVBX)*	11-30-2000	(13.01)	5.48	6.27	(8.01)	5.80	6.27	2.10	2.05
Class C (SMVCX)	11-30-2000	(9.00)	5.80	6.03	(8.00)	5.80	6.03	2.10	2.05
Class R6 (SMVRX)	6-28-2013	–	–	–	(6.90)	7.05	7.21	0.87	0.85
Administrator Class (SMVDX)	7-30-2010	–	–	–	(7.16)	6.81	7.00	1.19	1.10
Institutional Class (WFSVX)	7-31-2007	–	–	–	(6.95)	7.03	7.20	0.92	0.90
Investor Class (SSMVX)	12-31-1997	–	–	–	(7.30)	6.57	6.86	1.41	1.31
Russell 2000® Value Index[4]	–	–	–	–	4.43	12.54	7.53	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Value Fund	5

Growth of $10,000 investment[5] as of March 31, 2015

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The Adviser has committed through July 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.28% for Class A, 2.03% for Class B, 2.03% for Class C, 0.83% for Class R6, 1.08% for Administrator Class, 0.88% for Institutional Class, and 1.29% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended March 31, 2015.

■	The Fund’s overweight to the energy sector was a key detractor, as ample oil supplies weighed on stock prices and were a headwind to the sector’s relative performance.

■	Stock selection in the industrials sector contributed to results.

Despite higher volatility, equities posted a single-digit gain during the 12-month period that ended March 31, 2015 (measured by the Russell 2000 Value Index). Improving corporate earnings and economic data, combined with the U.S. Federal Reserve’s accommodative interest-rate policy, supported market gains. A plunge in oil prices weighed on the energy sector’s relative performance, and a surging U.S. dollar pressured dollar-denominated commodities, including gold. As a result, the Fund’s allocations to the energy and materials sectors detracted from relative performance. Contributing to Fund performance were an overweight to and strong stock selection in the airlines industry.

Ten largest holdings[6] (%) as of March 31, 2015
InterOil Corporation	8.33
Randgold Resources Limited ADR	6.81
Chimera Investment Corporation	5.82
OSI Systems Incorporated	2.66
Cavco Industries Incorporated	2.39
Cray Incorporated	2.37
Delta Air Lines Incorporated	2.27
Argo Group International Holdings Limited	2.07
United Continental Holdings Incorporated	1.84
Cincinnati Bell Incorporated	1.46

An overweight to energy hampered the Fund’s relative performance and overshadowed positive stock selection in the sector. Due to concerns about building crude-oil inventories, oil prices tumbled, which negatively affected energy stocks. As oil-well rig counts and production in North America decline, we expect supply to normalize and prices to recover to higher levels, which should help demand and supply reach a better equilibrium.

While the energy sector faces difficult conditions, we continue to have a favorable outlook for our holdings, starting with InterOil Corporation, our largest position in the sector. Our investment approach has always been company specific. While InterOil detracted from Fund performance during the period, the company’s resources are primarily natural gas–based. The biggest driver of the stock in the near term will be finalization of its transaction with Total S.A., which is expected during the second half of 2015. We believe the transaction provides a great foundation for the stock, and in our view, future exploration upside is not reflected fully in the current stock price.

Sector distribution[7] as of March 31, 2015

In the materials sector, anticipation for higher U.S. interest rates strengthened the U.S. dollar, which pressured dollar-denominated commodities, including gold. An overweight to the materials sector, specifically gold-mining companies, detracted from relative performance. We hold positions in gold miners, in part, because we believe they improve the Fund’s diversification given their lower correlation to the broad market and other holdings in the portfolio. In addition, institutions and individuals, especially in Asia, tend to turn to gold as a traditional store of value, particularly during periods of volatility in investment and currency markets. Randgold Resources Limited, a detractor from performance during the period, represents the majority of the Fund’s gold exposure. Based on our analysis, Randgold is a premier gold-mining company and its stock is undervalued.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Value Fund	7

Because the financials sector comprises about 40% of the Russell 2000 Value index, the portfolio’s underweight to the sector was the primary reason it detracted from the Fund’s relative performance. Our two largest sector holdings, Chimera Investment Corporation and Argo Group International Holdings Limited, performed well, returning almost 15% and 22%, respectively. While we have reduced investments in real estate investment trusts, we maintained our investment in Chimera because of its steady dividend and low valuation. Argo Group improved its margins and still trades at a discount to book value. We reduced our investment in Argo Group to capture some of the gains recorded during the period. We expect to increase our financials exposure but will do so on a stock-specific basis.

Strong stock selection within industrials, specifically airline stocks, drove Fund outperformance in the sector. Airline stocks in the portfolio were up more than 33% collectively. Airline holdings, such as United Continental Holdings Incorporated and Delta Air Lines Incorporated, benefited from lower fuel prices during the period. From a longer-term perspective, select companies in the airlines industry have been transforming their operating focus with great success, reducing capacity and raising prices, as evidenced by their continued strong profitability.

Given current market conditions, where valuations are elevated in our view, we are careful to not chase momentum. Instead, we continue to focus on company-specific fundamentals to guide our decisions. We are long-term, bottom-up investors who tend not to react to changing monthly or quarterly conditions. We remain focused on company valuation and retain enough liquidity to take advantage of opportunities that arise.

Please see footnotes on page 5.

8	Wells Fargo Advantage Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$995.60	$6.37	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Class B
Actual	$1,000.00	$991.83	$10.08	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class C
Actual	$1,000.00	$991.57	$10.08	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class R6
Actual	$1,000.00	$997.63	$4.13	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18	0.83%
Administrator Class
Actual	$1,000.00	$996.00	$5.37	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Institutional Class
Actual	$1,000.00	$997.35	$4.38	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.43	0.88%
Investor Class
Actual	$1,000.00	$995.45	$6.42	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.49	1.29%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 77.37%

Consumer Discretionary: 8.48%

Auto Components: 0.79%
Fox Factory Holding Corporation †	547,100	$8,392,514
Gentex Corporation	407,400	7,455,420

		15,847,934

Hotels, Restaurants & Leisure: 3.04%
Century Casinos Incorporated †(l)	1,220,300	6,650,635
Denny’s Corporation †	1,944,100	22,162,740
Peak Resorts Incorporated	550,200	3,389,232
Scientific Games Corporation Class A †	950,200	9,948,594
The Wendy’s Company	1,689,200	18,412,280

		60,563,481

Household Durables: 3.92%
Cavco Industries Incorporated †(l)	635,300	47,685,618
Harman International Industries Incorporated	17,000	2,271,710
KB Home Incorporated	594,100	9,279,842
Skyline Corporation †(l)	550,900	1,917,132
Taylor Morrison Home Corporation Class A †	364,200	7,593,570
The New Home Company Incorporated †	599,400	9,560,430

		78,308,302

Media: 0.27%
Starz Incorporated Class A †	154,300	5,309,463

Specialty Retail: 0.37%
Vitamin Shoppe Incorporated †	177,200	7,298,868

Textiles, Apparel & Luxury Goods: 0.09%
Movado Group Incorporated	64,600	1,842,392

Energy: 14.37%

Energy Equipment & Services: 4.05%
Glori Energy Incorporated †	639,900	1,362,987
Helix Energy Solutions Group Incorporated †	568,200	8,500,272
Helmerich & Payne Incorporated	69,400	4,724,058
ION Geophysical Corporation †	4,005,700	8,692,369
Key Energy Services Incorporated †	2,075,300	3,777,046
Newpark Resources Incorporated †	3,077,900	28,039,669
Oceaneering International Incorporated	54,700	2,949,971
Parker Drilling Company †	2,177,700	7,600,173
PHI Incorporated (non-voting) †	394,300	11,860,544
PHI Incorporated (voting) †	11,900	354,025
Vantage Drilling Company †	889,900	291,442
Willbros Group Incorporated †	829,800	2,746,638

		80,899,194

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 10.32%
Clean Energy Fuels Corporation †	627,500	$3,347,713
InterOil Corporation †(l)	3,601,700	166,182,438
Range Resources Corporation	326,600	16,996,264
Sanchez Energy Corporation †	293,700	3,821,037
Stone Energy Corporation †	332,500	4,881,100
Trilogy Energy Corporation (a)	1,825,400	10,698,262

		205,926,814

Financials: 17.06%

Banks: 4.90%
Ameris Bancorp	340,500	8,985,795
BBCN Bancorp Incorporated	618,600	8,951,142
CenterState Banks Incorporated	996,800	11,871,888
First Horizon National Corporation	1,072,300	15,323,167
First Niagara Financial Group Incorporated	1,420,900	12,560,756
Hilltop Holdings Incorporated †	303,200	5,894,208
IBERIABANK Corporation	134,950	8,505,899
Park Sterling Corporation	853,100	6,057,010
The Bancorp Incorporated †	1,289,000	11,639,670
Wilshire Bancorp Incorporated	791,800	7,894,246

		97,683,781

Capital Markets: 0.41%
Medley Management Incorporated Class A (l)	753,200	8,277,668

Consumer Finance: 0.62%
Cash America International Incorporated	284,400	6,626,520
Enova International Incorporated †	293,000	5,769,170

		12,395,690

Insurance: 2.93%
Argo Group International Holdings Limited	823,005	41,273,701
National General Holdings Corporation	231,900	4,336,530
OneBeacon Insurance Group Limited Class A	848,300	12,902,643

		58,512,874

REITs: 7.88%
Chimera Investment Corporation	36,987,400	116,140,436
MFA Mortgage Investments Incorporated	1,210,900	9,517,674
Redwood Trust Incorporated	1,367,500	24,437,225
UMH Properties Incorporated	700,300	7,052,021

		157,147,356

Thrifts & Mortgage Finance: 0.32%
Northwest Bancshares Incorporated	543,500	6,440,475

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small Cap Value Fund	11

Security name	Shares	Value

Health Care: 4.49%

Health Care Equipment & Supplies: 1.90%
Allied Healthcare Products Incorporated †(l)	780,500	$1,272,215
Hologic Incorporated †	274,500	9,065,363
OraSure Technologies Incorporated †(l)	4,218,600	27,589,644

		37,927,222

Health Care Providers & Services: 1.66%
Air Methods Corporation †	160,700	7,487,013
Cross Country Healthcare Incorporated †(l)	1,640,500	19,456,330
Healthways Incorporated †	308,580	6,079,026

		33,022,369

Health Care Technology: 0.42%
Allscripts Healthcare Solutions Incorporated †	698,000	8,348,080

Life Sciences Tools & Services: 0.24%
PAREXEL International Corporation †	70,200	4,843,098

Pharmaceuticals: 0.27%
Prestige Brands Holdings Incorporated †	126,600	5,429,874

Industrials: 9.41%

Airlines: 5.02%
American Airlines Group Incorporated	221,000	11,664,380
Delta Air Lines Incorporated	1,009,500	45,387,120
Latam Airlines Group SP ADR †	775,600	6,251,336
United Continental Holdings Incorporated †	546,500	36,752,125

		100,054,961

Commercial Services & Supplies: 2.45%
ABM Industries Incorporated	646,600	20,600,676
ACCO Brands Corporation †	2,805,700	23,315,367
Healthcare Services Group Incorporated	155,800	5,005,854

		48,921,897

Construction & Engineering: 0.07%
Tutor Perini Corporation †	59,800	1,396,330

Electrical Equipment: 0.36%
GrafTech International Limited †	1,860,100	7,235,789

Machinery: 0.31%
Actuant Corporation Class A	263,000	6,243,620

Professional Services: 0.39%
Hill International Incorporated †	2,170,900	7,793,531

Road & Rail: 0.33%
Covenant Transport Incorporated Class A †	198,400	6,578,944

Trading Companies & Distributors: 0.48%
Applied Industrial Technologies Incorporated	208,200	9,439,788

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Information Technology: 9.32%

Communications Equipment: 0.57%
Brocade Communications Systems Incorporated	290,300	$3,444,410
Harmonic Incorporated †	1,056,200	7,826,442

		11,270,852

Electronic Equipment, Instruments & Components: 5.18%
Checkpoint Systems Incorporated	1,049,900	11,359,918
Cognex Corporation †	320,500	15,893,595
Coherent Incorporated †	354,200	23,008,832
OSI Systems Incorporated †	716,000	53,170,160

		103,432,505

IT Services: 0.04%
TeleTech Holdings Incorporated	27,900	710,055

Semiconductors & Semiconductor Equipment: 0.50%
Kulicke & Soffa Industries Incorporated †	642,600	10,043,838

Technology Hardware, Storage & Peripherals: 3.03%
Cray Incorporated †	1,681,000	47,202,480
Diebold Incorporated	163,600	5,801,256
Quantum Corporation †	4,698,000	7,516,800

		60,520,536

Materials: 12.78%

Chemicals: 0.56%
Calgon Carbon Corporation	191,100	4,026,477
Zep Incorporated	415,900	7,082,777

		11,109,254

Containers & Packaging: 0.16%
Intertape Polymer Group Incorporated (a)	229,200	3,169,297

Metals & Mining: 11.31%
Agnico-Eagle Mines Limited	340,900	9,524,746
Carpenter Technology Corporation	287,200	11,166,336
Dominion Diamond Corporation †	135,400	2,313,986
NovaGold Resources Incorporated †	1,302,700	3,855,992
Randgold Resources Limited ADR	1,962,600	135,949,302
Royal Gold Incorporated	294,800	18,604,828
Sandstorm Gold Limited †	1,621,300	5,317,864
Silver Standard Resources Incorporated †	1,438,093	6,514,561
Steel Dynamics Incorporated	1,199,900	24,117,990
United States Steel Corporation	123,900	3,023,160
Webco Industries Incorporated †(a)(i)(l)	81,000	5,265,000

		225,653,765

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small Cap Value Fund	13

Security name			Shares	Value

Paper & Forest Products: 0.75%
Deltic Timber Corporation			101,700	$6,737,625
Wausau Paper Corporation			866,300	8,255,839

				14,993,464

Telecommunication Services: 1.46%

Diversified Telecommunication Services: 1.46%
Cincinnati Bell Incorporated †			8,279,200	29,225,575

Total Common Stocks (Cost $1,046,663,682)				1,543,818,936

Exchange-Traded Funds: 1.11%
Market Vectors Gold Miners ETF			572,021	10,433,663
Market Vectors Junior Gold Miners ETF			201,542	4,583,065
SPR S&P Regional Banking ETF			174,001	7,104,461

Total Exchange-Traded Funds (Cost $29,837,479)				22,121,189

		Expiration date

Warrants: 0.00%

Materials: 0.00%

Metals & Mining: 0.00%
Sandstorm Gold Limited †(i)		10-19-2015	470,263	29,704

Total Warrants (Cost $0)				29,704

	Yield
Short-Term Investments: 20.18%

Investment Companies: 20.18%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		402,613,353	402,613,353

Total Short-Term Investments (Cost $402,613,353)				402,613,353

Total investments in securities (Cost $1,479,114,514) *	98.66%	1,968,583,182
Other assets and liabilities, net	1.34	26,671,237

Total net assets	100.00%	$1,995,254,419

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,476,755,358 and unrealized gains (losses) consists of:

Gross unrealized gains	$629,256,770
Gross unrealized losses	(137,428,946)

Net unrealized gains	$491,827,824

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small Cap Value Fund	Statement of assets and liabilities—March 31, 2015

Assets
Investments
In unaffiliated securities, at value (cost $871,449,408)	$1,281,673,149
In affiliated securities, at value (cost $607,665,106)	686,910,033

Total investments, at value (cost $1,479,114,514)	1,968,583,182
Foreign currency, at value (cost $44)	40
Receivable for investments sold	24,951,790
Receivable for Fund shares sold	1,796,854
Receivable for dividends	6,242,287
Prepaid expenses and other assets	42,961

Total assets	2,001,617,114

Liabilities
Payable for investments purchased	1,526,746
Payable for Fund shares redeemed	2,704,169
Advisory fee payable	1,231,190
Distribution fees payable	52,731
Administration fees payable	381,446
Accrued expenses and other liabilities	466,413

Total liabilities	6,362,695

Total net assets	$1,995,254,419

NET ASSETS CONSIST OF
Paid-in capital	$1,336,701,502
Overdistributed net investment income	(455,328)
Accumulated net realized gains on investments	169,539,581
Net unrealized gains on investments	489,468,664

Total net assets	$1,995,254,419

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$289,668,925
Shares outstanding – Class A1	10,530,100
Net asset value per share – Class A	$27.51
Maximum offering price per share – Class A2	$29.19
Net assets – Class B	$156,046
Shares outstanding – Class B1	6,546
Net asset value per share – Class B	$23.84
Net assets – Class C	$80,968,821
Shares outstanding – Class C1	3,402,010
Net asset value per share – Class C	$23.80
Net assets – Class R6	$52,612,801
Shares outstanding – Class R6[1]	1,859,675
Net asset value per share – Class R6	$28.29
Net assets – Administrator Class	$74,819,816
Shares outstanding – Administrator Class[1]	2,643,438
Net asset value per share – Administrator Class	$28.30
Net assets – Institutional Class	$1,017,115,041
Shares outstanding – Institutional Class[1]	35,947,907
Net asset value per share – Institutional Class	$28.29
Net assets – Investor Class	$479,912,969
Shares outstanding – Investor Class[1]	17,012,827
Net asset value per share – Investor Class	$28.21

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2015	Wells Fargo Advantage Small Cap Value Fund	15

Investment income
Dividends (net of foreign withholding taxes of $143,674)	$32,121,390
Income from affiliated securities	1,143,037
Interest	1,016

Total investment income	33,265,443

Expenses
Advisory fee	19,258,297
Administration fees
Fund level	1,267,833
Class A	959,637
Class B	807
Class C	246,112
Class R6	11,272
Administrator Class	466,021
Institutional Class	753,055
Investor Class	2,005,423
Shareholder servicing fees
Class A	922,728
Class B	776
Class C	236,647
Administrator Class	1,153,116
Investor Class	1,557,799
Distribution fees
Class B	2,327
Class C	709,940
Custody and accounting fees	165,747
Professional fees	47,636
Registration fees	65,138
Shareholder report expenses	357,225
Trustees’ fees and expenses	9,384
Other fees and expenses	92,858

Total expenses	30,289,778
Less: Fee waivers and/or expense reimbursements	(1,736,472)

Net expenses	28,553,306

Net investment income	4,712,137

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	289,048,766
Affiliated securities	7,606,250
Written options	468,379

Net realized gains on investments	297,123,395

Net change in unrealized gains (losses) on:
Unaffiliated securities	(543,246,318)
Affiliated securities	56,754,221
Written options	(441,338)

Net change in unrealized gains (losses) on investments	(486,933,435)

Net realized and unrealized gains (losses) on investments	(189,810,040)

Net decrease in net assets resulting from operations	$(185,097,903)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Value Fund	Statement of changes in net assets

	Year ended March 31, 2015		Year ended March 31, 2014[1]		Year ended October 31, 2013

Operations
Net investment income		$4,712,137		$18,201,981		$29,762,669
Net realized gains on investments		297,123,395		268,628,149		300,714,353
Net change in unrealized gains (losses) on investments		(486,933,435)		(21,597,831)		195,897,104

Net increase (decrease) in net assets resulting from operations		(185,097,903)		265,232,299		526,374,126

Distributions to shareholders from
Net investment income
Class A		(1,523,233)		(1,509,695)		(4,536,414)
Class C		(221,004)		0		(171,443)
Class R6		(333,506)		(212)		0 [2]
Administrator Class		0		(3,799,419)		(5,359,165)
Institutional Class		(8,076,528)		(7,342,486)		(13,128,793)
Investor Class		(2,166,037)		(2,145,115)		(8,580,979)
Net realized gains
Class A		(55,676,351)		(43,796,014)		(21,797,929)
Class B		(47,217)		(62,444)		(46,937)
Class C		(16,838,250)		(10,742,480)		(4,121,715)
Class R6		(7,568,540)		(2,501)		0 [2]
Administrator Class		(15,392,983)		(60,602,123)		(19,576,380)
Institutional Class		(192,333,937)		(94,384,653)		(41,054,563)
Investor Class		(90,968,444)		(82,220,872)		(44,728,095)

Total distributions to shareholders		(391,146,030)		(306,608,014)		(163,102,413)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	1,004,915	32,650,378	601,094	20,837,679	2,268,017	76,033,585
Class B	0	0	122	3,779	1,437	44,640
Class C	208,610	5,701,764	101,771	3,087,542	346,085	10,500,684
Class R6	1,795,825	62,081,868	12,934	466,848	742 [2]	25,000 [2]
Administrator Class	2,670,173	93,659,025	3,613,820	124,358,091	5,954,868	204,390,566
Institutional Class	22,555,891	768,995,626	1,943,947	69,997,238	6,194,930	215,795,560
Investor Class	1,134,358	38,165,162	811,524	28,539,103	3,866,218	131,620,775

		1,001,253,823		247,290,280		638,410,810

Reinvestment of distributions
Class A	1,960,105	54,762,197	1,333,514	43,742,944	761,279	23,762,380
Class B	1,945	47,030	1,942	56,766	1,521	42,714
Class C	619,555	14,985,444	320,308	9,369,017	133,666	3,766,646
Class R6	274,897	7,902,046	81	2,713	0 [2]	0 [2]
Administrator Class	510,536	14,611,549	351,743	11,763,208	117,215	3,725,339
Institutional Class	3,727,964	107,172,323	2,977,872	100,005,716	1,663,325	53,039,903
Investor Class	3,198,137	91,570,270	2,486,110	83,178,719	1,659,987	52,731,227

		291,050,859		248,119,083		137,068,209

Payment for shares redeemed
Class A	(4,847,855)	(156,671,667)	(2,808,964)	(95,768,784)	(8,105,798)	(275,974,386)
Class B	(12,058)	(350,936)	(5,169)	(159,543)	(27,240)	(830,263)
Class C	(728,251)	(20,122,577)	(338,817)	(10,437,208)	(703,964)	(21,547,819)
Class R6	(221,939)	(7,157,233)	(2,865)	(104,369)	0 [2]	0 [2]
Administrator Class	(20,096,449)	(705,338,775)	(2,436,742)	(85,982,579)	(4,295,088)	(149,146,809)
Institutional Class	(17,298,268)	(567,191,934)	(7,101,708)	(252,338,496)	(12,794,773)	(450,400,513)
Investor Class	(8,864,914)	(296,658,045)	(8,403,434)	(299,720,372)	(17,241,492)	(595,206,493)

		(1,753,491,167)		(744,511,351)		(1,493,106,283)

Net decrease in net assets resulting from capital share transactions		(461,186,485)		(249,101,988)		(717,627,264)

Total decrease in net assets		(1,037,430,418)		(290,477,703)		(354,355,551)

Net assets
Beginning of period		3,032,684,837		3,323,162,540		3,677,518,091

End of period		$1,995,254,419		$3,032,684,837		$3,323,162,540

Undistributed (overdistributed) net investment income		$(455,328)		$10,146,282		$14,745,936

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
CLASS A	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$35.74	$36.33	$32.87	$29.56	$29.71	$23.32
Net investment income	0.01 [2]	0.18	0.23	0.19	0.16	0.22 [2]
Net realized and unrealized gains (losses) on investments	(2.55)	2.71	4.68	3.39	(0.11)	6.29

Total from investment operations	(2.54)	2.89	4.91	3.58	0.05	6.51
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.24)	(0.12)	(0.20)	(0.12)
Net realized gains	(5.56)	(3.37)	(1.21)	(0.15)	0.00	0.00

Total distributions to shareholders	(5.69)	(3.48)	(1.45)	(0.27)	(0.20)	(0.12)
Net asset value, end of period	$27.51	$35.74	$36.33	$32.87	$29.56	$29.71
Total return[3]	(7.29)%	8.87%	15.67%	12.22%	0.11%	28.01%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.33%	1.33%	1.34%	1.32%	1.38%
Net expenses	1.29%	1.30%	1.30%	1.30%	1.30%	1.37%
Net investment income	0.02%	1.26%	0.72%	0.61%	0.50%	0.79%
Supplemental data
Portfolio turnover rate	9%	7%	18%	16%	17%	21%
Net assets, end of period (000s omitted)	$289,669	$443,671	$482,677	$603,622	$596,741	$645,371

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
CLASS B	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$31.87	$32.75	$29.74	$26.85	$27.02	$21.28
Net investment income (loss)	(0.25)[2]	0.06 [2]	0.01 [2]	(0.03)[2]	(0.16)[2]	0.00 [2,3]
Net realized and unrealized gains (losses) on investments	(2.22)	2.43	4.21	3.07	(0.01)	5.74

Total from investment operations	(2.47)	2.49	4.22	3.04	(0.17)	5.74
Distributions to shareholders from
Net realized gains	(5.56)	(3.37)	(1.21)	(0.15)	0.00	0.00
Net asset value, end of period	$23.84	$31.87	$32.75	$29.74	$26.85	$27.02
Total return[4]	(8.01)%	8.53%	14.86%	11.37%	(0.63)%	26.97%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.08%	2.06%	2.08%	2.06%	2.13%
Net expenses	2.04%	2.05%	2.03%	2.05%	2.04%	2.13%
Net investment income (loss)	(0.83)%	0.50%	0.02%	(0.12)%	(0.57)%	0.00%
Supplemental data
Portfolio turnover rate	9%	7%	18%	16%	17%	21%
Net assets, end of period (000s omitted)	$156	$531	$647	$1,310	$3,928	$36,436

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
CLASS C	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$31.89	$32.77	$29.82	$26.92	$27.11	$21.34
Net investment income (loss)	(0.20)[2]	0.07 [2]	(0.02)[2]	(0.04)[2]	(0.07)[2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	(2.27)	2.42	4.23	3.09	(0.10)	5.76

Total from investment operations	(2.47)	2.49	4.21	3.05	(0.17)	5.77
Distributions to shareholders from
Net investment income	(0.06)	0.00	(0.05)	0.00	(0.02)	0.00
Net realized gains	(5.56)	(3.37)	(1.21)	(0.15)	0.00	0.00

Total distributions to shareholders	(5.62)	(3.37)	(1.26)	(0.15)	(0.02)	0.00
Net asset value, end of period	$23.80	$31.89	$32.77	$29.82	$26.92	$27.11
Total return[3]	(8.00)%	8.53%	14.80%	11.38%	(0.62)%	27.04%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.08%	2.08%	2.09%	2.07%	2.13%
Net expenses	2.04%	2.05%	2.05%	2.05%	2.05%	2.12%
Net investment income (loss)	(0.70)%	0.52%	(0.06)%	(0.14)%	(0.24)%	0.04%
Supplemental data
Portfolio turnover rate	9%	7%	18%	16%	17%	21%
Net assets, end of period (000s omitted)	$80,969	$105,309	$105,491	$102,663	$100,032	$97,675

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31, 2013[2]
CLASS R6	2015	2014[1]
Net asset value, beginning of period	$36.52	$37.13	$33.69
Net investment income	0.23 [3]	0.35	0.07 [3]
Net realized and unrealized gains (losses) on investments	(2.69)	2.67	3.37

Total from investment operations	(2.46)	3.02	3.44
Distributions to shareholders from
Net investment income	(0.21)	(0.26)	0.00
Net realized gains	(5.56)	(3.37)	0.00

Total distributions to shareholders	(5.77)	(3.63)	0.00
Net asset value, end of period	$28.29	$36.52	$37.13
Total return[4]	(6.90)%	9.07%	10.21%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.85%	0.85%
Net expenses	0.83%	0.85%	0.85%
Net investment income	0.71%	2.82%	0.60%
Supplemental data
Portfolio turnover rate	9%	7%	18%
Net assets, end of period (000s omitted)	$52,613	$398	$28

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
ADMINISTRATOR CLASS	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$36.40	$36.98	$33.45	$30.12	$30.32	$28.12
Net investment income	0.01 [3]	0.21	0.31	0.25 [3]	0.29 [3]	0.05 [3]
Net realized and unrealized gains (losses) on investments	(2.55)	2.77	4.75	3.44	(0.17)	2.15

Total from investment operations	(2.54)	2.98	5.06	3.69	0.12	2.20
Distributions to shareholders from
Net investment income	0.00	(0.19)	(0.32)	(0.21)	(0.32)	0.00
Net realized gains	(5.56)	(3.37)	(1.21)	(0.15)	0.00	0.00

Total distributions to shareholders	(5.56)	(3.56)	(1.53)	(0.36)	(0.32)	0.00
Net asset value, end of period	$28.30	$36.40	$36.98	$33.45	$30.12	$30.32
Total return[4]	(7.16)%	8.97%	15.92%	12.42%	0.32%	7.82%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.17%	1.17%	1.17%	1.15%	1.28%
Net expenses	1.09%	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.03%	1.48%	0.87%	0.80%	0.91%	0.79%
Supplemental data
Portfolio turnover rate	9%	7%	18%	16%	17%	21%
Net assets, end of period (000s omitted)	$74,820	$711,869	$666,812	$543,683	$390,266	$8,841

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
INSTITUTIONAL CLASS	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$36.53	$37.12	$33.56	$30.21	$30.33	$23.80
Net investment income	0.17 [2]	0.26	0.38 [2]	0.34	0.31	0.34 [2]
Net realized and unrealized gains (losses) on investments	(2.65)	2.76	4.76	3.42	(0.12)	6.42

Total from investment operations	(2.48)	3.02	5.14	3.76	0.19	6.76
Distributions to shareholders from
Net investment income	(0.20)	(0.24)	(0.37)	(0.26)	(0.31)	(0.23)
Net realized gains	(5.56)	(3.37)	(1.21)	(0.15)	0.00	0.00

Total distributions to shareholders	(5.76)	(3.61)	(1.58)	(0.41)	(0.31)	(0.23)
Net asset value, end of period	$28.29	$36.53	$37.12	$33.56	$30.21	$30.33
Total return[3]	(6.95)%	9.05%	16.15%	12.68%	0.52%	28.53%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.90%	0.90%	0.91%	0.89%	0.94%
Net expenses	0.89%	0.90%	0.90%	0.90%	0.89%	0.93%
Net investment income	0.52%	1.66%	1.08%	1.01%	0.97%	1.23%
Supplemental data
Portfolio turnover rate	9%	7%	18%	16%	17%	21%
Net assets, end of period (000s omitted)	$1,017,115	$984,881	$1,081,869	$1,143,730	$1,073,943	$1,279,201

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INVESTOR CLASS	2015		2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$36.48		$36.98	$33.43	$30.04	$30.18	$23.70
Net investment income	0.00	2,[3]	0.18 [2]	0.23 [2]	0.19 [2]	0.14 [2]	0.22 [2]
Net realized and unrealized gains (losses) on investments	(2.60)		2.77	4.75	3.44	(0.10)	6.39

Total from investment operations	(2.60)		2.95	4.98	3.63	0.04	6.61
Distributions to shareholders from
Net investment income	(0.11)		(0.08)	(0.22)	(0.09)	(0.18)	(0.13)
Net realized gains	(5.56)		(3.37)	(1.21)	(0.15)	0.00	0.00

Total distributions to shareholders	(5.67)		(3.45)	(1.43)	(0.24)	(0.18)	(0.13)
Net asset value, end of period	$28.21		$36.48	$36.98	$33.43	$30.04	$30.18
Total return[4]	(7.30)%		8.85%	15.64%	12.18%	0.09%	27.99%
Ratios to average net assets (annualized)
Gross expenses	1.41%		1.39%	1.39%	1.40%	1.39%	1.47%
Net expenses	1.30%		1.33%	1.33%	1.33%	1.33%	1.35%
Net investment income	0.00%		1.21%	0.68%	0.58%	0.45%	0.80%
Supplemental data
Portfolio turnover rate	9%		7%	18%	16%	17%	21%
Net assets, end of period (000s omitted)	$479,913		$786,027	$985,639	$1,282,510	$1,448,429	$1,968,601

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2015, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	25

quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

26	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, net operating losses, and passive foreign investment companies. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$(2,898,924)	$(2,993,439)	$5,892,363

As of March 31, 2015, the Fund had $4,243,961 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$169,170,440	$0	$0	$169,170,440
Energy	276,127,746	10,698,262	0	286,826,008
Financials	340,457,844	0	0	340,457,844
Health care	89,570,643	0	0	89,570,643
Industrials	187,664,860	0	0	187,664,860
Information technology	185,977,786	0	0	185,977,786
Materials	246,491,483	8,434,297	0	254,925,780
Telecommunication services	29,225,575	0	0	29,225,575

Exchange-traded funds	22,121,189	0	0	22,121,189

Warrants
Materials	0	29,704	0	29,704

Short-term investments
Investment companies	402,613,353	0	0	402,613,353
Total assets	$1,949,420,919	$19,162,263	$0	$1,968,583,182

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.76% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

28	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares, 0.83% for Class R6 shares, 1.08% for Administrator Class shares, 0.88% for Institutional Class shares, and 1.29% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to August 1, 2014, the Fund’s expenses were capped at 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, 0.85% for Class R6 shares, 1.10% for Administrator Class shares, 0.90% for Institutional Class shares, and 1.31% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2015, Funds Distributor received $8,817 from the sale of Class A shares and $190 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $207,973,235 and $1,179,477,766, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased		Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Argo Group International Holdings Limited*	1,420,300	81,890	**	679,185	823,005	$41,273,701	$750,200	$12,146,884
Allied Healthcare Products Incorporated	563,145	257,694		40,339	780,500	1,272,215	0	44,079
Cavco Industries Incorporated	742,600	0		107,300	635,300	47,685,618	0	2,319,489
Century Casinos Incorporated	747,300	480,500		7,500	1,220,300	6,650,635	0	(14,246)
Cross Country Healthcare Incorporated	2,050,500	15,800		425,800	1,640,500	19,456,330	0	(3,031,886)
lnterOil Corporation	4,293,600	0		691,900	3,601,700	166,182,438	0	(1,781,960)
Medley Management Incorporated Class A	0	761,200		8,000	753,200	8,277,668	142,500	(55,378)
OraSure Technologies Incorporated	5,621,700	0		1,403,100	4,218,600	27,589,644	0	(1,805,029)
Skyline Corporation	337,500	215,700		2,300	550,900	1,917,132	0	(1,825)
Webco Industries Incorporated	85,650	650		5,300	81,000	5,265,000	0	(213,878)
							$892,700	$7,606,250

*	No longer an affiliate of the Fund at the end of the period.
**	Amount represents a stock dividend for 81,890 shares received on February 26, 2015

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	29

7. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2015, the Fund entered into written options for economic hedging purposes.

During the year ended March 31, 2015, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at March 31, 2014	3,320	$751,558
Options written	770	176,780
Options expired	0	0
Options closed	(4,090)	(928,338)
Options exercised	0	0
Options outstanding at March 31, 2015	0	$0

As of March 31, 2015, the Fund did not have any open written options. The Fund had an average of 233 written call option contracts during the year ended March 31, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $5,209 in commitment fees.

For the year ended March 31, 2015, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2015, the five months ended March 31, 2014, and the year ended October 31, 2013 were as follows:

	Year ended March 31, 2015	Year ended March 31, 2014*	Year ended October 31, 2013
Ordinary income	$30,981,316	$14,796,927	$34,850,889
Long-term capital gain	360,164,714	296,341,733	128,284,720

*	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$178,704,821	$484,092,057	$(4,243,961)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related statements of operations for the year then ended, statements of changes in net assets for the year then ended, the period from November 1, 2013 to March 31, 2014 and the year ended October 31, 2013, and the financial highlights for the year ended March 31, 2015, the period from November 1, 2013 to March 31, 2014, and each of the years or periods in the four-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Value Fund as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles

Boston, Massachusetts

May 26, 2015

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 14.34% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $360,164,714 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $7,968,394 of income dividends paid during the fiscal year ended March 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2015, $18,479 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended March 31, 2015, $18,661,882 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232693 05-15 A244/AR244 03-15

Wells Fargo Advantage

Small/Mid Cap Value Fund

Annual Report

March 31, 2015

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small/Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Domestic stock markets, as measured by the S&P 500 Index (up 12.7%), the Russell 2000® Index (up 8.2%), and Russell Midcap® Index (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved.

As the U.S. economic recovery gained strength, economies in some other global markets struggled.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Small/Mid Cap Value Fund for the 12-month period that ended March 31, 2015. During the period, equity investors welcomed signs of an improving U.S. economy. Domestic stock markets, as measured by the S&P 500 Index1 (up 12.7%), the Russell 2000® Index2 (up 8.2%), and Russell Midcap® Index3 (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved. Compared with the U.S., global growth was muted. Falling energy-related commodity prices and currency market volatility, combined with the slower pace of economic growth internationally, tended to favor domestic equity markets over foreign markets.

Volatility returned to equity markets as market influences changed.

A strengthening U.S. dollar, falling oil and natural gas prices, and central bank actions had counterbalancing effects on investment markets. For example, while a stronger U.S. dollar benefited consumers purchasing goods and services, especially overseas, it tended to negatively affect corporate earnings and investment gains earned overseas upon translation into U.S. currency. Lower energy-commodity costs helped consumers’ budgets but hampered the profits and stock performance of energy-related companies. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty. Countervailing influences served to increase volatility in equity markets during the period.

Taking a closer look at the U.S. economy’s progress, positive gross domestic product was measured in each of the last three quarters of 2014. Consumer sentiment improved, and corporate earnings generally were favorable. The unemployment rate declined from 5.7% in January 2015 to 5.5% in February 2015. As economic data improved during the period, the U.S. Federal Reserve completed its quantitative easing (QE)-related bond-buying program in October 2014 but continued to hold short-term interest rates near zero throughout the period. Lower interest rates are intended to support liquidity and lending in the economy. Higher liquidity and lower borrowing costs supported investment in equities because investors were more comfortable taking on higher risk in a low-rate environment.

As the U.S. economic recovery gained strength, economies in some other global markets struggled. In response, central banks in Europe, Japan, and China took steps to spark business activity and economic growth. The European Central Bank reduced interest rates in June and September 2014 and announced a QE bond-buying program early in 2015. While Japan’s economy rebounded from recession in the final quarter of 2014, the Bank of Japan maintained accommodative monetary policies because growth was weaker than expected. The People’s Bank of China reduced interest rates in November 2014 and February 2015 in an effort to spark increased economic activity; however, government officials lowered their previous projections for future economic growth. U.S. investors in international equity markets saw positive returns in local-currency terms turn lower after translation into U.S. dollars due to the substantially stronger U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	3

Small- and mid-cap stocks responded to improving economic signals in the U.S.

Small- and mid-cap companies often are considered to have less international exposure than large-cap companies and may be less susceptible to the influence of international economic and business conditions as a result. As the U.S. economy gained strength during the reporting period and international economic growth struggled, small- and mid-cap equity investors benefited. The difference was most distinct as the period closed.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Small/Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA

Average annual total returns1 (%) as of March 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFVAX)	7-31-2007	(21.47)	2.64	3.38	(16.66)	3.86	4.00	1.58	1.36
Class C (WFCVX)	7-31-2007	(18.26)	3.10	3.28	(17.26)	3.10	3.28	2.33	2.11
Administrator Class (WWMDX)	4-8-2005	–	–	–	(16.48)	4.11	4.29	1.42	1.16
Institutional Class (WWMSX)	8-31-2006	–	–	–	(16.34)	4.32	4.46	1.15	0.96
Investor Class (SMMVX)	3-28-2002	–	–	–	(16.71)	3.79	3.93	1.64	1.42
Russell 2500TM Value Index[4]	–	–	–	–	6.58	14.06	8.46	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	5

Growth of $10,000 investment[5] as of March 31, 2015

[1]	Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The Adviser has committed through July 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.35% for Class A, 2.10% for Class C, 1.15% for Administrator Class, 0.95% for Institutional Class, and 1.41% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Small/Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2500 Value Index, for the 12-month period that ended March 31, 2015.

■	The Fund’s overweight to the energy sector was a key detractor, as ample oil supplies weighed on stock prices and were a significant headwind to the sector’s performance.

■	Stock selection in the industrials sector contributed to results.

Despite higher volatility, equities posted a single-digit gain during the 12-month period that ended March 31, 2015 (measured by the Russell 2500 Value Index). Improving corporate earnings and economic data, combined with the U.S. Federal Reserve’s accommodative interest-rate policy, supported market gains. A plunge in oil prices weighed on the energy sector’s relative performance, and a surging U.S. dollar pressured dollar-denominated commodities, including gold. As a result, the Fund’s allocations to the energy and materials sectors detracted from relative performance. Contributing to Fund performance were an overweight to and strong stock selection in the airlines industry.

Ten largest holdings[6] (%) as of March 31, 2015
InterOil Corporation	5.79
Randgold Resources Limited ADR	4.41
UMH Properties Incorporated	4.39
Integrated Electrical Services Incorporated	3.96
Cavco Industries Incorporated	3.49
Century Casinos Incorporated	3.42
Chimera Investment Corporation	3.19
Sandvine Corporation	2.51
Pacific Premier Bancorp Incorporated	2.05
Cray Incorporated	2.03

An overweight to energy hampered the Fund’s relative performance.

Due to concerns about building crude-oil inventories, oil prices tumbled, which negatively affected energy stocks. As oil-well rig counts and production in North America decline, we expect supply to normalize and prices to recover to higher levels, which should help demand and supply reach a better equilibrium.

While the energy sector faces difficult conditions, we continue to have a favorable outlook for our holdings, starting with InterOil Corporation, our largest position in the sector. Our investment approach has always been company specific. While InterOil detracted from Fund performance during the period, the company’s resources are primarily natural gas–based. The biggest driver of the stock in the near term will be finalization of its transaction with Total S.A., which is expected during the second half of 2015. We believe the transaction provides a great foundation for the stock, and in our view, future exploration upside is not reflected fully in the current stock price.

In the materials sector, anticipation for higher U.S. interest rates strengthened the U.S. dollar, which pressured dollar-denominated commodities, including gold. An overweight to the materials sector, specifically gold-mining companies, detracted from relative performance. We hold positions in gold miners, in part, because we believe they improve the Fund’s diversification given their lower correlation to the broad market and other holdings in the portfolio. In addition, institutions and individuals, especially in Asia, tend to turn to gold as a traditional store of value, particularly during periods of volatility in investment and currency markets. Randgold Resources Limited, a detractor from performance during the period, is well positioned to emerge as a long-term winner given its balance sheet strength and outstanding management, in our view.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	7

Sector distribution[7] as of March 31, 2015

Because the financials sector comprises more than 37% of the index, the portfolio’s underweight to the sector contributed to underperformance during the period. Our largest position in the sector, Chimera Investment Corporation, returned almost 15% during the period but was not enough to offset weakness from other holdings in the sector. The portfolio’s underweight to banks also was a headwind. We expect to increase our financials exposure but will do so on a stock-specific basis.

Strong stock selection within industrials, specifically airlines industry stocks, drove Fund outperformance in the sector.

The portfolio’s largest airlines holdings, JetBlue Airways Corporation and American Airlines Group Incorporated,

gained approximately 122% and 45%, respectively, during the period. The airlines industry benefited from lower fuel prices. From a longer-term perspective, select companies in the airlines industry have been transforming their operating focus with great success, reducing capacity and raising prices, as evidenced by their continued strong profitability.

Given current market conditions, where valuations are elevated in our view, we are careful to not chase momentum. Instead, we continue to focus on company-specific fundamentals to guide our decisions. We are long-term, bottom-up investors who tend not to react to changing monthly or quarterly conditions. We remain focused on company valuation and retain enough liquidity to take advantage of opportunities that arise.

Please see footnotes on page 5.

8	Wells Fargo Advantage Small/Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$935.88	$6.52	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C
Actual	$1,000.00	$932.64	$10.12	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Administrator Class
Actual	$1,000.00	$936.77	$5.55	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Institutional Class
Actual	$1,000.00	$937.30	$4.59	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Investor Class
Actual	$1,000.00	$934.90	$6.80	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.09	1.41%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small/Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 94.40%

Consumer Discretionary: 17.63%

Auto Components: 1.10%
Fox Factory Holding Corporation †	46,469	$712,834

Hotels, Restaurants & Leisure: 3.96%
Century Casinos Incorporated †	405,400	2,209,430
Peak Resorts Incorporated	57,600	354,816

		2,564,246

Household Durables: 8.33%
Cavco Industries Incorporated †	30,100	2,259,306
D.R. Horton Incorporated	25,400	723,392
Skyline Corporation †	141,300	491,724
Taylor Morrison Home Corporation Class A †	40,700	848,595
WCI Communities Incorporated †	44,300	1,060,985

		5,384,002

Media: 4.24%
Cinemark Holdings Incorporated	7,400	333,518
Entravision Communications Corporation Class A	101,900	645,027
Interpublic Group of Companies Incorporated	20,800	460,096
News Corporation Class A †	81,300	1,301,613

		2,740,254

Energy: 13.10%

Energy Equipment & Services: 2.72%
Glori Energy Incorporated †	27,900	59,427
Helix Energy Solutions Group Incorporated †	19,250	287,980
Helmerich & Payne Incorporated	1,700	115,719
Key Energy Services Incorporated †	162,900	296,478
Newpark Resources Incorporated †	36,800	335,248
Parker Drilling Company †	154,800	540,252
Willbros Group Incorporated †	36,800	121,808

		1,756,912

Oil, Gas & Consumable Fuels: 10.38%
Bellatrix Exploration Limited †	69,000	167,670
Canadian Natural Resources Limited	20,000	614,200
Clean Energy Fuels Corporation †	46,300	247,011
InterOil Corporation †	81,200	3,746,568
PostRock Energy Corporation †	46,910	84,907
Raging River Exploration Incorporated †	42,400	298,278
Range Resources Corporation	11,300	588,052
Sanchez Energy Corporation †	19,300	251,093
Stone Energy Corporation †	18,400	270,112
Triangle Petroleum Corporation †	33,600	169,008

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Trilogy Energy Corporation (a)	47,300	$277,215

		6,714,114

Financials: 24.60%

Banks: 12.23%
American River Bankshares †	61,300	580,511
BBCN Bancorp Incorporated	58,106	840,794
First Niagara Financial Group Incorporated	54,400	480,896
Hilltop Holdings Incorporated †	22,000	427,680
IBERIABANK Corporation	4,998	315,024
Midsouth Bancorp Incorporated	36,900	544,275
Pacific Premier Bancorp Incorporated †	81,800	1,324,342
Sierra Bancorp	62,600	1,045,420
The Bancorp Incorporated †	102,500	925,575
Valley National Bancorp	62,576	590,717
Wilshire Bancorp Incorporated	84,000	837,480

		7,912,714

Capital Markets: 0.29%
Safeguard Scientifics Incorporated †	10,300	186,224

Consumer Finance: 0.93%
Cash America International Incorporated	11,400	265,620
Enova International Incorporated †	16,930	333,352

		598,972

Insurance: 0.82%
First Acceptance Corporation †	160,000	387,200
Health Insurance Innovations Incorporated Class A †	18,200	142,142

		529,342

REITs: 9.42%
Chimera Investment Corporation	657,900	2,065,806
Redwood Trust Incorporated	66,500	1,188,355
UMH Properties Incorporated	281,800	2,837,726

		6,091,887

Thrifts & Mortgage Finance: 0.91%
Northwest Bancshares Incorporated	49,600	587,760

Health Care: 3.53%

Health Care Equipment & Supplies: 1.49%
Allied Healthcare Products Incorporated †	76,400	124,532
EnteroMedics Incorporated †	654,715	599,064
Stryker Corporation	2,600	239,850

		963,446

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small/Mid Cap Value Fund	11

Security name	Shares	Value

Health Care Providers & Services: 0.72%
Cross Country Healthcare Incorporated †	39,100	$463,726

Health Care Technology: 1.32%
Allscripts Healthcare Solutions Incorporated †	18,300	218,868
Merge Healthcare Incorporated †	73,700	329,439
Omnicell Incorporated †	8,800	308,880

		857,187

Industrials: 17.11%

Airlines: 3.71%
American Airlines Group Incorporated	14,100	744,198
JetBlue Airways Corporation †	31,400	604,450
LATAM Airlines Group ADR †	67,492	543,986
United Continental Holdings Incorporated †	7,500	504,375

		2,397,009

Building Products: 1.37%
Builders FirstSource Incorporated †	19,500	131,884
Patrick Industries Incorporated †	12,150	756,581

		888,465

Commercial Services & Supplies: 1.45%
ABM Industries Incorporated	6,700	213,462
ACCO Brands Corporation †	59,300	492,783
Healthcare Services Group Incorporated	6,800	218,484
SP Plus Corporation †	700	15,295

		940,024

Construction & Engineering: 4.86%
Integrated Electrical Services Incorporated †	291,100	2,561,680
Sterling Construction Company Incorporated †	128,100	579,012

		3,140,692

Electrical Equipment: 0.40%
GrafTech International Limited †	66,000	256,740

Machinery: 3.88%
Actuant Corporation Class A	27,900	662,346
Graco Incorporated	5,400	389,664
Kennametal Incorporated	25,200	848,988
Xylem Incorporated	17,455	611,274

		2,512,272

Professional Services: 0.27%
Hill International Incorporated †	49,000	175,910

Trading Companies & Distributors: 1.17%
Applied Industrial Technologies Incorporated	16,700	757,178

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—March 31, 2015

Security name		Shares	Value

Information Technology: 7.15%

Communications Equipment: 3.28%
Applied Optoelectronics Incorporated †		36,200	$502,456
Sandvine Corporation †		587,900	1,622,604

			2,125,060

Electronic Equipment, Instruments & Components: 0.98%
Knowles Corporation †		32,800	632,056

Semiconductors & Semiconductor Equipment: 0.86%
FormFactor Incorporated †		62,700	556,149

Technology Hardware, Storage & Peripherals: 2.03%
Cray Incorporated †		46,700	1,311,336

Materials: 10.36%

Metals & Mining: 10.36%
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares		7,400	206,756
Endeavour Mining Corporation †		943,200	439,373
Goldcorp Incorporated-U.S. Exchange Traded Shares		12,900	233,748
Goldgroup Mining Incorporated †		300,000	23,686
Lucara Diamond Corporation – Legend Shares (a)		425,200	597,007
McEwen Mining Incorporated †		184,400	188,088
Newmont Mining Corporation		5,400	117,234
Randgold Resources Limited ADR		41,200	2,853,924
Rockwell Diamonds Incorporated †(a)		728,200	132,113
Rockwell Diamonds Incorporated – Legend Shares (i)		1,172,000	212,830
Royal Gold Incorporated		10,700	675,277
Sandstorm Gold Limited †		187,500	615,000
Silver Wheaton Corporation-U.S. Exchange Traded Shares		21,300	405,126

			6,700,162

Telecommunication Services: 0.92%

Diversified Telecommunication Services: 0.92%
Cincinnati Bell Incorporated †		169,200	597,277

Total Common Stocks (Cost $45,645,083)			61,053,950

Exchange-Traded Funds: 0.60%
Market Vectors Junior Gold Miners ETF			387,694

Total Exchange-Traded Funds (Cost $618,728)			387,694

	Expiration date
Warrants: 0.09%

Health Care: 0.09%

Health Care Equipment & Supplies: 0.09%
EnteroMedics Incorporated †(a)(i)	5-14-2016	270,908	38,026
EnteroMedics Incorporated †(a)(i)	9-28-2016	13,680	3,469

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Small/Mid Cap Value Fund	13

Security name		Expiration date	Shares	Value

Health Care Equipment & Supplies (continued)
EnteroMedics Incorporated †(a)(i)		2-27-2018	48,280	$12,908

Total Warrants (Cost $0)				54,403

	Yield
Short-Term Investments: 4.71%

Investment Companies: 4.71%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		3,045,013	3,045,013

Total Short-Term Investments (Cost $3,045,013)				3,045,013

Total investments in securities (Cost $49,308,824) *	99.80%	64,541,060
Other assets and liabilities, net	0.20	131,961

Total net assets	100.00%	$64,673,021

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $51,978,431 and unrealized gains (losses) consists of:

Gross unrealized gains	$23,230,364
Gross unrealized losses	(10,667,735)

Net unrealized gains	$12,562,629

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small/Mid Cap Value Fund	Statement of assets and liabilities—March 31, 2015

Assets
Investments
In unaffiliated securities, at value (cost $46,263,811)	$61,496,047
In affiliated securities, at value (cost $3,045,013)	3,045,013

Total investments, at value (cost $49,308,824)	64,541,060
Receivable for investments sold	708,769
Receivable for Fund shares sold	13,113
Receivable for dividends	113,426
Prepaid expenses and other assets	28,814

Total assets	65,405,182

Liabilities
Payable for investments purchased	131,884
Payable for Fund shares redeemed	487,027
Advisory fee payable	35,764
Distribution fee payable	3,073
Administration fees payable	18,376
Professional fees payable	27,951
Accrued expenses and other liabilities	28,086

Total liabilities	732,161

Total net assets	$64,673,021

NET ASSETS CONSIST OF
Paid-in capital	$51,206,355
Accumulated net investment loss	(9,164)
Accumulated net realized losses on investments	(1,756,412)
Net unrealized gains on investments	15,232,242

Total net assets	$64,673,021

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$11,287,514
Shares outstanding – Class A1	993,779
Net asset value per share – Class A	$11.36
Maximum offering price per share – Class A2	$12.05
Net assets – Class C	$4,476,195
Shares outstanding – Class C1	415,034
Net asset value per share – Class C	$10.79
Net assets – Administrator Class	$4,107,001
Shares outstanding – Administrator Class[1]	351,042
Net asset value per share – Administrator Class	$11.70
Net assets – Institutional Class	$4,472,575
Shares outstanding – Institutional Class[1]	379,278
Net asset value per share – Institutional Class	$11.79
Net assets – Investor Class	$40,329,736
Shares outstanding – Investor Class[1]	3,537,207
Net asset value per share – Investor Class	$11.40

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2015	Wells Fargo Advantage Small/Mid Cap Value Fund	15

Investment income
Dividends (net of foreign withholding taxes of $19,956)	$1,235,455
Income from affiliated securities	2,079

Total investment income	1,237,534

Expenses
Advisory fee	758,082
Administration fees
Fund level	50,539
Class A	45,267
Class C	21,039
Administrator Class	10,971
Institutional Class	8,655
Investor Class	172,112
Shareholder servicing fees
Class A	43,526
Class C	20,230
Administrator Class	25,157
Investor Class	134,259
Distribution fee
Class C	60,689
Custody and accounting fees	27,962
Professional fees	41,388
Registration fees	38,270
Shareholder report expenses	29,022
Trustees’ fees and expenses	15,484
Other fees and expenses	8,177

Total expenses	1,510,829
Less: Fee waivers and/or expense reimbursements	(119,211)

Net expenses	1,391,618

Net investment loss	(154,084)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	10,733,260
Net change in unrealized gains (losses) on investments	(29,960,089)

Net realized and unrealized gains (losses) on investments	(19,226,829)

Net decrease in net assets resulting from operations	$(19,380,913)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small/Mid Cap Value Fund	Statement of changes in net assets

	Year ended March 31, 2015		Year ended March 31, 2014[1]		Year ended October 31, 2013

Operations
Net investment income (loss)		$(154,084)		$695,353		$1,561,781
Net realized gains on investments		10,733,260		14,263,056		16,068,123
Net change in unrealized gains (losses) on investments		(29,960,089)		467,931		(856,695)

Net increase (decrease) in net assets resulting from operations		(19,380,913)		15,426,340		16,773,209

Distributions to shareholders from
Net investment income
Class A		0		0		(56,717)
Administrator Class		0		0		(348,871)
Institutional Class		0		(39,045)		(341,385)
Investor Class		0		0		(118,474)
Net realized gains
Class A		(3,859,460)		(1,137,403)		0
Class C		(2,021,715)		(558,614)		0
Administrator Class		(1,576,683)		(1,405,284)		0
Institutional Class		(1,605,351)		(1,503,812)		0
Investor Class		(12,209,745)		(3,359,903)		0

Total distributions to shareholders		(21,272,954)		(8,004,061)		(865,447)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	273,650	4,672,524	78,895	1,426,324	165,268	2,670,801
Class C	113,449	1,504,201	32,724	555,678	25,320	393,121
Administrator Class	115,653	2,005,080	130,377	2,382,443	231,414	3,811,984
Institutional Class	506,801	8,494,369	81,213	1,482,194	500,832	8,390,532
Investor Class	607,478	10,486,522	320,885	5,817,381	256,603	4,200,775

		27,162,696		11,664,020		19,467,213

Reinvestment of distributions
Class A	339,370	3,824,702	68,382	1,125,557	3,589	56,210
Class C	108,994	1,168,410	17,528	280,448	0	0
Administrator Class	128,628	1,492,081	71,418	1,198,402	18,851	299,730
Institutional Class	72,544	847,311	70,094	1,181,411	15,067	240,314
Investor Class	1,069,774	12,099,144	201,849	3,334,617	7,332	115,265

		19,431,648		7,120,435		711,519

Payment for shares redeemed
Class A	(725,009)	(10,498,924)	(154,882)	(2,713,866)	(639,750)	(10,474,973)
Class C	(360,815)	(4,563,950)	(39,964)	(683,596)	(161,773)	(2,575,500)
Administrator Class	(1,127,021)	(19,233,321)	(310,378)	(5,731,909)	(3,091,439)	(53,413,442)
Institutional Class	(977,958)	(15,827,735)	(1,459,755)	(26,478,454)	(1,315,581)	(22,432,272)
Investor Class	(1,533,274)	(23,460,698)	(381,503)	(6,710,559)	(1,519,804)	(24,868,259)

		(73,584,628)		(42,318,384)		(113,764,446)

Net decrease in net assets resulting from capital share transactions		(26,990,284)		(23,533,929)		(93,585,714)

Total decrease in net assets		(67,644,151)		(16,111,650)		(77,677,952)

Net assets
Beginning of period		132,317,172		148,428,822		226,106,774

End of period		$64,673,021		$132,317,172		$148,428,822

Undistributed/(overdistributed)/(accumulated) net investment income (loss)		$(9,164)		$(77,891)		$41,791

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
CLASS A	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$18.63	$17.66	$16.17	$14.61	$14.33	$11.78
Net investment income (loss)	(0.01)	0.09 [2]	0.11 [2]	0.07	0.06	0.08
Net realized and unrealized gains (losses) on investments	(3.13)	1.93	1.42	1.55	0.35	2.56

Total from investment operations	(3.14)	2.02	1.53	1.62	0.41	2.64
Distributions to shareholders from
Net investment income	0.00	0.00	(0.04)	(0.06)	(0.13)	(0.09)
Net realized gains	(4.13)	(1.05)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(4.13)	(1.05)	(0.04)	(0.06)	(0.13)	(0.09)
Net asset value, end of period	$11.36	$18.63	$17.66	$16.17	$14.61	$14.33
Total return[3]	(16.66)%	12.22%	9.47%	11.13%	2.76%	22.63%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.57%	1.41%	1.41%	1.40%	1.47%
Net expenses	1.35%	1.39%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	(0.11)%	1.20%	0.68%	0.37%	0.37%	0.77%
Supplemental data
Portfolio turnover rate	33%	24%	29%	32%	34%	41%
Net assets, end of period (000s omitted)	$11,288	$20,599	$19,659	$25,612	$34,642	$41,491

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
CLASS C	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$18.07	$17.21	$15.84	$14.36	$14.10	$11.62
Net investment income (loss)	(0.13)[2]	0.03 [2]	(0.01)[2]	(0.08)	(0.06)	0.00 [3]
Net realized and unrealized gains (losses) on investments	(3.02)	1.88	1.38	1.56	0.35	2.51

Total from investment operations	(3.15)	1.91	1.37	1.48	0.29	2.51
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.03)	(0.03)
Net realized gains	(4.13)	(1.05)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(4.13)	(1.05)	0.00	0.00	(0.03)	(0.03)
Net asset value, end of period	$10.79	$18.07	$17.21	$15.84	$14.36	$14.10
Total return[4]	(17.26)%	11.88%	8.65%	10.31%	2.05%	21.62%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.32%	2.17%	2.16%	2.15%	2.22%
Net expenses	2.10%	2.14%	2.15%	2.15%	2.15%	2.15%
Net investment income (loss)	(0.87)%	0.46%	(0.07)%	(0.40)%	(0.38)%	0.00%
Supplemental data
Portfolio turnover rate	33%	24%	29%	32%	34%	41%
Net assets, end of period (000s omitted)	$4,476	$9,999	$9,347	$10,763	$12,204	$12,379

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
ADMINISTRATOR CLASS	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$19.00	$17.97	$16.46	$14.89	$14.60	$11.99
Net investment income (loss)	(0.00)[2,3]	0.11 [2]	0.15 [2]	0.10	0.09	0.13
Net realized and unrealized gains (losses) on investments	(3.17)	1.97	1.44	1.58	0.36	2.59

Total from investment operations	(3.17)	2.08	1.59	1.68	0.45	2.72
Distributions to shareholders from
Net investment income	0.00	0.00	(0.08)	(0.11)	(0.16)	(0.11)
Net realized gains	(4.13)	(1.05)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(4.13)	(1.05)	(0.08)	(0.11)	(0.16)	(0.11)
Net asset value, end of period	$11.70	$19.00	$17.97	$16.46	$14.89	$14.60
Total return[4]	(16.48)%	12.34%	9.75%	11.33%	3.13%	22.82%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.39%	1.24%	1.24%	1.24%	1.29%
Net expenses	1.14%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	(0.02)%	1.44%	0.91%	0.59%	0.61%	1.00%
Supplemental data
Portfolio turnover rate	33%	24%	29%	32%	34%	41%
Net assets, end of period (000s omitted)	$4,107	$23,445	$24,127	$68,857	$76,668	$71,246

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
INSTITUTIONAL CLASS	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$19.08	$18.06	$16.54	$14.97	$14.67	$12.04
Net investment income	0.04 [2]	0.12 [2]	0.18 [2]	0.11	0.11	0.17 [2]
Net realized and unrealized gains (losses) on investments	(3.20)	1.98	1.46	1.60	0.38	2.59

Total from investment operations	(3.16)	2.10	1.64	1.71	0.49	2.76
Distributions to shareholders from
Net investment income	0.00	(0.03)	(0.12)	(0.14)	(0.19)	(0.13)
Net realized gains	(4.13)	(1.05)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(4.13)	(1.08)	(0.12)	(0.14)	(0.19)	(0.13)
Net asset value, end of period	$11.79	$19.08	$18.06	$16.54	$14.97	$14.67
Total return[3]	(16.34)%	12.46%	9.94%	11.61%	3.28%	23.08%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.12%	0.99%	0.98%	0.97%	1.02%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.24%	1.65%	1.10%	0.74%	0.79%	1.22%
Supplemental data
Portfolio turnover rate	33%	24%	29%	32%	34%	41%
Net assets, end of period (000s omitted)	$4,473	$14,842	$37,671	$47,737	$29,881	$19,005

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31
INVESTOR CLASS	2015	2014[1]	2013	2012	2011	2010
Net asset value, beginning of period	$18.69	$17.72	$16.22	$14.67	$14.38	$11.81
Net investment income (loss)	(0.02)	0.08 [2]	0.10 [2]	0.03	0.05 [2]	0.09
Net realized and unrealized gains (losses) on investments	(3.14)	1.94	1.43	1.57	0.35	2.56

Total from investment operations	(3.16)	2.02	1.53	1.60	0.40	2.65
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	(0.05)	(0.11)	(0.08)
Net realized gains	(4.13)	(1.05)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(4.13)	(1.05)	(0.03)	(0.05)	(0.11)	(0.08)
Net asset value, end of period	$11.40	$18.69	$17.72	$16.22	$14.67	$14.38
Total return[3]	(16.71)%	12.17%	9.44%	10.97%	2.73%	22.49%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.63%	1.47%	1.47%	1.47%	1.56%
Net expenses	1.41%	1.45%	1.46%	1.47%	1.47%	1.48%
Net investment income (loss)	(0.16)%	1.15%	0.62%	0.27%	0.30%	0.67%
Supplemental data
Portfolio turnover rate	33%	24%	29%	32%	34%	41%
Net assets, end of period (000s omitted)	$40,330	$63,432	$57,625	$73,138	$79,099	$99,424

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2015, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, net operating losses, and passive foreign investment companies. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(897,336)	$222,811	$674,525

As of March 31, 2015, the Fund had a qualified late-year ordinary loss of $9,164 which will be recognized on the first day of the following fiscal year.

24	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$11,401,336	$0	$0	$11,401,336
Energy	8,193,811	277,215	0	8,471,026
Financials	15,906,899	0	0	15,906,899
Health care	2,284,359	0	0	2,284,359
Industrials	11,068,290	0	0	11,068,290
Information technology	3,001,997	1,622,604	0	4,624,601
Materials	5,758,212	941,950	0	6,700,162
Telecommunication	597,277	0	0	597,277

Exchange-traded funds	387,694	0	0	387,694

Warrants
Health care	0	54,403	0	54,403

Short-term investments
Investment companies	3,045,013	0	0	3,045,013
Total assets	$61,644,888	$2,896,172	$0	$64,541,060

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1 Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser who is responsible for day-to-day portfolio management of the Fund.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	25

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.15% for Administrator Class shares, 0.95% for Institutional Class shares, and 1.41% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2015, Funds Distributor received $744 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $32,544,790 and $82,421,785, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit

26	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $177 in commitment fees.

For the year ended March 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2015, March 31, 2014, and October 31, 2013 were as follows:

	Year ended March 31, 2015	Year ended March 31, 2014*	Year ended October 31, 2013
Ordinary income	$3,167,177	$39,045	$865,447
Long-term capital gain	18,105,777	8,815,016	0

*For	the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Late-year ordinary losses deferred	Unrealized gains
$913,195	$(9,164)	$12,562,635

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Small/Mid Cap Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from November 1, 2013 to March 31, 2014 and the year ended October 31, 2013, and the financial highlights for the year ended March 31, 2015, the period from November 1, 2013 to March 31, 2014 and each of the years in the four-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small/Mid Cap Value Fund as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 26, 2015

28	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6.66% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $18,105,777 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $343,567 of income dividends paid during the fiscal year ended March 31, 2015 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

30	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Small/Mid Cap Value Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232694 05-15 A245/AR245 03-15

Wells Fargo Advantage

Special Small Cap Value Fund

Annual Report

March 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Special Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Domestic stock markets, as measured by the S&P 500 Index (up 12.7%), the Russell 2000® Index (up 8.2%), and Russell Midcap® Index (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved.

As the U.S. economic recovery gained strength, economies in some other global markets struggled.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Special Small Cap Value Fund for the 12-month period that ended March 31, 2015. During the period, equity investors welcomed signs of an improving U.S. economy. Domestic stock markets, as measured by the S&P 500 Index1 (up 12.7%), the Russell 2000® Index2 (up 8.2%), and Russell Midcap® Index3 (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved. Compared with the U.S., global growth was muted. Falling energy-related commodity prices and currency market volatility, combined with the slower pace of economic growth internationally, tended to favor domestic equity markets over foreign markets.

Volatility returned to equity markets as market influences changed.

A strengthening U.S. dollar, falling oil and natural gas prices, and central bank actions had counterbalancing effects on investment markets. For example, while a stronger U.S. dollar benefited consumers purchasing goods and services, especially overseas, it tended to negatively affect corporate earnings and investment gains earned overseas upon translation into U.S. currency. Lower energy-commodity costs helped consumers’ budgets but hampered the profits and stock performance of energy-related companies. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty. Countervailing influences served to increase volatility in equity markets during the period.

Taking a closer look at the U.S. economy’s progress, positive gross domestic product was measured in each of the last three quarters of 2014. Consumer sentiment improved, and corporate earnings generally were favorable. The unemployment rate declined from 5.7% in January 2015 to 5.5% in February 2015. As economic data improved during the period, the U.S. Federal Reserve completed its quantitative easing (QE)-related bond-buying program in October 2014 but continued to hold short-term interest rates near zero throughout the period. Lower interest rates are intended to support liquidity and lending in the economy. Higher liquidity and lower borrowing costs supported investment in equities because investors were more comfortable taking on higher risk in a low-rate environment.

As the U.S. economic recovery gained strength, economies in some other global markets struggled. In response, central banks in Europe, Japan, and China took steps to spark business activity and economic growth. The European Central Bank reduced interest rates in June and September 2014 and announced a QE bond-buying program early in 2015. While Japan’s economy rebounded from recession in the final quarter of 2014, the Bank of Japan maintained accommodative monetary policies because growth was weaker than expected. The People’s Bank of China reduced interest rates in November 2014 and February 2015 in an effort to spark increased economic activity; however, government officials lowered their previous

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	3

projections for future economic growth. U.S. investors in international equity markets saw positive returns in local-currency terms turn lower after translation into U.S. dollars due to the substantially stronger U.S. dollar.

Small- and mid-cap stocks responded to improving economic signals in the U.S.

Small- and mid-cap companies often are considered to have less international exposure than large-cap companies and may be less susceptible to the influence of international economic and business conditions as a result. As the U.S. economy gained strength during the reporting period and international economic growth struggled, small- and mid-cap equity investors benefited. The difference was most distinct as the period closed.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Special Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Rifkin, CFA

James M. Tringas, CFA, CPA

Bryant VanCronkhite, CFA, CPA

Average annual total returns1 (%) as of March 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESPAX)	5-7-1993	1.37	12.69	7.97	7.56	14.03	8.61	1.41	1.34
Class B (ESPBX)*	3-26-1999	2.34	12.93	8.04	6.76	13.17	8.04	2.16	2.09
Class C (ESPCX)	12-12-2000	5.75	13.18	7.80	6.75	13.18	7.80	2.16	2.09
Class R6 (ESPRX)	10-31-2014	–	–	–	7.97	14.47	8.96	0.93	0.89
Administrator Class (ESPIX)	7-23-1996	–	–	–	7.82	14.32	8.89	1.25	1.09
Institutional Class (ESPNX)	7-30-2010	–	–	–	7.96	14.47	8.96	0.98	0.94
Russell 2000® Value Index[4]	–	–	–	–	4.43	12.54	7.53	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	5

Growth of $10,000 investment[5] as of March 31, 2015

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Special Values Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report.

[3]	The Adviser has committed through July 31, 2015 (July 31, 2016 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Special Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended March 31, 2015.

■	Stock selection in the industrials, materials, and health care sectors contributed to relative performance.

■	Underweights to utilities and financials, which outperformed, and stock selection within information technology (IT) detracted from performance.

The Fund outperformed through strong stock selection in an uncertain economic environment.

Over the past year, investors have focused more attention than usual on macroeconomic data releases and the potential effect each release will have on the U.S. Federal Reserve’s (Fed’s) decision to raise interest rates. It was a market where bad news is good news and vice versa, with the idea that the longer the economy continued to struggle, the longer the Fed would keep rates artificially low. Plummeting oil prices also added to investor concerns as oil prices approximately halved in the past 12 months, leading energy stocks in the Russell 2000 Value Index to decline by more than 45%.

Ten largest holdings[6] (%) as of March 31, 2015
First Citizens BancShares Corporation Class A	2.55
Kadant Incorporated	2.03
Mueller Industries Incorporated	1.87
Simpson Manufacturing Company Incorporated	1.71
Franklin Electric Company Incorporated	1.64
UMB Financial Corporation	1.61
TreeHouse Foods Incorporated	1.59
Viad Corporation	1.50
Brown & Brown Incorporated	1.49
GSI Group Incorporated	1.45

Stock selection in the IT sector detracted from performance. Our largest detractor during the period was Imation Corporation. Imation manufactures and markets removable data storage media products and accessories. The company is undertaking a multiyear turnaround strategy focused on growing its tiered storage and data security products while harvesting its legacy optical media and tape storage offerings. Reported results from the company’s Nexsan data storage solutions, which were expected to provide solid growth, lagged expectations and disappointed investors. This was compounded by the company’s plan to incur additional expenses to grow the business. The subdued outlook, coming on the heels of a powerful move higher in the stock price, led to a sustained sell-off. Toward the end of the year, an activist investor took an equity stake in Imation and launched a proxy contest for three board seats. Like us, this investor appears to see a company with a strong balance sheet, several hidden assets of substantial value, and several operating businesses performing well below their capabilities. Over the past several months, the stock has begun to reflect increased optimism that management change is on the horizon and that, properly managed, Imation is worth far more than its current stock price suggests. We are optimistic and continue to hold the stock.

Our stock selection in industrials contributed to relative outperformance. The biggest contributor, Kadant Incorporated, supplies the global pulp and paper industry with equipment and critical parts and consumables that help improve mill efficiency. Containerboard is its largest end-market, at just under 50% of total revenue. Over the past year, Kadant benefited from stable operating rates within containerboard markets due to industry consolidation and a more disciplined supply base, particularly in North America. Globally, the company has a large installed base in China and is beginning to see the fruit of its labor as the current shift to parts and consumables supports stability and margin expansion. Kadant maintains a flexible balance sheet and has a history of value creating capital deployment via acquisitions and returning cash to shareholders in the form of both dividends and buybacks. Kadant is one of the Fund’s largest holdings because we believe the company’s earnings power is underestimated and misunderstood. We will continue to balance position size with reward/risk and make adjustments when necessary.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	7

Sector distribution[7] as of March 31, 2015

Stock selection in the health care sector also contributed to performance. One notable performer, Steris Corporation, gained more than 49% during the 12-month period. The company is a leading provider of infection prevention, surgical products, and contract sterilization services. Over the past year, Steris integrated several acquisitions in the surgical instrument space, leading to earnings that exceeded estimates. Last fall, Steris announced a major acquisition, using shares and cash to purchase U.K. based Synergy Health plc, a global leader in contract sterilization services. This acquisition should complement Steris’s Isomedix business, giving the combined company a more comprehensive offering to device companies and hospitals around the world. The deal also brings cost synergies and tax benefits and is expected to be solidly accretive going forward. Steris’s stock responded well to the acquisition, and while there is room for more upside in our view, the reward/risk makes us a bit more cautious going forward. We still hold the shares but at a reduced weight.

We continue to believe our reward/risk investment process will provide strong risk-adjusted returns.

Macroeconomic data releases will continue to command investors’ attention over the next several months, as recent disappointing data has most likely pushed a Fed rate hike out to September or later from the previously assumed June. While the recent fall in oil prices has given the U.S. consumer a tailwind and continued low interest rates may buoy the housing market, investors are still carefully monitoring U.S. dollar strength and the effect that could have on corporate earnings. As a group, U.S. small-cap stocks should benefit from a stronger U.S. dollar, as they have less exposure to international markets and currencies than larger, multinational companies do. Going forward, we will continue our efforts to protect our investors from risk that they are not properly compensated for taking. With the oil-price move serving as a recent example of the importance of modeling a downside scenario, we continue to believe our reward/risk investment process will provide strong risk-adjusted returns. Although the timing of the Fed’s moves and global economic recovery are both uncertain, we are confident that our process will help us navigate through these potentially volatile markets and help us as we seek to deliver solid returns.

Please see footnotes on page 5.

8	Wells Fargo Advantage Special Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,127.52	$7.11	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74	1.34%
Class B
Actual	$1,000.00	$1,123.37	$11.06	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.51	$10.50	2.09%
Class C
Actual	$1,000.00	$1,123.49	$11.06	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.51	$10.50	2.09%
Class R6
Actual	$1,000.00	$1,129.67	$4.73	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.48	0.89%
Administrator Class
Actual	$1,000.00	$1,128.86	$5.79	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%
Institutional Class
Actual	$1,000.00	$1,129.61	$4.99	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73	0.94%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Special Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 93.71%

Consumer Discretionary: 10.97%

Diversified Consumer Services: 0.66%
Liberty Tax Incorporated †	180,547	$5,024,623

Hotels, Restaurants & Leisure: 3.73%
Denny’s Corporation †	438,496	4,998,854
DineEquity Incorporated	52,250	5,591,273
Krispy Kreme Doughnuts Incorporated †	336,800	6,732,632
Ruby Tuesday Incorporated †	560,400	3,368,004
The Wendy’s Company	692,900	7,552,610

		28,243,373

Household Durables: 2.27%
Blyth Incorporated «	320,700	2,434,113
Dixie Group Incorporated †	464,246	4,201,426
Helen of Troy Limited †	56,300	4,587,887
Tupperware Brands Corporation	85,700	5,915,014

		17,138,440

Media: 1.21%
A.H. Belo Corporation Class A	622,399	5,122,344
New Media Investment Group Incorporated	166,943	3,994,946

		9,117,290

Specialty Retail: 2.47%
Ascena Retail Group Incorporated †	314,300	4,560,493
Christopher & Banks Corporation †	393,820	2,189,639
Guess? Incorporated	356,200	6,621,758
Pier 1 Imports Incorporated	379,100	5,299,818

		18,671,708

Textiles, Apparel & Luxury Goods: 0.63%
Delta Apparel Incorporated †	247,739	3,047,190
Iconix Brand Group Incorporated †	52,000	1,750,840

		4,798,030

Consumer Staples: 5.13%

Beverages: 0.88%
Cott Corporation	711,400	6,665,818

Food & Staples Retailing: 0.46%
SUPERVALU Incorporated †	298,200	3,468,066

Food Products: 1.59%
TreeHouse Foods Incorporated †	141,085	11,995,047

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Household Products: 1.68%
Central Garden & Pet Company †	346,392	$3,418,889
WD-40 Company	104,722	9,272,086

		12,690,975

Tobacco: 0.52%
Universal Corporation	83,700	3,947,292

Energy: 3.88%

Energy Equipment & Services: 3.42%
Atwood Oceanics Incorporated	170,900	4,803,999
CARBO Ceramics Incorporated «	137,800	4,204,278
Forum Energy Technologies Incorporated †	224,400	4,398,240
Patterson-UTI Energy Incorporated	234,600	4,404,615
Steel Excel Incorporated †	263,613	5,667,680
Tetra Technologies Incorporated †	387,800	2,396,604

		25,875,416

Oil, Gas & Consumable Fuels: 0.46%
Bill Barrett Corporation «†	91,100	756,130
Stone Energy Corporation †	185,903	2,729,056

		3,485,186

Financials: 20.62%

Banks: 9.26%
Associated Banc-Corp	404,900	7,531,140
BBCN Bancorp Incorporated	255,700	3,699,979
First Citizens BancShares Corporation Class A	74,114	19,246,665
First Niagara Financial Group Incorporated	640,500	5,662,020
Hancock Holding Company	240,000	7,166,400
Synovus Financial Corporation	172,699	4,837,299
TCF Financial Corporation	615,236	9,671,510
UMB Financial Corporation	230,561	12,194,371

		70,009,384

Capital Markets: 2.52%
Apollo Investment Corporation «	573,700	4,403,148
CIFC Corporation	179,685	1,374,590
New Mountain Finance Corporation «	256,500	3,744,900
Westwood Holdings Group Incorporated	157,812	9,516,064

		19,038,702

Insurance: 6.52%
Brown & Brown Incorporated	339,400	11,237,534
Endurance Specialty Holdings Limited «	93,400	5,710,476
Fidelity & Guaranty Life	132,344	2,805,693
ProAssurance Corporation	230,700	10,591,437
RenaissanceRe Holdings Limited	38,300	3,819,659

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Special Small Cap Value Fund	11

Security name	Shares	Value

Insurance (continued)
Stewart Information Services Corporation	138,200	$5,616,448
Validus Holdings Limited	226,000	9,514,600

		49,295,847

REITs: 1.54%
Apollo Commercial Real Estate Finance Incorporated	152,900	2,626,822
Hatteras Financial Corporation	496,308	9,012,953

		11,639,775

Thrifts & Mortgage Finance: 0.78%
People’s United Financial Incorporated	388,800	5,909,760

Health Care: 8.50%

Biotechnology: 0.26%
Myriad Genetics Incorporated «†	54,500	1,929,300

Health Care Equipment & Supplies: 3.63%
Analogic Corporation	81,241	7,384,807
CryoLife Incorporated	210,300	2,180,811
Haemonetics Corporation †	136,300	6,122,596
ICU Medical Incorporated †	56,463	5,258,964
Meridian Diagnostics Incorporated	147,700	2,818,116
Steris Corporation	51,900	3,647,013

		27,412,307

Health Care Providers & Services: 2.26%
Owens & Minor Incorporated	144,300	4,883,112
Patterson Companies Incorporated	160,400	7,825,916
WellCare Health Plans Incorporated †	48,200	4,408,372

		17,117,400

Health Care Technology: 0.30%
HMS Holdings Corporation †	147,400	2,277,330

Life Sciences Tools & Services: 0.97%
Bio-Rad Laboratories Incorporated Class A †	54,300	7,340,274

Pharmaceuticals: 1.08%
Prestige Brands Holdings Incorporated †	87,200	3,740,008
Theravance Incorporated «	282,600	4,442,472

		8,182,480

Industrials: 21.02%

Building Products: 2.49%
Griffon Corporation	112,900	1,967,847
Quanex Building Products Corporation	201,799	3,983,512
Simpson Manufacturing Company Incorporated	345,118	12,897,060

		18,848,419

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Commercial Services & Supplies: 5.53%
ACCO Brands Corporation †	1,042,069	$8,659,593
Brady Corporation Class A	209,100	5,915,439
Courier Corporation	212,145	5,193,310
Matthews International Corporation Class A	163,998	8,447,537
Quad Graphics Incorporated	96,200	2,210,676
Viad Corporation	408,153	11,354,814

		41,781,369

Construction & Engineering: 1.19%
EMCOR Group Incorporated	194,500	9,038,415

Electrical Equipment: 3.51%
EnerSys	98,100	6,301,944
Franklin Electric Company Incorporated	324,287	12,368,306
Regal-Beloit Corporation	98,500	7,872,120

		26,542,370

Machinery: 7.29%
Briggs & Stratton Corporation	198,600	4,079,244
Douglas Dynamics Incorporated	379,200	8,660,928
ESCO Technologies Incorporated	180,500	7,035,890
Hillenbrand Incorporated	189,402	5,846,840
Kadant Incorporated	292,080	15,366,329
Mueller Industries Incorporated	390,840	14,121,049

		55,110,280

Professional Services: 1.01%
Korn/Ferry International	232,446	7,640,500

Information Technology: 12.98%

Communications Equipment: 1.26%
Aviat Networks Incorporated †	803,647	956,340
Ixia Corporation †	264,400	3,207,172
NETGEAR Incorporated †	164,100	5,395,608

		9,559,120

Electronic Equipment, Instruments & Components: 5.19%
AVX Corporation	408,998	5,836,401
Coherent Incorporated †	69,200	4,495,232
GSI Group Incorporated †	821,935	10,948,174
Knowles Corporation «†	238,300	4,592,041
Orbotech Limited †	343,115	5,500,133
Vishay Intertechnology Incorporated	569,521	7,870,780

		39,242,761

Internet Software & Services: 0.39%
Earthlink Holdings Corporation	665,200	2,953,488

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Special Small Cap Value Fund	13

Security name	Shares	Value

IT Services: 2.54%
Acxiom Corporation †	221,700	$4,099,233
DST Systems Incorporated	62,684	6,939,746
Sykes Enterprises Incorporated †	327,900	8,148,315

		19,187,294

Semiconductors & Semiconductor Equipment: 0.95%
DSP Group Incorporated †	360,015	4,312,980
Exar Corporation †	283,052	2,844,673

		7,157,653

Software: 1.62%
ACI Worldwide Incorporated †	285,052	6,174,226
Progress Software Corporation †	224,951	6,111,919

		12,286,145

Technology Hardware, Storage & Peripherals: 1.03%
Imation Corporation †	1,929,730	7,776,812

Materials: 9.62%

Chemicals: 5.27%
A. Schulman Incorporated	201,058	9,690,996
HB Fuller Company	60,800	2,606,496
Innospec Incorporated	221,212	10,262,025
LSB Industries Incorporated †	92,492	3,822,694
Plastec Technologies Limited (a)(i)	152,938	994,097
Scotts Miracle-Gro Company	74,000	4,970,580
Sensient Technologies Corporation	108,800	7,494,144

		39,841,032

Construction Materials: 1.45%
Eagle Materials Incorporated	130,800	10,929,648

Containers & Packaging: 0.44%
Silgan Holdings Incorporated	57,800	3,359,914

Paper & Forest Products: 2.46%
Neenah Paper Incorporated	148,114	9,263,050
Schweitzer-Mauduit International Incorporated	202,100	9,320,852

		18,583,902

Utilities: 0.99%

Electric Utilities: 0.99%
Hawaiian Electric Industries Incorporated	232,200	7,458,264

Total Common Stocks (Cost $581,591,643)		708,571,209

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—March 31, 2015

Security name	Yield	Shares	Value

Short-Term Investments: 10.14%

Investment Companies: 10.14%
Securities Lending Cash Investments, LLC (r)(l)(u)	0.15%	29,613,265	$29,613,265
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	47,082,778	47,082,778

Total Short-Term Investments (Cost $76,696,043)			76,696,043

Total investments in securities (Cost $658,287,686) *	103.85%	785,267,252
Other assets and liabilities, net	(3.85)	(29,139,732)

Total net assets	100.00%	$756,127,520

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $667,206,723 and unrealized gains (losses) consists of:

Gross unrealized gains	$167,261,466
Gross unrealized losses	(49,200,937)

Net unrealized gains	$118,060,529

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2015	Wells Fargo Advantage Special Small Cap Value Fund	15

Assets
Investments
In unaffiliated securities (including $28,341,079 of securities loaned), at value (cost $581,591,643)	$708,571,209
In affiliated securities, at value (cost $76,696,043)	76,696,043

Total investments, at value (cost $658,287,686)	785,267,252
Receivable for investments sold	2,876,571
Receivable for Fund shares sold	1,932,647
Receivable for dividends	1,110,529
Receivable for securities lending income	79,123
Prepaid expenses and other assets	48,378

Total assets	791,314,500

Liabilities
Payable for investments purchased	3,941,725
Payable for Fund shares redeemed	722,283
Payable upon receipt of securities loaned	29,613,265
Advisory fee payable	468,603
Distribution fees payable	29,636
Administration fees payable	158,204
Accrued expenses and other liabilities	253,264

Total liabilities	35,186,980

Total net assets	$756,127,520

NET ASSETS CONSIST OF
Paid-in capital	$646,117,212
Undistributed net investment income	2,076,705
Accumulated net realized losses on investments	(19,045,963)
Net unrealized gains on investments	126,979,566

Total net assets	$756,127,520

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$448,980,222
Shares outstanding – Class A1	15,339,344
Net asset value per share – Class A	$29.27
Maximum offering price per share – Class A2	$31.06
Net assets – Class B	$2,728,860
Shares outstanding – Class B1	102,254
Net asset value per share – Class B	$26.69
Net assets – Class C	$44,327,084
Shares outstanding – Class C1	1,653,586
Net asset value per share – Class C	$26.81
Net assets – Class R6	$26,857
Shares outstanding – Class R6[1]	898
Net asset value per share – Class R6	$29.91
Net assets – Administrator Class	$70,099,774
Shares outstanding – Administrator Class[1]	2,340,967
Net asset value per share – Administrator Class	$29.94
Net assets – Institutional Class	$189,964,723
Shares outstanding – Institutional Class[1]	6,346,774
Net asset value per share – Institutional Class	$29.93

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Small Cap Value Fund	Statement of operations—year ended March 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $36,718)	$15,053,260
Income from affiliated securities	314,317
Securities lending income, net	311,515

Total investment income	15,679,092

Expenses
Advisory fee	5,530,140
Administration fees
Fund level	348,719
Class A	1,102,199
Class B	8,363
Class C	109,430
Class R6[1]	3
Administrator Class	69,336
Institutional Class	127,090
Shareholder servicing fees
Class A	1,059,807
Class B	7,840
Class C	105,221
Administrator Class	170,187
Distribution fees
Class B	24,124
Class C	315,663
Custody and accounting fees	62,767
Professional fees	51,312
Registration fees	38,748
Shareholder report expenses	89,414
Trustees’ fees and expenses	11,903
Other fees and expenses	27,722

Total expenses	9,259,988
Less: Fee waivers and/or expense reimbursements	(383,463)

Net expenses	8,876,525

Net investment income	6,802,567

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	54,298,934
Affiliated securities	(9,294,518)

Net realized gains on investments	45,004,416

Net change in unrealized gains (losses) on:
Unaffiliated securities	(17,996,656)
Affiliated securities	19,849,680

Net change in unrealized gains (losses) on investments	1,853,024

Net realized and unrealized gains (losses) on investments	46,857,440

Net increase in net assets resulting from operations	$53,660,007

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Special Small Cap Value Fund	17

	Year ended March 31, 2015		Year ended March 31, 2014[1]		Year ended October 31, 2013

Operations
Net investment income		$6,802,567		$2,345,450		$1,073,383
Net realized gains on investments		45,004,416		58,414,250		91,998,618
Net change in unrealized gains (losses) on investments		1,853,024		10,826,295		150,789,420

Net increase in net assets resulting from operations		53,660,007		71,585,995		243,861,421

Distributions to shareholders from
Net investment income
Class A		(3,226,001)		(454,117)		0
Class C		(11,114)		0		0
Class R6		(306)[2]		N/A		N/A
Administrator Class		(558,514)		(64,798)		(8,070)
Institutional Class		(2,040,765)		(599,088)		(231,386)
Net realized gains
Class A		(66,808,530)		(25,446,683)		0
Class B		(508,991)		(300,248)		0
Class C		(7,206,152)		(2,623,004)		0
Class R6		(3,880)[2]		N/A		N/A
Administrator Class		(9,100,902)		(6,075,524)		0
Institutional Class		(27,568,111)		(8,571,085)		0

Total distributions to shareholders		(117,033,266)		(44,134,547)		(239,456)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	2,415,533	73,079,829	431,181	13,546,405	1,128,057	29,699,929
Class B	831	22,261	1,164	33,563	2,195	62,029
Class C	146,593	4,105,094	56,398	1,647,900	104,015	2,607,737
Class R6	749 [2]	25,000 [2]	N/A	N/A	N/A	N/A
Administrator Class	1,104,188	34,033,327	362,497	11,672,912	735,655	19,822,818
Institutional Class	2,320,193	73,297,899	254,834	8,168,966	1,995,969	53,030,396

		184,563,410		35,069,746		105,222,909

Reinvestment of distributions
Class A	2,471,872	67,960,767	817,138	25,138,694	0	0
Class B	19,500	486,712	10,074	285,065	0	0
Class C	256,095	6,422,643	81,065	2,322,508	0	0
Class R6	149 [2]	4,186 [2]	N/A	N/A	N/A	N/A
Administrator Class	331,510	9,331,809	187,740	5,877,515	332	7,912
Institutional Class	795,610	22,416,688	208,721	6,550,312	5,226	124,733

		106,622,805		40,174,094		132,645

Payment for shares redeemed
Class A	(2,712,534)	(83,101,895)	(1,149,622)	(36,108,005)	(4,012,182)	(106,617,151)
Class B	(57,981)	(1,660,897)	(34,517)	(1,006,977)	(264,006)	(6,265,511)
Class C	(161,778)	(4,569,660)	(75,354)	(2,211,159)	(299,312)	(7,290,904)
Administrator Class	(1,460,618)	(46,782,017)	(1,227,685)	(39,026,744)	(7,669,377)	(229,787,904)
Institutional Class	(1,170,774)	(36,425,234)	(402,134)	(13,013,457)	(1,431,015)	(38,809,000)

		(172,539,703)		(91,366,342)		(388,770,470)

Net increase (decrease) in net assets resulting from capital share transactions		118,646,512		(16,122,502)		(283,414,916)

Total increase (decrease) in net assets		55,273,253		11,328,946		(39,792,951)

Net assets
Beginning of period		700,854,267		689,525,321		729,318,272

End of period		$756,127,520		$700,854,267		$689,525,321

Undistributed net investment income		$2,076,705		$1,275,325		$178,497

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended July 31, 2010[3]
CLASS A	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$32.59	$31.35	$22.97	$20.97	$19.78	$18.50	$15.51
Net investment income (loss)	0.26	0.10	(0.01)[4]	(0.05)	(0.05)	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	1.81	3.14	8.37	2.05	1.24	1.29	3.07

Total from investment operations	2.07	3.24	8.38	2.00	1.19	1.28	3.05
Distributions to shareholders from
Net investment income	(0.21)	(0.03)	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(5.18)	(1.97)	0.00	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	0.00	(0.05)[4]

Total distributions to shareholders	(5.39)	(2.00)	0.00	0.00	0.00	0.00	(0.06)
Net asset value, end of period	$29.27	$32.59	$31.35	$22.97	$20.97	$19.78	$18.50
Total return[5]	7.56%	10.74%	36.48%	9.54%	6.02%	6.92%	19.72%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.41%	1.40%	1.38%	1.37%	1.46%	1.43%
Net expenses	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%	1.39%
Net investment income (loss)	0.90%	0.75%	0.04%	(0.16)%	(0.14)%	(0.19)%	(0.07)%
Supplemental data
Portfolio turnover rate	79%	37%	65%	69%	54%	7%	45%
Net assets, end of period (000s omitted)	$448,980	$429,089	$409,557	$366,320	$387,767	$477,079	$472,903

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Special Values Fund.
[4]	Calculated based upon average shares outstanding

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended July 31, 2010[3]
CLASS B	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$30.19	$29.23	$21.58	$19.85	$18.87	$17.68	$14.88
Net investment income (loss)	0.03 [4]	0.00 [4,5]	(0.16)[4]	(0.19)[4]	(0.18)[4]	(0.08)	(0.14)[4]
Net realized and unrealized gains (losses) on investments	1.65	2.93	7.81	1.92	1.16	1.27	2.94

Total from investment operations	1.68	2.93	7.65	1.73	0.98	1.19	2.80
Distributions to shareholders from
Net realized gains	(5.18)	(1.97)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$26.69	$30.19	$29.23	$21.58	$19.85	$18.87	$17.68
Total return[6]	6.76%	10.42%	35.45%	8.72%	5.19%	6.73%	18.82%
Ratios to average net assets (annualized)
Gross expenses	2.14%	2.16%	2.14%	2.12%	2.13%	2.21%	2.18%
Net expenses	2.09%	2.09%	2.09%	2.09%	2.09%	2.09%	2.15%
Net investment income (loss)	0.09%	0.02%	(0.64)%	(0.89)%	(0.88)%	(0.93)%	(0.82)%
Supplemental data
Portfolio turnover rate	79%	37%	65%	69%	54%	7%	45%
Net assets, end of period (000s omitted)	$2,729	$4,224	$4,770	$9,171	$22,053	$36,922	$36,654

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class B of Evergreen Special Values Fund.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

[6]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended July 31, 2010[3]
CLASS C	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$30.31	$29.34	$21.66	$19.92	$18.94	$17.74	$14.93
Net investment income (loss)	0.04 [4]	0.00 [4,5]	(0.18)[4]	(0.19)[4]	(0.18)[4]	(0.07)	(0.18)
Net realized and unrealized gains (losses) on investments	1.65	2.94	7.86	1.93	1.16	1.27	2.99

Total from investment operations	1.69	2.94	7.68	1.74	0.98	1.20	2.81
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gains	(5.18)	(1.97)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(5.19)	(1.97)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$26.81	$30.31	$29.34	$21.66	$19.92	$18.94	$17.74
Total return[6]	6.75%	10.42%	35.46%	8.73%	5.17%	6.76%	18.82%
Ratios to average net assets (annualized)
Gross expenses	2.14%	2.16%	2.15%	2.13%	2.13%	2.21%	2.18%
Net expenses	2.09%	2.09%	2.09%	2.09%	2.09%	2.09%	2.12%
Net investment income (loss)	0.15%	0.00%	(0.71)%	(0.91)%	(0.89)%	(0.93)%	(0.80)%
Supplemental data
Portfolio turnover rate	79%	37%	65%	69%	54%	7%	45%
Net assets, end of period (000s omitted)	$44,327	$42,816	$39,620	$33,478	$34,270	$40,850	$40,968

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Special Values Fund.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

[6]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

CLASS R6	Year ended March 31, 2015[1]
Net asset value, beginning of period	$33.38
Net investment income	0.26 [2]
Net realized and unrealized gains (losses) on investments	1.80

Total from investment operations	2.06
Distributions to shareholders from
Net investment income	(0.35)
Net realized gains	(5.18)

Total distributions to shareholders	(5.53)
Net asset value, end of period	$29.91
Total return[3]	7.42%
Ratios to average net assets (annualized)
Gross expenses	0.89%
Net expenses	0.89%
Net investment income	2.16%
Supplemental data
Portfolio turnover rate	79%
Net assets, end of period (000s omitted)	$27

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended July 31, 2010[3]
ADMINISTRATOR CLASS	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$33.21	$31.85	$23.28	$21.21	$19.96	$18.65	$15.63
Net investment income	0.35 [4]	0.14 [4]	0.08 [4]	0.02 [4]	0.02 [4]	0.01	0.04 [4]
Net realized and unrealized gains (losses) on investments	1.83	3.21	8.49	2.05	1.23	1.30	3.04

Total from investment operations	2.18	3.35	8.57	2.07	1.25	1.31	3.08
Distributions to shareholders from
Net investment income	(0.27)	(0.02)	(0.00)[5]	0.00	0.00	0.00	(0.01)
Net realized gains	(5.18)	(1.97)	0.00	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	0.00	(0.05)[4]

Total distributions to shareholders	(5.45)	(1.99)	(0.00)[5]	0.00	0.00	0.00	(0.06)
Net asset value, end of period	$29.94	$33.21	$31.85	$23.28	$21.21	$19.96	$18.65
Total return[6]	7.78%	10.91%	36.82%	9.76%	6.26%	7.02%	20.02%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.24%	1.23%	1.22%	1.22%	1.30%	1.17%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%	1.13%
Net investment income	1.10%	1.04%	0.30%	0.10%	0.12%	0.05%	0.21%
Supplemental data
Portfolio turnover rate	79%	37%	65%	69%	54%	7%	45%
Net assets, end of period (000s omitted)	$70,100	$78,563	$96,940	$232,283	$273,510	$335,766	$320,814

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Special Values Fund.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

[6]	Returns for periods of less than one year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended July 31, 2010[3]
INSTITUTIONAL CLASS	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$33.21	$31.94	$23.36	$21.24	$19.96	$18.66	$18.66
Net investment income (loss)	0.43 [4]	0.15	0.10	0.05 [4]	0.04	(0.02)[4]	0.00 [4,5]
Net realized and unrealized gains (losses) on investments	1.80	3.22	8.53	2.07	1.24	1.32	0.00 [5]

Total from investment operations	2.23	3.37	8.63	2.12	1.28	1.30	0.00 [5]
Distributions to shareholders from
Net investment income	(0.33)	(0.13)	(0.05)	0.00	0.00	0.00	0.00
Net realized gains	(5.18)	(1.97)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(5.51)	(2.10)	(0.05)	0.00	0.00	0.00	0.00
Net asset value, end of period	$29.93	$33.21	$31.94	$23.36	$21.24	$19.96	$18.66
Total return[6]	7.96%	10.97%	37.02%	9.98%	6.41%	7.02%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.98%	0.97%	0.95%	0.94%	1.10%	0.00%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.93%	0.94%	0.00%
Net investment income (loss)	1.36%	1.15%	0.42%	0.21%	0.19%	(0.38)%	0.00%
Supplemental data
Portfolio turnover rate	79%	37%	65%	69%	54%	7%	45%
Net assets, end of period (000s omitted)	$189,965	$146,162	$138,638	$88,067	$27,217	$3,106	$10

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

[3]	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

[6]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(164,487)	$164,487

26	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

As of March 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $2,837,924 expiring in 2017.

As of March 31, 2015, the Fund had $7,289,000 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$82,993,464	$0	$0	$82,993,464
Consumer staples	38,767,198	0	0	38,767,198
Energy	23,692,922	5,667,680	0	29,360,602
Financials	155,893,468	0	0	155,893,468
Health care	64,259,091	0	0	64,259,091
Industrials	158,961,353	0	0	158,961,353
Information technology	98,163,273	0	0	98,163,273
Materials	71,720,399	0	994,097	72,714,496
Utilities	7,458,264	0	0	7,458,264

Short-term investments
Investment companies	47,082,778	29,613,265	0	76,696,043
Total assets	$748,992,210	$35,280,945	$994,097	$785,267,252

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	27

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.34%	July 31, 2015
Class B	2.09%	July 31, 2015
Class C	2.09%	July 31, 2015
Class R6	0.89%	July 31, 2016
Administrator Class	1.09%	July 31, 2015
Institutional Class	0.94%	July 31, 2015

After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the

28	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2015, Funds Distributor received $10,536 from the sale of Class A shares and $24, and $127 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $519,998,455 and $521,056,826, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Imation Corporation*	2,245,600	275,230	591,100	1,929,730	$7,776,812	$0	$(15,754,716)
Kadant Incorporated*	572,066	42,300	322,286	292,080	15,366,329	280,349	6,460,198
						$280,349	$(9,294,518)

*	No longer an affiliate of the Fund at the end of the period.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $1,281 in commitment fees.

For the year ended March 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2015, March 31, 2014, and October 31, 2013 were as follows:

	Year ended March 31, 2015	Year ended March 31, 2014*	Year ended October 31, 2013
Ordinary income	$30,012,386	$1,330,022	$239,456
Long-term capital gain	87,020,880	42,804,525	0

*	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$2,121,743	$118,060,529	$(7,289,000)	$(2,837,924)

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	29

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Special Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related statement of operations for the year then ended, statements of changes in net assets for the year then ended, the period from November 1, 2013 to March 31, 2014 and the year ended October 31, 2013, and the financial highlights for the year ended March 31, 2015, the period from November 1, 2013 to March 31, 2014, each of the years in the three-year period ended October 31, 2013, the period from August 1, 2010 to October 31, 2010, and the year ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Small Cap Value Fund as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 26, 2015

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 47.99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $87,020,880 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $16,150,987 of income dividends paid during the fiscal year ended March 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2015, $20,558,667 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Special Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Special Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232695 05-15 A246/AR246 03-15

Wells Fargo Advantage

Traditional Small Cap Growth Fund

Annual Report

March 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Domestic stock markets, as measured by the S&P 500 Index (up 12.7%), the Russell 2000® Index (up 8.2%), and Russell Midcap® Index (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved.

As the U.S. economic recovery gained strength, economies in some other global markets struggled.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Traditional Small Cap Growth Fund for the 12-month period that ended March 31, 2015. During the period, equity investors welcomed signs of an improving U.S. economy. Domestic stock markets, as measured by the S&P 500 Index1 (up 12.7%), the Russell 2000® Index2 (up 8.2%), and Russell Midcap® Index3 (up 13.7%), recorded positive results across most economic sectors as corporate earnings and the employment picture improved. Compared with the U.S., global growth was muted. Falling energy-related commodity prices and currency market volatility, combined with the slower pace of economic growth internationally, tended to favor domestic equity markets over foreign markets.

Volatility returned to equity markets as market influences changed.

A strengthening U.S. dollar, falling oil and natural gas prices, and central bank actions had counterbalancing effects on investment markets. For example, while a stronger U.S. dollar benefited consumers purchasing goods and services, especially overseas, it tended to negatively affect corporate earnings and investment gains earned overseas upon translation into U.S. currency. Lower energy-commodity costs helped consumers’ budgets but hampered the profits and stock performance of energy-related companies. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty. Countervailing influences served to increase volatility in equity markets during the period.

Taking a closer look at the U.S. economy’s progress, positive gross domestic product was measured in each of the last three quarters of 2014. Consumer sentiment improved, and corporate earnings generally were favorable. The unemployment rate declined from 5.7% in January 2015 to 5.5% in February 2015. As economic data improved during the period, the U.S. Federal Reserve completed its quantitative easing (QE)-related bond-buying program in October 2014 but continued to hold short-term interest rates near zero throughout the period. Lower interest rates are intended to support liquidity and lending in the economy. Higher liquidity and lower borrowing costs supported investment in equities because investors were more comfortable taking on higher risk in a low-rate environment.

As the U.S. economic recovery gained strength, economies in some other global markets struggled. In response, central banks in Europe, Japan, and China took steps to spark business activity and economic growth. The European Central Bank reduced interest rates in June and September 2014 and announced a QE bond-buying program early in 2015. While Japan’s economy rebounded from recession in the final quarter of 2014, the Bank of Japan maintained accommodative monetary policies because growth was weaker than expected. The People’s Bank of China reduced interest rates in November 2014 and February 2015 in an effort to spark increased economic activity; however, government officials lowered their previous projections for future economic growth. U.S. investors in international equity markets saw positive returns in local-currency terms turn lower after translation into U.S. dollars due to the substantially stronger U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	3

Small- and mid-cap stocks responded to improving economic signals in the U.S.

Small- and mid-cap companies often are considered to have less international exposure than large-cap companies and may be less susceptible to the influence of international economic and business conditions as a result. As the U.S. economy gained strength during the reporting period and international economic growth struggled, small- and mid-cap equity investors benefited. The difference was most distinct as the period closed.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Traditional Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Alexi Makkas1

Average annual total returns2 (%) as of March 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EGWAX)	6-5-1995	0.64	12.71	8.00	6.77	14.05	8.65	1.55	1.34
Class C (EGWCX)	7-30-2010	4.98	13.21	7.84	5.98	13.21	7.84	2.30	2.09
Administrator Class (EGWDX)	7-30-2010	–	–	–	6.93	14.21	8.75	1.39	1.21
Institutional Class (EGRYX)	11-19-1997	–	–	–	7.16	14.45	8.98	1.12	0.99
Russell 2000® Growth Index[5]	–	–	–	–	12.06	16.58	10.02	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	5

Growth of $10,000 investment[6] as of March 31, 2015

[1]	Effective April 8, 2015, Alexi Makkas became portfolio manager of the Fund.

[2]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

[3]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[4]	The Adviser has committed through July 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.33% for Class A, 2.08% for Class C, 1.20% for Administrator Class, and 0.98% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Traditional Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund trailed its benchmark, the Russell 2000 Growth Index, for the 12-month period that ended March 31, 2015.

■	Fund performance was constrained by relative weakness in holdings within the information technology (IT), financials, consumer discretionary, and energy sectors.

■	Fund holdings within the health care, materials, and industrials sectors delivered strong performance.

The IT, financials, consumer discretionary, and energy sectors detracted the most from relative performance.

Weakness in the IT sector was concentrated in internet software and services holdings, especially Pandora Media Incorporated, and E2open Incorporated. Pandora was buffeted by slowing user growth, which could be inevitable as the company increases penetration throughout the U.S., and by negotiations on content-royalty costs, which are expected to drag on through much of 2015. As a dominant internet radio company, Pandora could eventually prevail with content costs not much different from what the company pays now. E2open*, which operates an integrated cloud-based platform for supply chain management, was sold from the portfolio following multiple quarters of poor execution.

In the financials sector, Texas Capital Bancshares Incorporated, detracted the most from performance; the stock sold off over concerns about the bank’s potential energy exposure. While we opportunistically added to the position on weakness, we are in the process of evaluating the direct and indirect risks to economic conditions in Texas resulting from weak energy markets.

The consumer discretionary sector proved challenging, especially in specialty retail, where Lumber Liquidators was the largest detractor. The company’s shares came under intense selling pressure following a “60 Minutes” broadcast questioning the safety of the company’s laminates sourced from China. While Lumber Liquidators is vigorously defending itself against the allegations, we are weighing future risks and the ultimate impact on the company’s results.

In the energy sector, the Fund was negatively affected by its exposure to exploration and production companies as oil prices declined. Although these holdings were positioned for significant production growth, they did not hold up well in the precipitous price decline.

Ten largest holdings[7] (%) as of March 31, 2015
Proofpoint Incorporated	3.08
Cavium Incorporated	2.62
Portfolio Recovery Associates Incorporated	2.52
DexCom Incorporated	2.29
MarketAxess Holdings Incorporated	2.23
Akorn Incorporated	2.13
ExamWorks Group Incorporated	2.12
Medidata Solutions Incorporated	1.98
Mellanox Technologies Limited	1.96
Infoblox Incorporated	1.93

The health care and industrials sectors contributed the most to the Fund’s relative performance.

Within the health care sector, both Akorn Incorporated, and DexCom Incorporated, delivered positive contributions. Akorn is an emerging player in the generic pharmaceutical market due to its focus on the higher-margin ophthalmology and injectable-drug segments. The company has significantly increased its generic drug offerings, both organically and inorganically, and is benefiting from strong pricing given limited industry production capacity due to increased FDA scrutiny. DexCom, which markets continuous glucose-monitoring systems for type-1 diabetes, is the runaway leader in its industry. The company realized a number of milestones during the 12-month reporting period; it expanded into the pediatric population, received approval of its latest device that includes smartphone integration, and introduced integrated products from insulin pump partners that included Johnson & Johnson.

In industrials, TASER International Incorporated, performed strongly. Although TASER International Incorporated has become widely known for its weapons systems, recent performance was driven by momentum in the company’s body-camera offering. The company also provides a cloud-based storage-and-archiving system for law enforcement called EVIDENCE.com, which offers promising growth potential for the company.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	7

Sector distribution[8] as of March 31, 2015

We remain committed to our bottom-up selection process.

We aim to deliver capital appreciation for Fund shareholders. Through our bottom-up research, we seek to identify small-capitalization companies with underappreciated growth.

Please see footnotes on page 5.

8	Wells Fargo Advantage Traditional Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,128.65	$7.06	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69	1.33%
Class C
Actual	$1,000.00	$1,124.80	$11.02	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.56	$10.45	2.08%
Administrator Class
Actual	$1,000.00	$1,129.27	$6.37	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,130.58	$5.21	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94	0.98%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Traditional Small Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 97.33%

Consumer Discretionary: 15.34%

Diversified Consumer Services: 5.09%
2U Incorporated †	60,100	$1,537,358
Bright Horizons Family Solutions Incorporated †	47,200	2,419,944
Grand Canyon Education Incorporated †	44,700	1,935,510
LifeLock Incorporated †	83,000	1,171,130

		7,063,942

Hotels, Restaurants & Leisure: 5.39%
Chuy’s Holding Incorporated †	39,300	885,429
ClubCorp Holdings Incorporated	61,100	1,182,896
Fiesta Restaurant Group Incorporated †	35,400	2,159,400
Krispy Kreme Doughnuts Incorporated †	83,000	1,659,170
Red Robin Gourmet Burgers Incorporated †	18,400	1,600,800

		7,487,695

Internet & Catalog Retail: 3.10%
RetailMeNot Incorporated †	45,248	814,916
Shutterfly Incorporated †	38,500	1,741,740
Wayfair Incorporated Class A «†	54,651	1,755,390

		4,312,046

Specialty Retail: 1.76%
Five Below Incorporated †	42,300	1,504,611
Lumber Liquidators Holdings Incorporated «†	30,500	938,790

		2,443,401

Consumer Staples: 1.21%

Food & Staples Retailing: 1.21%
The Fresh Market Incorporated «†	41,400	1,682,496

Energy: 2.35%

Oil, Gas & Consumable Fuels: 2.35%
Bonanza Creek Energy Incorporated †	34,300	845,838
Diamondback Energy Incorporated †	17,500	1,344,700
Oasis Petroleum Incorporated «†	34,300	487,746
Rosetta Resources Incorporated †	34,300	583,786

		3,262,070

Financials: 11.23%

Banks: 3.17%
PrivateBancorp Incorporated	60,800	2,138,336
Texas Capital Bancshares Incorporated †	46,500	2,262,225

		4,400,561

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

Capital Markets: 3.31%
Evercore Partners Incorporated Class A	40,100	$2,071,566
Financial Engines Incorporated «	60,500	2,530,715

		4,602,281

Consumer Finance: 2.52%
Portfolio Recovery Associates Incorporated †	64,500	3,503,640

Diversified Financial Services: 2.23%
MarketAxess Holdings Incorporated	37,300	3,092,170

Health Care: 25.90%

Biotechnology: 5.17%
ACADIA Pharmaceuticals Incorporated †	10,300	335,677
bluebird bio Incorporated †	3,700	446,849
Cepheid Incorporated †	33,400	1,900,460
Exact Sciences Corporation «†	74,600	1,642,692
ISIS Pharmaceuticals Incorporated †	15,500	986,885
Novavax Incorporated †	73,400	607,018
Puma Biotechnology Incorporated †	3,000	708,330
Receptos Incorporated †	3,400	560,626

		7,188,537

Health Care Equipment & Supplies: 9.60%
Cardiovascular Systems Incorporated †	39,684	1,549,263
DexCom Incorporated †	50,937	3,175,413
Endologix Incorporated †	90,000	1,536,300
Globus Medical Incorporated †	80,800	2,039,392
HeartWare International Incorporated †	12,000	1,053,240
Inogen Incorporated †	22,400	716,576
LDR Holding Corporation †	50,000	1,832,000
Spectranetics Corporation †	41,100	1,428,636

		13,330,820

Health Care Providers & Services: 4.50%
Capital Senior Living Corporation †	69,400	1,800,236
ExamWorks Group Incorporated †	70,700	2,942,534
Healthways Incorporated †	76,291	1,502,933

		6,245,703

Health Care Technology: 2.26%
HMS Holdings Corporation †	25,000	386,250
Medidata Solutions Incorporated †	56,100	2,751,144

		3,137,394

Pharmaceuticals: 4.37%
Akorn Incorporated †	62,300	2,959,873
Intersect ENT Incorporated †	42,500	1,097,775
Pacira Pharmaceuticals Incorporated †	22,700	2,016,895

		6,074,543

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Traditional Small Cap Growth Fund	11

Security name	Shares	Value

Industrials: 11.42%

Aerospace & Defense: 2.26%
Hexcel Corporation	24,643	$1,267,143
TASER International Incorporated «†	77,600	1,870,936

		3,138,079

Building Products: 0.75%
Apogee Enterprises Incorporated	24,200	1,045,440

Commercial Services & Supplies: 1.64%
InnerWorkings Incorporated †	165,749	1,113,833
Mobile Mini Incorporated	27,300	1,164,072

		2,277,905

Machinery: 1.58%
The Middleby Corporation †	21,300	2,186,445

Professional Services: 3.85%
The Advisory Board Company †	44,000	2,344,320
TriNet Group Incorporated †	15,300	539,019
Wageworks Incorporated †	46,220	2,464,913

		5,348,252

Trading Companies & Distributors: 1.34%
Watsco Incorporated	14,800	1,860,360

Information Technology: 28.63%

Communications Equipment: 0.06%
Sonus Networks Incorporated †	10,820	85,262

Electronic Equipment, Instruments & Components: 0.92%
IPG Photonics Corporation †	13,800	1,279,260

Internet Software & Services: 10.93%
Cornerstone OnDemand Incorporated †	52,600	1,519,614
Demandware Incorporated †	29,600	1,802,640
HomeAway.com Incorporated †	70,700	2,133,019
Hortonworks Incorporated «†	33,300	793,872
LivePerson Incorporated †	149,942	1,534,656
LogMeIn Incorporated †	40,200	2,250,798
Marketo Incorporated †	35,100	899,262
Pandora Media Incorporated «†	71,200	1,154,152
Shutterstock Incorporated «†	20,006	1,373,812
Textura Corporation «†	63,200	1,717,776

		15,179,601

Semiconductors & Semiconductor Equipment: 5.28%
Cavium Incorporated †	51,300	3,633,066
Mellanox Technologies Limited †	59,900	2,715,866
Power Integrations Incorporated	18,900	984,312

		7,333,244

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2015

Security name		Shares	Value

Software: 11.44%
Fleetmatics Group plc †		50,212	$2,252,008
Guidewire Software Incorporated †		41,300	2,172,793
Infoblox Incorporated †		112,444	2,684,038
Proofpoint Incorporated †		72,300	4,281,608
Qlik Technologies Incorporated †		62,500	1,945,625
Ultimate Software Group Incorporated †		14,974	2,544,906

			15,880,978

Telecommunication Services: 1.25%

Diversified Telecommunication Services: 1.25%
Cogent Communications Group Incorporated		49,062	1,733,360

Total Common Stocks (Cost $98,823,408)			135,175,485

	Yield
Short-Term Investments: 13.37%

Investment Companies: 13.37%
Securities Lending Cash Investments, LLC (l)(u)(r)	0.15%	15,724,559	15,724,559
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	2,847,363	2,847,363

Total Short-Term Investments (Cost $18,571,922)			18,571,922

Total investments in securities (Cost $117,395,330) *	110.70%	153,747,407
Other assets and liabilities, net	(10.70)	(14,862,945)

Total net assets	100.00%	$138,884,462

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $118,343,797 and unrealized gains (losses) consists of:

Gross unrealized gains	$40,757,016
Gross unrealized losses	(5,353,406)

Net unrealized gains	$35,403,610

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2015	Wells Fargo Advantage Traditional Small Cap Growth Fund	13

Assets
Investments
In unaffiliated securities (including $15,181,596 of securities loaned), at value (cost $98,823,408)	$135,175,485
In affiliated securities, at value (cost $18,571,922)	18,571,922

Total investments, at value (cost $117,395,330)	153,747,407
Receivable for investments sold	1,473,067
Receivable for Fund shares sold	24,568
Receivable for dividends	12,479
Receivable for securities lending income	21,955
Prepaid expenses and other assets	25,315

Total assets	155,304,791

Liabilities
Payable for Fund shares redeemed	486,378
Payable upon receipt of securities loaned	15,724,559
Advisory fee payable	80,352
Distribution fee payable	149
Administration fees payable	34,579
Accrued expenses and other liabilities	94,312

Total liabilities	16,420,329

Total net assets	$138,884,462

NET ASSETS CONSIST OF
Paid-in capital	$96,382,268
Accumulated net investment loss	(321,280)
Accumulated net realized gains on investments	6,471,397
Net unrealized gains on investments	36,352,077

Total net assets	$138,884,462

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$123,712,319
Shares outstanding – Class A1	6,859,111
Net asset value per share – Class A	$18.04
Maximum offering price per share – Class A2	$19.14
Net assets – Class C	$232,267
Shares outstanding – Class C1	13,499
Net asset value per share – Class C	$17.21
Net assets – Administrator Class	$3,127,985
Shares outstanding – Administrator Class[1]	160,915
Net asset value per share – Administrator Class	$19.44
Net assets – Institutional Class	$11,811,891
Shares outstanding – Institutional Class[1]	599,980
Net asset value per share – Institutional Class	$19.69

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statement of operations—year ended March 31, 2015

Investment income
Dividends	$384,694
Securities lending income, net	275,380
Income from affiliated securities	2,511

Total investment income	662,585

Expenses
Advisory fee	1,144,498
Administration fees
Fund level	71,531
Class A	324,402
Class C	852
Administrator Class	3,281
Institutional Class	11,747
Shareholder servicing fees
Class A	311,925
Class C	819
Administrator Class	7,544
Distribution fee
Class C	2,457
Custody and accounting fees	18,457
Professional fees	49,436
Registration fees	23,294
Shareholder report expenses	36,077
Trustees’ fees and expenses	12,337
Other fees and expenses	11,830

Total expenses	2,030,487
Less: Fee waivers and/or expense reimbursements	(181,356)

Net expenses	1,849,131

Net investment loss	(1,186,546)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	16,249,777
Net change in unrealized gains (losses) on investments	(6,954,098)

Net realized and unrealized gains (losses) on investments	9,295,679

Net increase in net assets resulting from operations	$8,109,133

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Traditional Small Cap Growth Fund	15

	Year ended March 31, 2015		Year ended March 31, 2014[1]		Year ended October 31, 2013

Operations
Net investment loss		$(1,186,546)		$(692,785)		$(738,153)
Net realized gains on investments		16,249,777		15,540,384		27,621,445
Net change in unrealized gains (losses) on investments		(6,954,098)		(8,062,439)		21,890,657

Net increase in net assets resulting from operations		8,109,133		6,785,160		48,773,949

Distributions to shareholders from
Net realized gains
Class A		(20,918,267)		(22,060,121)		(1,390,342)
Class C		(64,164)		(41,916)		(1,120)
Administrator Class		(489,047)		(597,696)		(34,634)
Institutional Class		(2,109,310)		(2,630,071)		(435,430)

Total distributions to shareholders		(23,580,788)		(25,329,804)		(1,861,526)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	166,240	3,105,325	179,277	3,799,773	212,146	4,256,236
Class C	4,689	87,580	15,406	316,138	2,706	54,235
Administrator Class	18,974	376,286	20,187	469,558	17,959	374,198
Institutional Class	145,847	2,948,534	98,294	2,239,704	181,046	3,768,222

		6,517,725		6,825,173		8,452,891

Reinvestment of distributions
Class A	1,187,647	20,118,743	1,066,470	21,233,416	80,585	1,329,468
Class C	3,495	56,625	2,034	39,322	51	831
Administrator Class	26,596	485,372	26,417	558,986	1,839	31,884
Institutional Class	93,024	1,718,153	94,380	2,013,119	12,276	213,954

		22,378,893		23,844,843		1,576,137

Payment for shares redeemed
Class A	(1,439,029)	(27,107,396)	(442,518)	(9,329,186)	(1,147,470)	(21,785,023)
Class C	(15,128)	(267,013)	(3,642)	(70,591)	(2,996)	(57,441)
Administrator Class	(64,575)	(1,331,123)	(26,211)	(571,222)	(30,963)	(644,291)
Institutional Class	(421,031)	(8,665,650)	(145,152)	(3,285,564)	(1,852,489)	(36,320,886)

		(37,371,182)		(13,256,563)		(58,807,641)

Net increase (decrease) in net assets resulting from capital share transactions		(8,474,564)		17,413,453		(48,778,613)

Total decrease in net assets		(23,946,219)		(1,131,191)		(1,866,190)

Net assets
Beginning of period		162,830,681		163,961,872		165,828,062

End of period		$138,884,462		$162,830,681		$163,961,872

Accumulated net investment loss		$(321,280)		$(17,237)		$(240,348)

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended September 30, 2010[3]
CLASS A	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$20.37	$23.11	$17.08	$15.31	$14.31	$13.77	$12.24
Net investment loss	(0.18)	(0.09)[4]	(0.11)[4]	(0.11)[4]	(0.16)[4]	(0.02)[4]	(0.12)[4]
Net realized and unrealized gains (losses) on investments	1.33	0.96	6.34	1.88	1.16	0.56	1.65

Total from investment operations	1.15	0.87	6.23	1.77	1.00	0.54	1.53
Distributions to shareholders from
Net realized gains	(3.48)	(3.61)	(0.20)	0.00	0.00	0.00	0.00
Net asset value, end of period	$18.04	$20.37	$23.11	$17.08	$15.31	$14.31	$13.77
Total return[5]	6.77%	4.14%	36.98%	11.56%	6.99%	3.92%	12.50%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.54%	1.48%	1.48%	1.43%	1.47%	1.39%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Net investment loss	(0.87)%	(1.04)%	(0.58)%	(0.69)%	(0.96)%	(0.64)%	(0.92)%
Supplemental data
Portfolio turnover rate	73%	36%	77%	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$123,712	$141,446	$141,933	$119,490	$123,063	$136,332	$133,166

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Growth Fund.

[4]	Calculated based upon average shares outstanding

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended September 30, 2010[3]
CLASS C	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$19.73	$22.56	$16.80	$15.18	$14.29	$13.66	$13.18
Net investment loss	(0.29)[4]	(0.15)[4]	(0.26)	(0.25)	(0.27)[4]	(0.02)[4]	(0.04)[4]
Net realized and unrealized gains (losses) on investments	1.25	0.93	6.22	1.87	1.16	0.65	0.52

Total from investment operations	0.96	0.78	5.96	1.62	0.89	0.63	0.48
Distributions to shareholders from
Net realized gains	(3.48)	(3.61)	(0.20)	0.00	0.00	0.00	0.00
Net asset value, end of period	$17.21	$19.73	$22.56	$16.80	$15.18	$14.29	$13.66
Total return[5]	5.98%	3.85%	35.92%	10.74%	6.16%	3.93%	4.32%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.30%	2.23%	2.23%	2.18%	2.25%	2.19%
Net expenses	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%
Net investment loss	(1.61)%	(1.81)%	(1.36)%	(1.44)%	(1.72)%	(1.31)%	(1.67)%
Supplemental data
Portfolio turnover rate	73%	36%	77%	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$232	$403	$150	$116	$115	$99	$10

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

[3]	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

[4]	Calculated based upon average shares outstanding

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended September 30, 2010[3]
ADMINISTRATOR CLASS	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$21.65	$24.33	$17.94	$16.06	$14.99	$14.43	$13.80
Net investment loss	(0.15)[4]	(0.08)[4]	(0.09)[4]	(0.09)[4]	(0.14)[4]	(0.01)[4]	(0.02)[4]
Net realized and unrealized gains (losses) on investments	1.42	1.01	6.68	1.97	1.21	0.57	0.65

Total from investment operations	1.27	0.93	6.59	1.88	1.07	0.56	0.63
Distributions to shareholders from
Net realized gains	(3.48)	(3.61)	(0.20)	0.00	0.00	0.00	0.00
Net asset value, end of period	$19.44	$21.65	$24.33	$17.94	$16.06	$14.99	$14.43
Total return[5]	6.93%	4.18%	37.21%	11.71%	7.14%	3.95%	4.49%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.32%	1.26%	1.26%	1.23%	1.31%	1.37%
Net expenses	1.19%	1.19%	1.17%	1.17%	1.19%	1.20%	1.20%
Net investment loss	(0.73)%	(0.90)%	(0.43)%	(0.54)%	(0.83)%	(0.55)%	(0.77)%
Supplemental data
Portfolio turnover rate	73%	36%	77%	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$3,128	$3,896	$3,882	$3,063	$3,413	$11	$10

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

[3]	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

[4]	Calculated based upon average shares outstanding

[5]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended March 31		Year ended October 31				Year ended September 30, 2010[3]
INSTITUTIONAL CLASS	2015	2014[1]	2013	2012	2011	2010[2]
Net asset value, beginning of period	$21.84	$24.50	$18.03	$16.11	$15.01	$14.43	$12.79
Net investment income (loss)	(0.11)[4]	(0.07)[4]	0.00 [4,5]	(0.06)[4]	(0.10)	(0.00)[4,5]	(0.10)[4]
Net realized and unrealized gains (losses) on investments	1.44	1.02	6.67	1.98	1.20	0.58	1.74

Total from investment operations	1.33	0.95	6.67	1.92	1.10	0.58	1.64
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	(0.00)[5]
Net realized gains	(3.48)	(3.61)	(0.20)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(3.48)	(3.61)	(0.20)	0.00	0.00	0.00	(0.00)[5]
Net asset value, end of period	$19.69	$21.84	$24.50	$18.03	$16.11	$15.01	$14.43
Total return[6]	7.16%	4.29%	37.42%	11.92%	7.33%	4.02%	12.87%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.10%	1.04%	1.05%	1.00%	1.04%	1.06%
Net expenses	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	1.05%
Net investment income (loss)	(0.52)%	(0.69)%	0.01%	(0.35)%	(0.61)%	(0.29)%	(0.78)%
Supplemental data
Portfolio turnover rate	73%	36%	77%	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$11,812	$17,086	$17,997	$43,160	$71,493	$105,475	$102,499

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Growth Fund.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

[6]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	21

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investment
$(923,012)	$882,503	$40,509

As of March 31, 2015, the Fund had a qualified late-year ordinary loss of $306,018 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

22	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$21,307,084	$0	$0	$21,307,084
Consumer staples	1,682,496	0	0	1,682,496
Energy	3,262,070	0	0	3,262,070
Financials	15,598,652	0	0	15,598,652
Health care	35,976,997	0	0	35,976,997
Industrials	15,856,481	0	0	15,856,481
Information technology	39,758,345	0	0	39,758,345
Telecommunication services	1,733,360	0	0	1,733,360

Short-term investments
Investment companies	2,847,363	15,724,559	0	18,571,922
Total assets	$138,022,848	$15,724,559	$0	$153,747,407

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	23

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.33% for Class A shares, 2.08% for Class C shares,1.20% for Administrator Class shares, and 0.98% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2015, Funds Distributor received $1,350 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $103,149,239 and $136,154,801, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $240 in commitment fees.

For the year ended March 31, 2015, there were no borrowings by the Fund under the agreement.

24	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2015, March 31, 2014, and October 31, 2013 were as follows:

	Year ended March 31, 2015	Year ended March 31, 2014*	Year ended October 31, 2013
Ordinary income	$5,316,703	$0	$0
Long-term capital gain	18,264,085	25,329,804	1,861,526

*	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$7,419,864	$35,403,610	$(306,018)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Traditional Small Cap Growth Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related statement of operations for the year then ended, statements of changes in net assets for the year then ended, for the period from November 1, 2013 to March 31, 2014 and the year ended October 31, 2013, and the financial highlights for the year ended March 31, 2015, the period from November 1, 2013 to March 31, 2014, each of the years in the three-year period the ended October 31, 2013, the period from October 1, 2010 to October 31, 2010, and the year ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Traditional Small Cap Growth Fund as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 26, 2015

26	Wells Fargo Advantage Traditional Small Cap Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.29% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $18,264,085 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $121,221 of income dividends paid during the fiscal year ended March 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2015, $5,316,703 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

28	Wells Fargo Advantage Traditional Small Cap Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Traditional Small Cap Growth Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232696 05-15 A247/AR247 03-15

Wells Fargo Advantage Precious Metals Fund

Annual Report

March 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Precious Metals Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Improving U.S. economic data and solid corporate earnings helped drive positive returns for U.S. stocks during the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Precious Metals Fund for the 12-month period that ended March 31, 2015. Improving U.S. economic data and solid corporate earnings helped drive positive returns for U.S. stocks during the reporting period. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges.

U.S. stocks rallied through the second quarter of 2014; in Europe, economies struggled.

In the second quarter of 2014, the U.S. economy picked up steam following a difficult first quarter. Investors were heartened by encouraging economic data, driving stocks higher. U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program and revisited the question of when to begin raising short-term interest rates from near zero. In Europe, gross domestic product (GDP) stagnated during the quarter, and some larger economies were pressured by weak economic growth and potential deflation. In this environment, European stock returns generally were positive but lackluster.

Positive U.S. economic data but increased tensions abroad led to heightened volatility in the third quarter of 2014.

The third quarter of 2014 brought increased market volatility amid interest-rate concerns in the U.S. and tensions abroad. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back. However, August brought a bounce-back on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. In September, stock market volatility increased as positive economic data became overshadowed by escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall.

The fourth quarter of 2014 brought continued U.S. improvement; international economies remained challenged.

The U.S. stock market delivered strong fourth-quarter 2014 results, spurred partly by investor optimism following Fed Chair Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. The steadily brightening economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, however, major economies elsewhere in the world faced ongoing challenges. In China, government regulators announced changes to stimulate growth, and in Japan, Prime Minister Abe gained approval for roughly $29 billion in fresh stimulus to help the economy. In the eurozone, growth remained sluggish, and member countries continued to face an environment of low demand, high unemployment, and weak business investment.

Small- and mid-cap U.S. stocks performed best in the first quarter of 2015, and major markets elsewhere rallied.

During the first quarter of 2015, the broad U.S. stock market rallied until early March, when stock performance began to diverge by market capitalization. Larger-cap stocks sagged in March as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms. However, stocks of small and medium-size companies, which

Letter to shareholders (unaudited)	Wells Fargo Advantage Precious Metals Fund	3

tend to be less affected than large caps by movements in the dollar, performed well during March. Positive results in the U.S. stock market were supported by a gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed. While many companies reported strong earnings, other data indicated potential weakening in manufacturing, perhaps due partly to the effect of a strengthening U.S. dollar on global demand. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

Gold prices fluctuated and ultimately fell 8% during the 12-month period that ended March 31, 2015.

In the second quarter of 2014, gold rose nearly 3% as investors speculated that the Fed may allow inflation to rise above its 2% stated target without interference; silver prices displayed strength as well. In the third quarter of 2014, however, the improving U.S. economy led investors to believe the Fed could raise rates earlier than expected, and the European Central Bank announced efforts to address low inflation; these circumstances led the U.S. dollar to strengthen nearly 8% and the price of gold to fall nearly 8% for the quarter. Silver fell by an even larger percentage. During the last three months of 2014, gold prices advanced when stocks declined and weakened as the U.S. dollar strengthened. In the first quarter of 2015, gold prices ended the quarter close to where they began, despite moderate volatility along the way.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Don’t let short-term uncertainty derail long-term investment goals.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Precious Metals Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael Bradshaw, CFA

Oleg Makhorine

Average annual total returns1 (%) as of March 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKWAX)	1-20-1998	(25.46)	(14.28)	2.11	(20.90)	(13.26)	2.72	1.23	1.10
Class B (EKWBX)*	1-30-1978	(25.42)	(14.21)	2.20	(21.50)	(13.91)	2.20	1.98	1.85
Class C (EKWCX)	1-29-1998	(22.49)	(13.91)	1.96	(21.49)	(13.91)	1.96	1.98	1.85
Administrator Class (EKWDX)	7-30-2010	–	–	–	(20.78)	(13.13)	2.85	1.07	0.96
Institutional Class (EKWYX)	2-29-2000	–	–	–	(20.64)	(12.97)	3.03	0.80	0.80
FTSE Gold Mines Index[4]	–	–	–	–	(22.57)	(16.49)	(2.46)	–	–
S&P 500 Index[5]	–	–	–	–	12.73	14.47	8.01	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Funds that concentrate their investments in limited sectors, such as gold related investments may be susceptible to financial, economic, or market events affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Precious Metals Fund	5

Growth of $10,000 investment[6] as of March 31, 2015

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Precious Metals Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses but not the fees and expenses of its wholly-owned subsidiary. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The Adviser has committed through July 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.95% for Administrator Class, and 0.79% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, fees and expenses of its wholly-owned subsidiary, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund, excluding commodities. These percentages are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Precious Metals Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the FTSE Gold Mines Index and underperformed the S&P 500 Index for the 12-month period that ended March 31, 2015. During the reporting period, the price of gold declined and the share prices of precious metals stocks fell even more sharply.

■	The Fund’s position in Tahoe Resources Incorporated and its underweights to Newmont Mining Corporation and Newcrest Mining Limited detracted from results.

■	The Fund’s holdings in gold-royalty companies, which provide upfront capital to mining producers for a royalty on future production, aided results during the period. Overweights to Randgold Resources Limited ADR and Osisko Gold Royalties Limited also helped results.

The price of gold fell 8% during the 12-month period.

Gold prices remained relatively stable during the first half of the reporting period as a weaker-than-expected economic start to the period caused the Federal Open Market Committee (FOMC) to defer a decision on when to begin raising interest rates. The price of gold began to fall throughout the second half of the reporting period as the U.S. economy accelerated from its earlier slowdown. At subsequent FOMC meetings, members confirmed their inclination to begin raising interest rates. Little evidence of inflation, along with sharply lower oil prices, did not help the price of gold, which is viewed as a hedge against inflation.

Purchases and sales of gold exchange-traded funds (ETFs) have an impact on gold prices. Sales of gold ETFs accelerated during the third quarter of the reporting period, negatively affecting the prices of gold and gold stocks. Investors reduced their ETF gold holdings due to better-than-expected U.S. economic data, a strengthening U.S. dollar, and falling energy prices. However, ETF purchases resumed temporarily during the first three months of 2015 as investors’ concerns about a Greek default and weaker-than-expected economic growth in the U.S. triggered a renewed interest in gold.

Ten largest holdings[7] (%) as of March 31, 2015
Randgold Resources Limited ADR	10.44
Gold Bullion	8.15
Royal Gold Incorporated	6.99
Goldcorp Incorporated	5.82
Agnico-Eagle Mines Limited	5.66
Silver Wheaton Corporation-U.S. Exchange Traded Shares	4.24
Eldorado Gold Corporation	4.21
Fresnillo plc	3.89
Goldcorp Incorporated-U.S. Exchange Traded Shares	3.49
Kinross Gold Corporation	3.18

Gold-mining stocks underperformed relative to the price of gold.

The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. This remained the case during the 12-month period; smaller-capitalization exploration and development companies fared the worst. However, a few of the more financially leveraged larger-capitalization companies also underperformed.

One of the Fund’s most noteworthy detractors was Tahoe Resources Incorporated, which declined on news that the Guatemalan government would be imposing a higher-than-expected royalty on the company’s silver production. The stock came under further pressure early in 2015 after announcing it had agreed to acquire

Peruvian gold miner Rio Alto Mining Limited. The Fund’s underweights to Newmont Mining and Newcrest Mining also detracted from performance as both stocks outperformed.

Randgold Resources Limited ADR was the Fund’s top contributor to relative results. The company, which has mining operations in West Africa, benefited from its low-cost operations and debt-free balance sheet. Other contributors included Royal Gold Incorporated, and Franco-Nevada Corporation.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Precious Metals Fund	7

Country allocation[8] as of March 31, 2015

Gold and precious metals companies are likely to remain a perceived hedge against inflation.

We believe the short-term outlook for gold prices depends largely on economic data and their resulting impact on U.S. interest rates and the U.S. dollar. If the current period of weaker-than-expected U.S. economic growth continues beyond the first quarter of 2015, the U.S. Federal Reserve may delay interest-rate increases until the end of 2015 at the earliest. If this happens, we believe the economic environment could be supportive of gold prices and gold stocks. We also believe gold prices may be supported by strong Chinese demand for physical gold as well as less selling of gold ETFs by U.S. investors.

Over the longer term, eventual inflationary pressures could bode well for precious metals prices. In addition, gold prices could benefit from emerging markets investors’ investments in gold rather than in their local currencies or securities denominated in their local currencies. At the other end of the spectrum, Chinese investors could continue to diversify their U.S. dollar exposure into gold. We believe gold-related stocks have better appreciation potential than the metal itself. However, stock selection will remain important because company fundamentals tend to drive stock prices; higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform. We also favor production companies over exploration or development firms because production companies are more established, generally have positive cash flow, and are at less risk of needing to raise capital.

Please see footnotes on page 5.

8	Wells Fargo Advantage Precious Metals Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$845.44	$5.02	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%
Class B
Actual	$1,000.00	$842.02	$8.45	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Class C
Actual	$1,000.00	$842.36	$8.45	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Administrator Class
Actual	$1,000.00	$846.24	$4.37	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$846.71	$3.64	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98	0.79%

Fund expenses (unaudited)	Wells Fargo Advantage Precious Metals Fund	9

Consolidated expenses including its wholly-owned subsidiary	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$845.44	$5.06	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Class B
Actual	$1,000.00	$842.02	$8.50	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30	1.85%
Class C
Actual	$1,000.00	$842.36	$8.50	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30	1.85%
Administrator Class
Actual	$1,000.00	$846.24	$4.42	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.84	0.96%
Institutional Class
Actual	$1,000.00	$846.71	$3.68	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03	0.80%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Advantage Precious Metals Fund	Consolidated portfolio of investments—March 31, 2015

Security name	Shares	Value

Common Stocks: 89.63%

Australia: 2.79%
Newcrest Mining Limited (Materials, Metals & Mining) †	928,440	$9,454,546

Canada: 61.05%
Agnico-Eagle Mines Limited (Materials, Metals & Mining)	266,370	7,400,861
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining)	35,000	977,900
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining)	685,164	19,143,482
Alamos Gold Incorporated (Materials, Metals & Mining)	1,337,600	7,836,242
Aureus Mining Incorporated (Materials, Metals & Mining) †	5,603,000	1,994,758
AuRico Gold Incorporated (Materials, Metals & Mining)	700,000	1,934,389
B2Gold Corporation (Materials, Metals & Mining) †	5,090,000	7,595,515
Barrick Gold Corporation (Materials, Metals & Mining)	724,083	7,935,950
Centerra Gold Incorporated (Materials, Metals & Mining)	260,000	1,268,643
Centerra Gold Incorporated (Materials, Metals & Mining) 144A	350,000	1,707,789
Continental Gold Limited (Materials, Metals & Mining) †	300,000	457,147
Detour Gold Corporation (Materials, Metals & Mining) †	221,057	1,876,249
Detour Gold Corporation (Materials, Metals & Mining) †144A	525,000	4,456,003
Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) †	90,000	763,886
Eldorado Gold Corporation (Materials, Metals & Mining)	3,101,044	14,225,309
Entree Gold Incorporated-Legend Shares (Materials, Metals & Mining) (i)	1,275,000	231,534
Exeter Resource Corporation-Legend Shares (Materials, Metals & Mining)	585,000	304,844
Franco-Nevada Corporation (Materials, Metals & Mining) 144A	142,500	6,905,886
Franco-Nevada Corporation (Materials, Metals & Mining)	194,000	9,401,698
Goldcorp Incorporated (Materials, Metals & Mining)	1,087,254	19,675,387
Goldcorp Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)	651,694	11,808,695
Kinross Gold Corporation (Materials, Metals & Mining) †	4,850,553	10,761,560
Lake Shore Gold Corporation (Materials, Metals & Mining) †	2,200,000	1,789,112
Mag Silver Corporation (Materials, Metals & Mining) †	560,000	3,466,425
Mag Silver Corporation-Legend Shares (Materials, Metals & Mining) †	100,000	619,004
New Gold Incorporated (Materials, Metals & Mining) †	1,000,000	3,355,572
Osisko Gold Royalties Limited (Materials, Metals & Mining)	366,700	4,846,676
Platinum Group Metals Limited (Materials, Metals & Mining) †	3,450,000	1,879,515
Platinum Group Metals Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining) †	1,440,000	807,408
Platinum Group Metals Limited-Legend Shares (Materials, Metals & Mining) †	800,000	435,830
Primero Mining Corporation (Materials, Metals & Mining) †	485,100	1,635,448
Semafo Incorporated (Materials, Metals & Mining) †	2,960,400	8,928,766
Silver Wheaton Corporation (Materials, Metals & Mining)	12,950	246,005
Silver Wheaton Corporation-U.S. Exchange Traded Shares (Materials, Metals & Mining)	755,000	14,360,100
Tahoe Resources Incorporated (Materials, Metals & Mining)	690,000	7,561,644
Tahoe Resources Incorporated-Legend Shares (Materials, Metals & Mining)	280,000	3,039,754
Torex Gold Resources Incorporated (Materials, Metals & Mining) †	2,200,000	1,823,852
Torex Gold Resources Incorporated (Materials, Metals & Mining) †144A(i)	1,850,000	1,533,694
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) †(i)	2,662,500	2,207,276
Yamana Gold Incorporated (Materials, Metals & Mining)	1,962,731	7,035,489
Yamana Gold Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)	640,537	2,299,528

		206,534,825

Peru: 0.46%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	154,644	1,566,544

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—March 31, 2015	Wells Fargo Advantage Precious Metals Fund	11

Security name		Shares	Value

South Africa: 1.20%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) †		300,591	$2,807,520
Impala Platinum Holdings Limited (Materials, Metals & Mining) †		259,346	1,257,921

			4,065,441

United Kingdom: 14.57%
Fresnillo plc (Materials, Metals & Mining)		1,300,000	13,161,467
Hochschild Mining plc (Materials, Metals & Mining) †		599,251	788,924
Randgold Resources Limited ADR (Materials, Metals & Mining)		510,000	35,327,700

			49,278,091

United States: 9.56%
Newmont Mining Corporation (Materials, Metals & Mining)		400,455	8,693,878
Royal Gold Incorporated (Materials, Metals & Mining)		374,436	23,630,656

			32,324,534

Total Common Stocks (Cost $326,004,036)			303,223,981

		Troy ounces
Commodities: 8.15%
Gold bullion †**		23,291	27,583,417

Total Commodities (Cost $17,794,357)			27,583,417

	Yield	Shares
Short-Term Investments: 1.99%

Investment Companies: 1.99%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	6,717,323	6,717,323

Total Short-Term Investments (Cost $6,717,323)			6,717,323

Total investments in securities (Cost $350,515,716) *	99.77%	337,524,721
Other assets and liabilities, net	0.23	767,089

Total net assets	100.00%	$338,291,810

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation of illiquid is unaudited.

**	Represents an investment held in Wells Fargo Special Investments (Cayman) SPC, the consolidated entity.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $373,739,088 and unrealized gains (losses) consists of:

Gross unrealized gains	$101,857,790
Gross unrealized losses	(138,072,157)

Net unrealized losses	$(36,214,367)

The accompanying notes are an integral part of these consolidated financial statements.

12	Wells Fargo Advantage Precious Metals Fund	Consolidated statement of assets and liabilities—March 31, 2015

Assets
Investments
In unaffiliated securities, at value (cost $326,004,036)	$303,223,981
In commodities, at value (cost $17,794,357)	27,583,417
In affiliated securities, at value (cost $6,717,323)	6,717,323

Total investments, at value (cost $350,515,716)	337,524,721
Cash	42,310
Foreign currency, at value (cost $604,323)	608,610
Receivable for Fund shares sold	1,007,584
Receivable for dividends	500,291
Prepaid expenses and other assets	50,018

Total assets	339,733,534

Liabilities
Payable for Fund shares redeemed	994,268
Advisory fee payable	142,460
Distribution fees payable	41,559
Administration fees payable	83,246
Shareholder servicing fees payable	65,752
Accrued expenses and other liabilities	114,439

Total liabilities	1,441,724

Total net assets	$338,291,810

NET ASSETS CONSIST OF
Paid-in capital	$500,239,112
Accumulated net investment loss	(594,242)
Accumulated net realized losses on investments	(148,366,330)
Net unrealized losses on investments	(12,986,730)

Total net assets	$338,291,810

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$211,476,506
Shares outstanding – Class A1	7,293,625
Net asset value per share – Class A	$28.99
Maximum offering price per share – Class A2	$30.76
Net assets – Class B	$2,811,105
Shares outstanding – Class B1	106,753
Net asset value per share – Class B	$26.33
Net assets – Class C	$59,073,758
Shares outstanding – Class C1	2,274,304
Net asset value per share – Class C	$25.97
Net assets – Administrator Class	$21,916,806
Shares outstanding – Administrator Class[1]	751,331
Net asset value per share – Administrator Class	$29.17
Net assets – Institutional Class	$43,013,635
Shares outstanding – Institutional Class[1]	1,466,630
Net asset value per share – Institutional Class	$29.33

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated statement of operations—year ended March 31, 2015	Wells Fargo Advantage Precious Metals Fund	13

Investment income
Dividends (net of foreign withholding taxes of $455,126)	$3,453,201
Income from affiliated securities	6,513
Interest	3,440

Total investment income	3,463,154

Expenses
Advisory fee	2,635,265
Administration fees
Fund level	219,846
Class A	714,903
Class B	13,160
Class C	219,003
Administrator Class	30,587
Institutional Class	35,879
Shareholder servicing fees
Class A	687,407
Class B	12,654
Class C	210,579
Administrator Class	76,467
Distribution fees
Class B	37,962
Class C	631,738
Custody and accounting fees	72,384
Professional fees	56,619
Registration fees	57,283
Shareholder report expenses	57,032
Trustees’ fees and expenses	12,286
Other fees and expenses	50,524

Total expenses	5,831,578
Less: Fee waivers and/or expense reimbursements	(517,592)

Net expenses	5,313,986

Net investment loss	(1,850,832)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(7,657,904)
Commodities	(886,701)

Net realized losses on investments	(8,544,605)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(82,893,865)
Affiliated securities	(11,116,084)
Commodities	9,789,060

Net change in unrealized gains (losses) on investments	(84,220,889)

Net realized and unrealized gains (losses) on investments	(92,765,494)

Net decrease in net assets resulting from operations	$(94,616,326)

The accompanying notes are an integral part of these consolidated financial statements.

14	Wells Fargo Advantage Precious Metals Fund	Consolidated statement of changes in net assets

	Year ended March 31, 2015		Year ended March 31, 2014[1]

Operations
Net investment loss		$(1,850,832)		$(116,890)
Net realized losses on investments		(8,544,605)		(94,191,041)
Net change in unrealized gains (losses) on investments		(84,220,889)		(158,763,967)

Net decrease in net assets resulting from operations		(94,616,326)		(253,071,898)

Distributions to shareholders from
Net realized gains
Class A		0		(1,732,919)
Class B		0		(56,443)
Class C		0		(644,334)
Administrator Class		0		(208,267)
Institutional Class		0		(234,533)

Total distributions to shareholders		0		(2,876,496)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,090,045	74,515,784	2,429,528	94,413,758
Class B	1,003	31,925	6,082	215,945
Class C	216,694	6,828,594	464,039	16,503,538
Administrator Class	759,290	28,093,290	814,815	31,629,743
Institutional Class	1,064,094	38,355,131	706,207	27,233,344

		147,824,724		169,996,328

Reinvestment of distributions
Class A	0	0	48,309	1,568,095
Class B	0	0	1,555	46,307
Class C	0	0	16,486	484,020
Administrator Class	0	0	3,702	120,659
Institutional Class	0	0	7,060	230,853

		0		2,449,934

Payment for shares redeemed
Class A	(3,006,178)	(108,551,283)	(3,577,817)	(140,470,142)
Class B	(111,993)	(3,694,954)	(205,969)	(7,350,319)
Class C	(810,107)	(24,887,063)	(1,546,100)	(53,949,247)
Administrator Class	(883,304)	(29,469,517)	(931,783)	(34,759,227)
Institutional Class	(733,544)	(25,611,256)	(678,847)	(26,388,223)

		(192,214,073)		(262,917,158)

Net decrease in net assets resulting from capital share transactions		(44,389,349)		(90,470,896)

Total decrease in net assets		(139,005,675)		(346,419,290)

Net assets
Beginning of period		477,297,485		823,716,775

End of period		$338,291,810		$477,297,485

Accumulated net investment loss		$(594,242)		$(11,546,337)

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated financial highlights	Wells Fargo Advantage Precious Metals Fund	15

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[1,3]
CLASS A	2015	2014[1]	2013[1]	2012[1]	2011[1],2
Net asset value, beginning of period	$36.65	$53.59	$70.30	$85.64	$93.43	$64.40
Net investment income (loss)	(0.11)[4]	0.05 [4]	(0.01)[4]	(0.19)[4]	(0.21)[4]	(0.35)[4]
Net realized and unrealized gains (losses) on investments	(7.55)	(16.78)	(14.47)	(13.39)	3.24	29.38

Total from investment operations	(7.66)	(16.73)	(14.48)	(13.58)	3.03	29.03
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(1.27)	(4.06)	0.00
Net realized gains	0.00	(0.21)	(2.23)	(0.49)	(6.76)	0.00

Total distributions to shareholders	0.00	(0.21)	(2.23)	(1.76)	(10.82)	0.00
Net asset value, end of period	$28.99	$36.65	$53.59	$70.30	$85.64	$93.43
Total return[5]	(20.90)%	(31.17)%	(21.14)%	(15.95)%	3.14%	45.10%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.22%	1.18%	1.14%	1.15%	1.09%
Net expenses	1.10%	1.09%	1.09%	1.09%	1.09%	1.05%
Net investment income (loss)	(0.30)%	0.12%	(0.02)%	(0.24)%	(0.57)%	(0.45)%
Supplemental data
Portfolio turnover rate	9%[6]	16%	6%	4%	5%	14%
Net assets, end of period (000s omitted)	$211,477	$300,906	$498,874	$699,773	$873,142	$954,220

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Precious Metals Fund.

[4]	Calculated based upon average shares outstanding

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[6]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

16	Wells Fargo Advantage Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[1,3]
CLASS B	2015	2014[1]	2013[1]	2012[1]	2011[1,2]
Net asset value, beginning of period	$33.54	$49.44	$65.53	$79.20	$86.53	$60.10
Net investment loss	(0.36)[4]	(0.22)[4]	(0.47)[4]	(0.77)[4]	(0.44)[4]	(0.86)[4]
Net realized and unrealized gains (losses) on investments	(6.85)	(15.47)	(13.39)	(12.29)	3.01	27.29

Total from investment operations	(7.21)	(15.69)	(13.86)	(13.06)	2.57	26.43
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.12)	(3.14)	0.00
Net realized gains	0.00	(0.21)	(2.23)	(0.49)	(6.76)	0.00

Total distributions to shareholders	0.00	(0.21)	(2.23)	(0.61)	(9.90)	0.00
Net asset value, end of period	$26.33	$33.54	$49.44	$65.53	$79.20	$86.53
Total return[5]	(21.50)%	(31.68)%	(21.74)%	(16.58)%	2.82%	44.00%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.96%	1.93%	1.89%	1.90%	1.83%
Net expenses	1.85%	1.84%	1.84%	1.84%	1.84%	1.80%
Net investment loss	(1.08)%	(0.60)%	(0.78)%	(1.01)%	(1.32)%	(1.19)%
Supplemental data
Portfolio turnover rate	9%[6]	16%	6%	4%	5%	14%
Net assets, end of period (000s omitted)	$2,811	$7,304	$20,570	$39,046	$71,761	$82,984

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class B of Evergreen Precious Metals Fund.

[4]	Calculated based upon average shares outstanding

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[6]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated financial highlights	Wells Fargo Advantage Precious Metals Fund	17

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[1,3]
CLASS C	2015	2014[1]	2013[1]	2012[1]	2011[1,2]
Net asset value, beginning of period	$33.08	$48.76	$64.66	$78.43	$85.86	$59.63
Net investment loss	(0.35)[4]	(0.22)[4]	(0.46)[4]	(0.75)[4]	(0.43)[4]	(0.86)[4]
Net realized and unrealized gains (losses) on investments	(6.76)	(15.25)	(13.21)	(12.18)	2.98	27.09

Total from investment operations	(7.11)	(15.47)	(13.67)	(12.93)	2.55	26.23
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.35)	(3.22)	0.00
Net realized gains	0.00	(0.21)	(2.23)	(0.49)	(6.76)	0.00

Total distributions to shareholders	0.00	(0.21)	(2.23)	(0.84)	(9.98)	0.00
Net asset value, end of period	$25.97	$33.08	$48.76	$64.66	$78.43	$85.86
Total return[5]	(21.49)%	(31.67)%	(21.74)%	(16.58)%	2.82%	44.01%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.97%	1.93%	1.89%	1.90%	1.84%
Net expenses	1.85%	1.84%	1.84%	1.84%	1.84%	1.80%
Net investment loss	(1.06)%	(0.62)%	(0.77)%	(0.99)%	(1.31)%	(1.19)%
Supplemental data
Portfolio turnover rate	9%[6]	16%	6%	4%	5%	14%
Net assets, end of period (000s omitted)	$59,074	$94,865	$191,782	$290,513	$398,047	$396,590

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Precious Metals Fund.

[4]	Calculated based upon average shares outstanding

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[6]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

18	Wells Fargo Advantage Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[1,3]
ADMINISTRATOR CLASS	2015	2014[1]	2013[1]	2012[1]	2011[1,2]
Net asset value, beginning of period	$36.82	$53.75	$70.42	$85.70	$93.65	$77.73
Net investment income (loss)	(0.06)[4]	0.10 [4]	0.08 [4]	(0.06)[4]	(0.11)[4]	(0.12)[4]
Net realized and unrealized gains (losses) on investments	(7.59)	(16.82)	(14.52)	(13.41)	3.22	16.04

Total from investment operations	(7.65)	(16.72)	(14.44)	(13.47)	3.11	15.92
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(1.32)	(4.30)	0.00
Net realized gains	0.00	(0.21)	(2.23)	(0.49)	(6.76)	0.00

Total distributions to shareholders	0.00	(0.21)	(2.23)	(1.81)	(11.06)	0.00
Net asset value, end of period	$29.17	$36.82	$53.75	$70.42	$85.70	$93.65
Total return[5]	(20.78)%	(31.06)%	(21.05)%	(15.81)%	3.20%	20.48%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.04%	1.01%	0.94%	0.91%	1.06%
Net expenses	0.96%	0.95%	0.95%	0.92%	0.91%	0.95%
Net investment income (loss)	(0.17)%	0.26%	0.13%	(0.08)%	(0.30)%	(0.54)%
Supplemental data
Portfolio turnover rate	9%[6]	16%	6%	4%	5%	14%
Net assets, end of period (000s omitted)	$21,917	$32,230	$53,142	$53,497	$94,103	$127

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[3]	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

[4]	Calculated based upon average shares outstanding

[5]	Returns for periods of less than one year are not annualized.

[6]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated financial highlights	Wells Fargo Advantage Precious Metals Fund	19

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[1,3]
INSTITUTIONAL CLASS	2015	2014[1]	2013[1]	2012[1]	2011[1,2]
Net asset value, beginning of period	$36.96	$53.87	$70.43	$85.84	$93.68	$64.41
Net investment income (loss)	0.01 [4]	0.16 [4]	0.19	0.12	(0.06)[4]	(0.14)[4]
Net realized and unrealized gains (losses) on investments	(7.64)	(16.86)	(14.52)	(13.45)	3.26	29.41

Total from investment operations	(7.63)	(16.70)	(14.33)	(13.33)	3.20	29.27
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(1.59)	(4.28)	0.00
Net realized gains	0.00	(0.21)	(2.23)	(0.49)	(6.76)	0.00

Total distributions to shareholders	0.00	(0.21)	(2.23)	(2.08)	(11.04)	0.00
Net asset value, end of period	$29.33	$36.96	$53.87	$70.43	$85.84	$93.68
Total return[5]	(20.64)%	(30.95)%	(20.89)%	(15.64)%	3.32%	45.47%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.75%	0.71%	0.72%	0.78%
Net expenses	0.79%	0.78%	0.75%	0.71%	0.69%	0.78%
Net investment income (loss)	0.03%	0.41%	0.32%	0.14%	(0.15)%	(0.18)%
Supplemental data
Portfolio turnover rate	9%[6]	16%	6%	4%	5%	14%
Net assets, end of period (000s omitted)	$43,014	$41,993	$59,349	$78,846	$96,798	$84,087

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[3]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Precious Metals Fund.

[4]	Calculated based upon average shares outstanding

[5]	Returns for periods of less than one year are not annualized.

[6]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

20	Wells Fargo Advantage Precious Metals Fund	Notes to consolidated financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in precious metals and minerals through Wells Fargo Special Investments (Cayman) SPC (the “Subsidiary”), a wholly-owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2015, the Subsidiary held $27,583,417 in gold bullion representing 99.86% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2015, the Fund held $27,621,513 in the Subsidiary, representing 8.16% of the Fund’s net assets.

In June 2013, Accounting Standards Update (ASU) No. 2013-08, “Financial Services – Investment Companies: Amendments to the Scope, Measurement, and Disclosure Requirements,” amended guidance in Topic 946, Financial Services – Investment Companies for determining whether an entity is defined as an investment company. These amendments are effective for an entity’s interim and annual reporting periods for fiscal years beginning after December 15, 2013. The Fund has adopted ASU No. 2013-08 as of April 1, 2014, the first reporting period since the effective date. Under the adoption of this guidance, Wells Fargo Funds Management, LLC (“Funds Management”) concluded that the Subsidiary meets the definition of an investment company and is consolidated herein. There is no material impact to the net asset value results of operations, income or expenses as a result to the adoption.

The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Funds Management has determined is an acceptable source.

Investments in commodities are valued at their last traded price.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2

Notes to consolidated financial statements	Wells Fargo Advantage Precious Metals Fund	21

and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2015, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

22	Wells Fargo Advantage Precious Metals Fund	Notes to consolidated financial statements

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions, net operating losses, passive foreign investment companies, consolidation with subsidiary and reversal controlled foreign corporation loss. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Consolidated Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(15,004,504)	$12,802,927	$2,201,577

As of March 31, 2015, the Fund had capital loss carryforwards which consist of $3,179,254 in short-term capital losses and $106,504,357 in long-term capital losses.

As of March 31, 2015, the Fund had $15,459,347 of current year deferred post-October capital losses and a qualified late-year ordinary loss of $578,346 which will both be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to consolidated financial statements	Wells Fargo Advantage Precious Metals Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$9,454,546	$0	$0	$9,454,546
Canada	183,351,425	23,183,400	0	206,534,825
Peru	1,566,544	0	0	1,566,544
South Africa	4,065,441	0	0	4,065,441
United Kingdom	49,278,091	0	0	49,278,091
United States	32,324,534	0	0	32,324,534

Commodities	27,583,417	0	0	27,583,417

Short-term investments
Investment companies	6,717,323	0	0	6,717,323
Total assets	$314,341,321	$23,183,400	$0	$337,524,721

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

5. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

The Subsidiary has entered into separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

24	Wells Fargo Advantage Precious Metals Fund	Notes to consolidated financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses before consolidation of its wholly-owned subsidiary at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 0.95% for Administrator Class shares and 0.79% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2015, Funds Distributor received $29,198 from the sale of Class A shares and $124, and $628 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $37,213,171* and $75,339,362*, respectively.

*	Includes the purchases and sales transactions of its wholly-owned subsidiary.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $859 in commitment fees.

For the year ended March 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended March 31, 2015, the Fund did not have any distributions paid to shareholders. The tax character of distributions paid for the year ended March 31, 2014 was $2,876,496 of long-term capital gain.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Late-year ordinary losses deferred	Post-October capital losses deferred	Capital loss carryforward
$(36,210,102)	$(578,346)	$(15,459,347)	$(109,683,611)

9. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic region. A fund that invests a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

Notes to consolidated financial statements	Wells Fargo Advantage Precious Metals Fund	25

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Precious Metals Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Wells Fargo Advantage Precious Metals Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the four-year period then ended, the period from November 1, 2010 to March 31, 2011, and the year ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Precious Metals Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 27, 2015

Other information (unaudited)	Wells Fargo Advantage Precious Metals Fund	27

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2015. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Precious Metals Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Precious Metals Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Precious Metals Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
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EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
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FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
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IDR	— Indonesian rupiah
IEP	— Irish pound
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LP	— Limited partnership
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MXN	— Mexican peso
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National	— National Public Finance Guarantee Corporation
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PCR	— Pollution control revenue
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PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
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REIT	— Real estate investment trust
ROC	— Reset option certificates
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SAVRS	— Select auction variable rate securities
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SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232697 05-15 A316/AR316 03-15

Wells Fargo Advantage

Specialized Technology Fund

Annual Report

March 31, 2015

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Specialized Technology Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Improving U.S. economic data and solid corporate earnings helped drive positive returns for U.S. stocks during the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Specialized Technology Fund for the 12-month period that ended March 31, 2015. Improving U.S. economic data and solid corporate earnings helped drive positive returns for U.S. stocks during the reporting period. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges.

U.S. stocks rallied through the second quarter of 2014; in Europe, economies struggled.

In the second quarter of 2014, the U.S. economy picked up steam following a difficult first quarter. Investors were heartened by encouraging economic data, driving stocks higher. U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program and revisited the question of when to begin raising short-term interest rates from near zero. In Europe, gross domestic product (GDP) stagnated during the quarter, and some larger economies were pressured by weak economic growth and potential deflation. In this environment, European stock returns generally were positive but lackluster.

Positive U.S. economic data but increased tensions abroad led to heightened volatility in the third quarter of 2014.

The third quarter of 2014 brought increased market volatility amid interest-rate concerns in the U.S. and tensions abroad. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back. However, August brought a bounce-back on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. In September, stock market volatility increased as positive economic data became overshadowed by escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall.

The fourth quarter of 2014 brought continued U.S. improvement; international economies remained challenged.

The U.S. stock market delivered strong fourth-quarter 2014 results, spurred partly by investor optimism following Fed Chair Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. The steadily brightening economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, however, major economies elsewhere in the world faced ongoing challenges. In China, government regulators announced changes to stimulate growth, and in Japan, Prime Minister Abe gained approval for roughly $29 billion in fresh stimulus to help the economy. In the eurozone, growth remained sluggish, and member countries continued to face an environment of low demand, high unemployment, and weak business investment.

Small- and mid-cap U.S. stocks performed best in the first quarter of 2015, and major markets elsewhere rallied.

During the first quarter of 2015, the broad U.S. stock market rallied until early March, when stock performance began to diverge by market capitalization. Larger-cap stocks sagged in March as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms. However, stocks of small and medium-size companies, which

Letter to shareholders (unaudited)	Wells Fargo Advantage Specialized Technology Fund	3

tend to be less affected than large caps by movements in the dollar, performed well during March. Positive results in the U.S. stock market were supported by a gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed. While many companies reported strong earnings, other data indicated potential weakening in manufacturing, perhaps due partly to the effect of a strengthening U.S. dollar on global demand. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

Information technology stocks delivered positive results for the
12-month reporting period.

As the reporting period began on April 1, 2014, faster-growing companies, including many information technology (IT) firms, were challenged by a brief but dramatic investor rotation toward companies with slower growth potential but higher dividend yields. However, in early May 2014, investors began to refocus on growth fundamentals, leading to a rebound for many IT stocks. In late summer and early fall of 2014, investors gravitated toward mega-cap IT companies, reflecting a somewhat defensive mindset. During other portions of the reporting period, however, the growth prospects for IT stocks came into favor. For the
12-month period overall, IT stocks tended to outperform the broader U.S. stock market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Specialized Technology Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Allianz Global Investors U.S. LLC

Portfolio managers

Huachen Chen, CFA

Walter C. Price, Jr., CFA

Average annual total returns1 (%) as of March 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSTX)	9-18-2000	6.73	14.31	10.98	13.24	15.67	11.65	1.51	1.51
Class B (WFTBX)*	9-18-2000	7.40	14.59	11.08	12.40	14.82	11.08	2.26	2.26
Class C (WFTCX)	9-18-2000	11.44	14.80	10.81	12.44	14.80	10.81	2.26	2.26
Administrator Class (WFTDX)	7-30-2010	–	–	–	13.42	15.88	11.75	1.35	1.35
Investor Class (WFTZX)	4-8-2005	–	–	–	13.17	15.60	11.55	1.57	1.54
S&P North American Technology Sector Index [TR][4]	–	–	–	–	14.81	14.62	10.31	–	–
S&P 500 Index[5]	–	–	–	–	12.73	14.47	8.01	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as technology, may be susceptible to financial, economic, or market events affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Specialized Technology Fund	5

Growth of $10,000 investment[6] as of March 31, 2015

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Investor Class shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The Adviser has committed through July 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.35% for Administrator Class, and 1.53% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P North American Technology Sector Index [TR] is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Sector Index [TR] and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Specialized Technology Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the S&P North American Technology Sector Index [TR] and outperformed the S&P 500 Index (Class A shares) for the 12-month period that ended March 31, 2015.

■	Performance was hindered by underweights to select mega-cap stocks and overweights to certain mid-cap stocks that were pressured as investors questioned their valuations.

■	A selection of stocks experiencing unique growth drivers contributed positively to the Fund’s performance.

To us, one of the most attractive qualities of the information technology (IT) sector is the regular emergence of new and disruptive trends. Many of these new technologies could potentially expand the influence of technology into other areas of the economy as well as draw value from predecessor technologies from within the sector. Our primary goal always has been to identify these major trends ahead of the crowd and invest in the emerging leaders.

Mega-cap and certain mid-cap holdings hindered performance during the period.

Stock indexes were pulled higher by large-cap and mega-cap stocks during the reporting period as investors’ aversion to risk increased. With the emergence of numerous uncertainties and continuation of extraordinarily low interest rates, investors rewarded companies that offered total returns in the form of share repurchases and dividends. As a result, large-cap stocks outperformed more rapidly growing mid-cap and small-cap stocks. Although the Fund is primarily composed of secular-growth technology companies, a portion of the portfolio is invested in holdings that have attractive valuations and company or industry drivers that could help drive their stock prices higher. This group performed well in 2014 when high-growth holdings did not, which helped offset some of the losses the Fund sustained at that time from high-growth weakness. While we increased our absolute weighting in larger-cap, total-return companies during the reporting period, we were underweight these stocks relative to the benchmark. Consequently, the largest detractors for the period included underweights to Intel Corporation; Cisco Systems, Incorporated; and Apple Incorporated. In early 2015, we moved to an overweight position in Apple because we believe the strong iPhone product cycle and the company’s increasingly attractive potential cash return make Apple a desirable investment.

Tesla Motors, Incorporated, was a key detractor from relative performance for the period. The company’s stock declined largely because investors were concerned that persistently low gasoline prices could hurt demand for Model 3, Tesla’s planned mass-market vehicle. However, given that Model 3 is expected to launch in 2017, Tesla likely has sufficient time to improve its battery technology and range and possibly reduce costs. While the stock may face pressure in the near term, Tesla could continue to be supply-constrained in the intermediate term, and demand may remain strong for the foreseeable future.

Our overweight to solar power company SunPower Corporation detracted from performance as well. Investors indiscriminately sold traditional energy and alternative energy stocks as the price of oil fell sharply.

Ten largest holdings[7] (%) as of March 31, 2015
Apple Incorporated	9.91
Facebook Incorporated Class A	6.23
ServiceNow Incorporated	4.06
Palo Alto Networks Incorporated	3.80
Skyworks Solutions Incorporated	3.58
Avago Technologies Limited	3.24
Visa Incorporated Class A	3.11
Cisco Systems Incorporated	2.64
Autodesk Incorporated	2.52
NXP Semiconductors NV	2.45

A variety of holdings contributed positively to performance throughout the reporting period.

Semiconductor makers Skyworks Solutions, Incorporated, and Avago Technologies Limited were among the top contributors to Fund performance during the period. Both companies continue to benefit from the production ramp-up of 4G LTE smartphone programs across various customers, most notably Apple’s iPhone 6. While the smartphone business has been strong, Skyworks has continued to make progress toward diversifying into high-performance analog markets, where the company also is driving growth in non-smartphone markets. Similarly, Avago Technologies has effectively diversified its business through acquisitions. Looking ahead, both companies may be well positioned for sustainable growth with strong free cash flow to support capital returns to shareholders.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Specialized Technology Fund	7

Industry distribution[8] as of March 31, 2015

Network security solutions provider Palo Alto Networks, Incorporated, also contributed to returns. The demand environment remains strong because the increasing sophistication of cyberattacks has triggered increased spending on providers that offer new security technologies. Palo Alto has continued to grow rapidly and take market share from competitors, with strong uptake in its new product offerings. The company has multiple drivers in place that may propel significant long-term growth in sales and profitability.

Additionally, the Fund’s positioning in NXP Semiconductors NV and lack of exposure to International Business Machines Corporation benefited returns. NXP Semiconductors announced plans to acquire Freescale Semiconductor Limited, which will expand the combined company’s market share in attractive semiconductor markets.

Our outlook is favorable for the IT sector.

We continue to believe the IT sector could provide some of the top absolute and relative-return opportunities in the stock markets, especially for bottom-up stock selection. At present, we see a wave of innovation in the sector that we believe may produce attractive returns for companies with best-in-class product offerings. We also see a number of companies with current valuations that do not appear to fully reflect positive company and/or industry-specific tailwinds.

Please see footnotes on page 5.

8	Wells Fargo Advantage Specialized Technology Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,058.85	$7.75	1.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.59	1.51%
Class B
Actual	$1,000.00	$1,055.09	$11.63	2.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.40	2.27%
Class C
Actual	$1,000.00	$1,055.27	$11.58	2.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.66	$11.35	2.26%
Administrator Class
Actual	$1,000.00	$1,060.15	$6.93	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Investor Class
Actual	$1,000.00	$1,058.46	$7.95	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.80	1.55%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Specialized Technology Fund	9

Security name	Shares	Value

Common Stocks: 97.41%

Consumer Discretionary: 7.44%

Automobiles: 0.77%
Tesla Motors Incorporated †	13,565	$2,560,665

Internet & Catalog Retail: 6.67%
Amazon.com Incorporated †	19,100	7,107,110
Expedia Incorporated	22,345	2,103,335
JD.com Incorporated ADR †	22,920	673,390
Netflix Incorporated †	740	308,351
The Priceline Group Incorporated †	5,135	5,977,910
Vipshop Holdings Limited ADS †	205,965	6,063,610

		22,233,706

Industrials: 1.07%

Electrical Equipment: 1.07%
Nidec Corporation	53,400	3,556,141

Information Technology: 88.90%

Communications Equipment: 7.21%
Alcatel-Lucent SA †	315,000	1,192,238
Alcatel-Lucent SA ADR †	279,115	1,041,099
Cisco Systems Incorporated	319,310	8,789,008
Palo Alto Networks Incorporated †	86,785	12,677,553
QUALCOMM Incorporated	4,650	322,431

		24,022,329

Electronic Equipment, Instruments & Components: 3.90%
CDW Corporation of Delaware	138,220	5,147,313
Corning Incorporated	118,125	2,679,075
Flextronics International Limited †	250,600	3,176,355
Keyence Corporation	700	382,874
Murata Manufacturing Company Limited	11,600	1,599,250

		12,984,867

Internet Software & Services: 17.56%
Akamai Technologies Incorporated †	26,655	1,893,704
Alibaba Group Holding Limited ADR †	16,975	1,412,999
Criteo SA ADR †	53,695	2,120,953
eBay Incorporated †	106,850	6,163,108
Facebook Incorporated Class A †	252,480	20,757,643
Google Incorporated Class A †	7,950	4,409,865
Google Incorporated Class C †	7,385	4,046,980
LinkedIn Corporation Class A †	19,970	4,989,704
NetEase Incorporated ADR	25,650	2,700,945
Rackspace Hosting Incorporated †	69,645	3,592,986
Tencent Holdings Limited	208,800	3,964,497
Twitter Incorporated †	49,220	2,464,938

		58,518,322

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Specialized Technology Fund	Portfolio of investments—March 31, 2015

Security name	Shares	Value

IT Services: 9.85%
Alliance Data Systems Corporation †	2,280	$675,450
Amadeus IT Holding SA Class A	39,210	1,684,736
Cognizant Technology Solutions Corporation Class A †	105,035	6,553,134
Computer Sciences Corporation	46,350	3,025,728
Fidelity National Information Services Incorporated	46,935	3,194,396
Fiserv Incorporated †	44,235	3,512,259
MasterCard Incorporated Class A	44,315	3,828,373
Visa Incorporated Class A	158,640	10,376,642

		32,850,718

Semiconductors & Semiconductor Equipment: 14.97%
Avago Technologies Limited	84,950	10,786,951
Broadcom Corporation Class A	129,170	5,592,415
Intel Corporation	109,980	3,439,075
Lam Research Corporation	78,480	5,512,043
Micron Technology Incorporated †	125,075	3,393,285
NXP Semiconductors NV †	81,330	8,162,279
Qorvo Incorporated †	12,080	962,776
Skyworks Solutions Incorporated	121,270	11,919,628
Taiwan Semiconductor Manufacturing Company Limited ADR	5,810	136,419

		49,904,871

Software: 21.61%
Adobe Systems Incorporated †	68,300	5,050,102
Aspen Technology Incorporated †	11,340	436,477
Autodesk Incorporated †	143,091	8,390,856
Check Point Software Technologies Limited †	39,870	3,268,144
FireEye Incorporated «†	78,985	3,100,161
Fortinet Incorporated †	84,940	2,968,653
Informatica Corporation †	51,679	2,266,383
Intuit Incorporated	69,245	6,713,995
Microsoft Corporation	194,935	7,925,082
Oracle Corporation	173,630	7,492,135
Salesforce.com Incorporated †	50,015	3,341,502
ServiceNow Incorporated †	171,830	13,536,767
Splunk Incorporated †	37,565	2,223,848
Tableau Software Incorporated Class A †	57,560	5,325,451

		72,039,556

Technology Hardware, Storage & Peripherals: 13.80%
Apple Incorporated	265,465	33,031,810
NEC Corporation	21,000	61,808
Samsung Electronics Company Limited	3,960	5,143,413
Western Digital Corporation	85,355	7,768,157

		46,005,188

Total Common Stocks (Cost $242,878,288)		324,676,363

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Specialized Technology Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 3.15%

Investment Companies: 3.15%
Securities Lending Cash Investments, LLC (l)(u)(r)	0.15%	3,075,000	$3,075,000
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	7,440,755	7,440,755

Total Short-Term Investments (Cost $10,515,755)			10,515,755

Total investments in securities (Cost $253,394,043) *	100.56%	335,192,118
Other assets and liabilities, net	(0.56)	(1,866,147)

Total net assets	100.00%	$333,325,971

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $254,577,305 and unrealized gains (losses) consists of:

Gross unrealized gains	$83,026,273
Gross unrealized losses	(2,411,460)

Net unrealized gains	$80,614,813

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Specialized Technology Fund	Statement of assets and liabilities—March 31, 2015

Assets
Investments
In unaffiliated securities (including $2,943,750 of securities loaned), at value (cost $242,878,288)	$324,676,363
In affiliated securities, at value (cost $10,515,755)	10,515,755

Total investments, at value (cost $253,394,043)	335,192,118
Foreign currency, at value (cost $11)	11
Receivable for investments sold	997,831
Receivable for Fund shares sold	638,159
Receivable for dividends	223,427
Receivable for securities lending income	268
Prepaid expenses and other assets	21,677

Total assets	337,073,491

Liabilities
Payable for Fund shares redeemed	205,653
Payable upon receipt of securities loaned	3,075,000
Advisory fee payable	241,271
Distribution fees payable	9,145
Administration fees payable	90,395
Accrued expenses and other liabilities	126,056

Total liabilities	3,747,520

Total net assets	$333,325,971

NET ASSETS CONSIST OF
Paid-in capital	$213,569,871
Accumulated net investment loss	(539,030)
Accumulated net realized gains on investments	38,497,721
Net unrealized gains on investments	81,797,409

Total net assets	$333,325,971

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$168,108,022
Shares outstanding – Class A1	15,646,772
Net asset value per share – Class A	$10.74
Maximum offering price per share – Class A2	$11.40
Net assets – Class B	$184,792
Shares outstanding – Class B1	19,740
Net asset value per share – Class B	$9.36
Net assets – Class C	$14,143,107
Shares outstanding – Class C1	1,515,433
Net asset value per share – Class C	$9.33
Net assets – Administrator Class	$31,842,034
Shares outstanding – Administrator Class[1]	2,932,007
Net asset value per share – Administrator Class	$10.86
Net assets – Investor Class	$119,048,016
Shares outstanding – Investor Class[1]	11,205,788
Net asset value per share – Investor Class	$10.62

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2015	Wells Fargo Advantage Specialized Technology Fund	13

Investment income
Dividends (net of foreign withholding taxes of $54,343)	$2,934,866
Securities lending income, net	24,202
Income from affiliated securities	9,385

Total investment income	2,968,453

Expenses
Advisory fee	2,811,521
Administration fees
Fund level	159,408
Class A	418,690
Class B	651
Class C	32,511
Administrator Class	33,793
Investor Class	355,946
Shareholder servicing fees
Class A	402,587
Class B	626
Class C	31,261
Administrator Class	84,278
Investor Class	277,209
Distribution fees
Class B	1,879
Class C	93,783
Custody and accounting fees	64,610
Professional fees	44,139
Registration fees	41,877
Shareholder report expenses	77,763
Trustees’ fees and expenses	12,450
Other fees and expenses	13,589

Total expenses	4,958,571
Less: Fee waivers and/or expense reimbursements	(61,377)

Net expenses	4,897,194

Net investment loss	(1,928,741)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	39,950,258
Net change in unrealized gains (losses) on investments	1,502,311

Net realized and unrealized gains (losses) on investments	41,452,569

Net increase in net assets resulting from operations	$39,523,828

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Specialized Technology Fund	Statement of changes in net assets

	Year ended March 31, 2015		Year ended March 31, 2014

Operations
Net investment loss		$(1,928,741)		$(1,737,288)
Net realized gains on investments		39,950,258		38,184,414
Net change in unrealized gains (losses) on investments		1,502,311		45,121,377

Net increase in net assets resulting from operations		39,523,828		81,568,503

Distributions to shareholders from
Net realized gains
Class A		(18,125,259)		(7,199,829)
Class B		(22,156)		(20,871)
Class C		(1,636,338)		(482,611)
Administrator Class		(3,932,263)		(1,320,953)
Investor Class		(12,824,710)		(4,850,141)

Total distributions to shareholders		(36,540,726)		(13,874,405)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,762,029	19,362,721	2,074,847	20,245,085
Class B	2,720	25,600	16,812	135,566
Class C	408,438	3,904,420	361,372	3,314,738
Administrator Class	967,647	10,482,691	1,430,270	13,667,681
Investor Class	1,543,345	16,797,703	1,221,274	12,038,311

		50,573,135		49,401,381

Reinvestment of distributions
Class A	1,669,631	17,397,551	689,100	6,973,694
Class B	2,371	21,580	2,141	19,353
Class C	156,108	1,415,903	46,366	418,224
Administrator Class	336,308	3,541,324	114,325	1,164,971
Investor Class	1,223,851	12,617,907	475,186	4,761,363

		34,994,265		13,337,605

Payment for shares redeemed
Class A	(2,321,229)	(25,436,134)	(2,347,765)	(23,287,523)
Class B	(22,695)	(223,733)	(45,790)	(393,796)
Class C	(200,360)	(1,924,869)	(149,425)	(1,242,368)
Administrator Class	(1,322,475)	(14,127,800)	(667,440)	(6,452,465)
Investor Class	(1,422,163)	(15,304,661)	(1,600,804)	(15,384,834)

		(57,017,197)		(46,760,986)

Net increase in net assets resulting from capital share transactions		28,550,203		15,978,000

Total increase in net assets		31,533,305		83,672,098

Net assets
Beginning of period		301,792,666		218,120,568

End of period		$333,325,971		$301,792,666

Accumulated net investment loss		$(539,030)		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	15

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010
CLASS A	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$10.65	$8.15	$8.40	$8.88	$7.74	$5.81
Net investment loss	(0.06)	(0.06)	(0.03)[2]	(0.07)	(0.04)	(0.08)
Net realized and unrealized gains (losses) on investments	1.43	3.07	(0.00)[3]	(0.05)	1.18	2.01

Total from investment operations	1.37	3.01	(0.03)	(0.12)	1.14	1.93
Distributions to shareholders from
Net realized gains	(1.28)	(0.51)	(0.22)	(0.36)	0.00	0.00
Net asset value, end of period	$10.74	$10.65	$8.15	$8.40	$8.88	$7.74
Total return[4]	13.24%	37.27%	(0.17)%	(0.74)%	14.60%	33.22%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.60%	1.64%	1.70%	1.67%	1.73%
Net expenses	1.51%	1.56%	1.63%	1.70%	1.67%	1.73%
Net investment loss	(0.58)%	(0.63)%	(0.34)%	(0.92)%	(1.20)%	(1.23)%
Supplemental data
Portfolio turnover rate	119%	132%	127%	169%	43%	164%
Net assets, end of period (000s omitted)	$168,108	$154,833	$115,145	$144,308	$167,298	$147,945

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010
CLASS B	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$9.50	$7.37	$7.67	$8.20	$7.18	$5.42
Net investment loss	(0.13)[2]	(0.12)[2]	(0.08)[2]	(0.13)[2]	(0.06)[2]	(0.12)[2]
Net realized and unrealized gains (losses) on investments	1.27	2.76	(0.00)[3]	(0.04)	1.08	1.88

Total from investment operations	1.14	2.64	(0.08)	(0.17)	1.02	1.76
Distributions to shareholders from
Net realized gains	(1.28)	(0.51)	(0.22)	(0.36)	0.00	0.00
Net asset value, end of period	$9.36	$9.50	$7.37	$7.67	$8.20	$7.18
Total return[4]	12.40%	36.18%	(0.84)%	(1.54)%	14.21%	32.47%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.35%	2.39%	2.45%	2.42%	2.48%
Net expenses	2.27%	2.32%	2.38%	2.45%	2.42%	2.48%
Net investment loss	(1.34)%	(1.36)%	(1.09)%	(1.69)%	(1.95)%	(1.97)%
Supplemental data
Portfolio turnover rate	119%	132%	127%	169%	43%	164%
Net assets, end of period (000s omitted)	$185	$355	$473	$851	$1,629	$1,888

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	17

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010
CLASS C	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$9.47	$7.35	$7.65	$8.18	$7.16	$5.41
Net investment loss	(0.13)[2]	(0.12)[2]	(0.08)[2]	(0.12)[2]	(0.06)[2]	(0.12)[2]
Net realized and unrealized gains (losses) on investments	1.27	2.75	(0.00)[3]	(0.05)	1.08	1.87

Total from investment operations	1.14	2.63	(0.08)	(0.17)	1.02	1.75
Distributions to shareholders from
Net realized gains	(1.28)	(0.51)	(0.22)	(0.36)	0.00	0.00
Net asset value, end of period	$9.33	$9.47	$7.35	$7.65	$8.18	$7.16
Total return[4]	12.44%	36.14%	(0.84)%	(1.55)%	14.25%	32.35%
Ratios to average net assets (annualized)
Gross expenses	2.27%	2.35%	2.39%	2.45%	2.43%	2.48%
Net expenses	2.26%	2.31%	2.38%	2.45%	2.43%	2.48%
Net investment loss	(1.33)%	(1.38)%	(1.09)%	(1.66)%	(1.95)%	(1.98)%
Supplemental data
Portfolio turnover rate	119%	132%	127%	169%	43%	164%
Net assets, end of period (000s omitted)	$14,143	$10,907	$6,563	$7,194	$6,742	$5,566

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[2]
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$10.74	$8.20	$8.43	$8.88	$7.74	$6.63
Net investment loss	(0.05)	(0.05)	(0.01)[3]	(0.06)	(0.04)[3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	1.45	3.10	(0.00)[4]	(0.03)	1.18	1.13

Total from investment operations	1.40	3.05	(0.01)	(0.09)	1.14	1.11
Distributions to shareholders from
Net realized gains	(1.28)	(0.51)	(0.22)	(0.36)	0.00	0.00
Net asset value, end of period	$10.86	$10.74	$8.20	$8.43	$8.88	$7.74
Total return[5]	13.42%	37.54%	0.07%	(0.51)%	14.73%	16.74%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.44%	1.48%	1.53%	1.48%	1.58%
Net expenses	1.35%	1.40%	1.42%	1.50%	1.48%	1.50%
Net investment loss	(0.42)%	(0.48)%	(0.14)%	(0.64)%	(1.03)%	(0.97)%
Supplemental data
Portfolio turnover rate	119%	132%	127%	169%	43%	164%
Net assets, end of period (000s omitted)	$31,842	$31,681	$17,008	$7,546	$3,879	$108

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

[3]	Calculated based upon average shares outstanding

[4]	Amount is less than $0.005.

[5]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	19

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010
INVESTOR CLASS	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$10.55	$8.08	$8.34	$8.81	$7.69	$5.78
Net investment loss	(0.07)	(0.06)	(0.03)	(0.08)	(0.05)	(0.09)[2]
Net realized and unrealized gains (losses) on investments	1.42	3.04	(0.01)	(0.03)	1.17	2.00

Total from investment operations	1.35	2.98	(0.04)	(0.11)	1.12	1.91
Distributions to shareholders from
Net realized gains	(1.28)	(0.51)	(0.22)	(0.36)	0.00	0.00
Net asset value, end of period	$10.62	$10.55	$8.08	$8.34	$8.81	$7.69
Total return[3]	13.17%	37.23%	(0.29)%	(0.74)%	14.56%	33.04%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.66%	1.70%	1.77%	1.74%	1.82%
Net expenses	1.55%	1.60%	1.69%	1.77%	1.74%	1.82%
Net investment loss	(0.62)%	(0.67)%	(0.40)%	(0.98)%	(1.27)%	(1.32)%
Supplemental data
Portfolio turnover rate	119%	132%	127%	169%	43%	164%
Net assets, end of period (000s omitted)	$119,048	$104,016	$78,931	$87,706	$94,139	$81,544

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2015, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other

Notes to financial statements	Wells Fargo Advantage Specialized Technology Fund	21

independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

22	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(1,410,053)	$1,389,711	$20,342

As of March 31, 2015, the Fund had a qualified late-year ordinary loss of $539,030 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$24,794,371	$0	$0	$24,794,371
Industrials	3,556,141	0	0	3,556,141
Information technology	296,325,851	0	0	296,325,851

Short-term investments
Investment companies	7,440,755	3,075,000	0	10,515,755
Total assets	$332,117,118	$3,075,000	$0	$335,192,118

Notes to financial statements	Wells Fargo Advantage Specialized Technology Fund	23

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.75% as the average daily net assets of the Fund increase. Prior to August 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.95% and declined to 0.80% as the average daily net assets of the Fund increased. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.88% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Allianz Global Investors U.S. LLC is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.90% and declining to 0.55% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.35% for Administrator Class shares, and 1.53% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to August 1, 2014, the Fund’s expenses were capped at 1.55% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.58% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2015, Funds Distributor received $35,581 from the sale of Class A shares and $451 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

24	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $366,967,749 and $363,576,910, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $463 in commitment fees.

For the year ended March 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	Year ended March 31
	2015	2014
Ordinary income	$18,311,647	$0
Long-term capital gain	18,229,079	13,874,405

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$39,680,983	$80,614,147	$(539,030)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in technology companies and, therefore, would be more affected by changes in the technology sector than would be a fund whose investments are not heavily weighted in the sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Specialized Technology Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Specialized Technology Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2010 to March 31, 2011, and the year ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Specialized Technology Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 26, 2015

26	Wells Fargo Advantage Specialized Technology Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.96% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $18,229,079 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $2,135,321 of income dividends paid during the fiscal year ended March 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2015, $18,311,647 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Specialized Technology Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

28	Wells Fargo Advantage Specialized Technology Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer,	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2003 since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Specialized Technology Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232698 05-15 A317/AR317 03-15

Wells Fargo Advantage

Utility and Telecommunications Fund

Annual Report

March 31, 2015

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Improving U.S. economic data and solid corporate earnings helped drive positive returns for U.S. stocks during the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Utility and Telecommunications Fund for the 12-month period that ended March 31, 2015. Improving U.S. economic data and solid corporate earnings helped drive positive returns for U.S. stocks during the reporting period. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges.

U.S. stocks rallied through the second quarter of 2014; in Europe, economies struggled.

In the second quarter of 2014, the U.S. economy picked up steam following a difficult first quarter. Investors were heartened by encouraging economic data, driving stocks higher. U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program and revisited the question of when to begin raising short-term interest rates from near zero. In Europe, gross domestic product (GDP) stagnated during the quarter, and some larger economies were pressured by weak economic growth and potential deflation. In this environment, European stock returns generally were positive but lackluster.

Positive U.S. economic data but increased tensions abroad led to heightened volatility in the third quarter of 2014.

The third quarter of 2014 brought increased market volatility amid interest-rate concerns in the U.S. and tensions abroad. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back. However, August brought a bounce-back on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. In September, stock market volatility increased as positive economic data became overshadowed by escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall.

The fourth quarter of 2014 brought continued U.S. improvement; international economies remained challenged.

The U.S. stock market delivered strong fourth-quarter 2014 results, spurred partly by investor optimism following Fed Chair Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. The steadily brightening economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, however, major economies elsewhere in the world faced ongoing challenges. In China, government regulators announced changes to stimulate growth, and in Japan, Prime Minister Abe gained approval for roughly $29 billion in fresh stimulus to help the economy. In the eurozone, growth remained sluggish, and member countries continued to face an environment of low demand, high unemployment, and weak business investment.

Small- and mid-cap U.S. stocks performed best in the first quarter of 2015, and major markets elsewhere rallied.

During the first quarter of 2015, the broad U.S. stock market rallied until early March, when stock performance began to diverge by market capitalization. Larger-cap stocks sagged in March as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S.

Letter to shareholders (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	3

multinational firms. However, stocks of small and medium-size companies, which tend to be less affected than large caps by movements in the dollar, performed well during March. Positive results in the U.S. stock market were supported by a gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed. While many companies reported strong earnings, other data indicated potential weakening in manufacturing, perhaps due partly to the effect of a strengthening U.S. dollar on global demand. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

Utilities and telecommunication services stocks posted positive results for the 12-month reporting period.

In the continued low-interest-rate environment, utilities stocks in particular were a big draw for investors seeking yield and/or more defensive investments. Utilities stocks were especially desirable because many tend to deliver steady revenues and profits as a result of their regulated businesses. In addition, regulations that control the prices many utilities can charge can help insulate them from near-term declines in oil and natural gas prices, even as the lower prices help reduce their costs. Although utilities displayed weakness at times during the period, they performed strongly at others, especially during the fourth quarter of 2014 when the sector outperformed all other sectors. While the telecommunication services sector posted negative results for the fourth quarter of 2014, it delivered positive performance for the other three quarters of the reporting period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Don’t let short-term uncertainty derail long-term investment goals.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Utility and Telecommunications Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Crow Point Partners, LLC

Portfolio manager

Timothy P. O’Brien, CFA

Average annual total returns1 (%) as of March 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVUAX)	1-4-1994	(1.21)	10.70	8.95	4.82	12.01	9.60	1.23	1.15
Class B (EVUBX)*	1-4-1994	(1.02)	10.92	9.02	3.98	11.18	9.02	1.98	1.90
Class C (EVUCX)	9-2-1994	3.04	11.19	8.77	4.04	11.19	8.77	1.98	1.90
Administrator Class (EVUDX)	7-30-2010	–	–	–	5.01	12.24	9.74	1.07	0.96
Institutional Class (EVUYX)	2-28-1994	–	–	–	5.02	12.38	9.91	0.80	0.79
S&P Utilities Index[4]	–	–	–	–	11.09	12.95	8.48	–	–
S&P 500 Index[5]	–	–	–	–	12.73	14.47	8.01	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunications, may be susceptible to financial, economic, or market events affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	5

Growth of $10,000 investment[6] as of March 31, 2015

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The Adviser has committed through July 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.95% for Administrator Class, and 0.78% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P Utilities Index is a market-value-weighted index, measuring the performance of all stocks within the utility sector of the S&P 500 Index. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Utilities Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Utility and Telecommunications Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmarks, the S&P Utilities Index and the S&P 500 Index, for the 12-month period that ended March 31, 2015.

■	Holdings with greater sensitivity to energy and commodity prices detracted from returns. Additionally, most of the Fund’s telecommunication services holdings detracted from performance.

■	The Fund benefited from strength in select regulated utilities companies, information technology (IT), and real estate investment trusts (REITs).

The Fund’s energy and telecommunication services holdings negatively affected relative performance.

Energy prices declined substantially during the 12-month reporting period. Oil prices fell sharply as weak demand failed to absorb increased production, particularly in North America. Gas prices also were weak; surging gas production, particularly in the Marcellus and Utica shales, depressed prices in spite of cold winter weather. Energy-sensitive holdings that detracted from performance included Magnum Hunter Resources Corporation; Energy & Exploration Partners Incorporated; Veresen Incorporated; Energen Corporation; and National Fuel Gas Company. Although the Fund didn’t have much telecommunication services exposure during the period, the telecommunications stocks that were held generally lagged, led by AT&T Incorporated and Shenandoah Telecommunications Company. While foreign exposure was limited during the period, the exposure the Fund did have was affected adversely by currency; Canadian energy company Veresen Incorporated and Italian gas company Snam SpA detracted due primarily to the rising strength of the U.S. dollar.

Ten largest holdings[7] (%) as of March 31, 2015
ITC Holdings Corporation	5.16
CMS Energy Corporation	5.06
NextEra Energy Incorporated	5.02
Sempra Energy	5.01
Eversource Energy	4.94
Visa Incorporated Class A	4.81
Edison International	4.81
Chatham Lodging Trust	4.39
Alliant Energy Corporation	4.34
PNM Resources Incorporated	4.03

Regulated utilities posted strong returns; REITs and select IT companies contributed to results.

Some of the best-performing utilities stocks in the Fund were regulated network companies with little commodity exposure, including CMS Energy Corporation, Eversource Energy, Alliant Energy Corporation, and American Water Works Company Incorporated. Also, the Fund’s positions in REITs performed well, especially Chatham Lodging Trust, Preferred Apartment Communities Incorporated, and Strategic Hotel & Resorts Incorporated. IT firms Visa Incorporated and MasterCard Incorporated also contributed to performance.

Several new positions were added during the 12-month reporting period.

The Fund’s composition did not change dramatically during the reporting period, and turnover remained relatively low. We initiated positions in Chatham Lodging Trust, Ashford Hospitality Trust, and Rocket Internet AG and eliminated positions in Magnum Hunter and Energen. Chatham Lodging and Ashford Hospitality have strong and improving positions in the select-service hotel space, where pricing has been improving dramatically due to the positive effect of the economic recovery on demand combined with a lack of new supply due to regulatory constraints on development financing. Rocket Internet is a unique German incubator of internet startups; the company focuses on taking established concepts pioneered in the U.S. or Europe and reconfiguring them as smartphone applications in developing countries, often in partnership with local wireless communication operators.

We have a favorable outlook for utilities.

The fundamentals of utilities appear strong, and income investors seem to be shrugging off higher dividend taxes for now. Regulated utilities have abundant opportunities to invest in their core business at attractive returns. While we have adequate generation capacity in the U.S., regulatory mandates are requiring utilities to increase renewable energy

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	7

sources. The development of U.S. shale-gas production has been providing opportunities to invest in gas gathering, processing, and transport infrastructure. Overall, utilities may be growing faster than at any time since the 1950s, and their growth could be sustainable for the intermediate term or longer.

Interest rates likely will rise at some point, although they may not rise much soon. A continued low-interest-rate environment should help support the prices of utilities stocks because income-seeking investors favor their relatively generous dividends. Also, the tax environment is reasonably favorable for utilities investors; the tax rate on qualified dividend income was increased to 23.8% from 15.0% in 2013, which perhaps was the best outcome that realistically could be expected. However, it appears investors were expecting a far worse outcome. Some wonder whether it is fair to have a lower tax rate on returns on capital and a higher rate on wage income, and this issue bears watching for income investors. However, the possibility of a major tax rewrite that could further increase taxes on dividends seems remote for now. We continue to believe that over a full market cycle, the returns of utilities stocks should be competitive with the returns of the overall stock market.

Industry distribution[8] as of March 31, 2015

Please see footnotes on page 5.

8	Wells Fargo Advantage Utility and Telecommunications Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2014	Ending account value 3-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,056.37	$5.84	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Class B
Actual	$1,000.00	$1,052.19	$9.67	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Class C
Actual	$1,000.00	$1,052.44	$9.67	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Administrator Class
Actual	$1,000.00	$1,057.25	$4.87	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,058.27	$4.00	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Utility and Telecommunications Fund	9

Security name	Shares	Value

Common Stocks: 95.39%

Consumer Discretionary: 2.92%

Media: 2.92%
Comcast Corporation Class A	225,100	$12,711,397

Energy: 7.78%

Oil, Gas & Consumable Fuels: 7.78%
EQT Corporation	58,600	4,856,182
EQT Midstream Partners LP	100,000	7,766,000
The Williams Companies Incorporated	270,000	13,659,300
Veresen Incorporated «	575,000	7,572,539

		33,854,021

Financials: 11.62%

Capital Markets: 0.40%
Ashford Incorporated †	14,718	1,747,910

REITs: 11.22%
Ashford Hospitality Trust	1,480,500	14,242,410
Chatham Lodging Trust	650,000	19,116,500
Preferred Apartment Communities Incorporated	624,200	6,753,844
Strategic Hotel & Resorts Incorporated †	700,000	8,701,000

		48,813,754

Industrials: 0.06%

Construction & Engineering: 0.06%
Ameresco Incorporated Class A †	35,000	259,000

Information Technology: 8.17%

Internet Software & Services: 1.14%
Rocket Internet AG †	100,000	4,955,291

IT Services: 7.03%
Convergys Corporation	120,968	2,766,538
MasterCard Incorporated Class A	80,000	6,911,200
Visa Incorporated Class A	320,000	20,931,200

		30,608,938

Telecommunication Services: 5.50%

Diversified Telecommunication Services: 2.24%
AT&T Incorporated	150,000	4,897,500
Verizon Communications Incorporated	100,000	4,863,000

		9,760,500

Wireless Telecommunication Services: 3.26%
Cellcom Israel Limited †	294,775	1,424,503
Shenandoah Telecommunications Company	325,000	10,127,000
Turkcell Iletisim Hizmetleri AS ADR «	200,000	2,606,000

		14,157,503

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Utility and Telecommunications Fund	Portfolio of investments—March 31, 2015

Security name			Shares	Value

Utilities: 59.34%

Electric Utilities: 29.88%
ALLETE Incorporated			10,000	$527,600
American Electric Power Company Incorporated			175,000	9,843,750
Edison International			335,000	20,927,450
Eversource Energy			425,000	21,471,000
Great Plains Energy Incorporated			400,000	10,672,000
IDACORP Incorporated			75,000	4,715,250
ITC Holdings Corporation			600,000	22,458,000
NextEra Energy Incorporated			210,000	21,850,500
PNM Resources Incorporated			600,000	17,520,000

				129,985,550

Gas Utilities: 4.03%
National Fuel Gas Company			250,000	15,082,500
Snam SpA			500,000	2,430,066

				17,512,566

Independent Power & Renewable Electricity Producers: 1.31%
Calpine Corporation †			250,000	5,717,500

Multi-Utilities: 21.63%
Alliant Energy Corporation			300,000	18,900,000
CenterPoint Energy Incorporated			250,000	5,102,500
CMS Energy Corporation			630,000	21,993,300
Dominion Resources Incorporated			175,000	12,402,250
Northwestern Corporation			102,411	5,508,688
Public Service Enterprise Group Incorporated			200,000	8,384,000
Sempra Energy			200,000	21,804,000

				94,094,738

Water Utilities: 2.49%
American Water Works Company Incorporated			200,000	10,842,000

Total Common Stocks (Cost $250,832,058)				415,020,668

	Interest rate	Maturity date	Principal

Convertible Debentures: 0.43%

Energy: 0.43%

Oil, Gas & Consumable Fuels: 0.43%
Energy & Exploration Partners Incorporated (i)	8.00%	7-1-2019	$5,000,000	1,850,000

Total Convertible Debentures (Cost $5,000,000)				1,850,000

	Dividend yield

Preferred Stocks: 2.30%

Financials: 2.30%

REITs: 2.30%
Wheeler Real Estate Investment Trusts Incorporated	8.68		10,000	10,000,000

Total Preferred Stocks (Cost $10,000,000)				10,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2015	Wells Fargo Advantage Utility and Telecommunications Fund	11

Security name		Expiration date	Shares	Value

Warrants: 0.47%

Energy: 0.47%

Oil, Gas & Consumable Fuels: 0.47%
Kinder Morgan Incorporated †		5-25-2017	496,000	$2,033,600
Magnum Hunter Resources Corporation «†(a)		4-15-2016	140,000	0

Total Warrants (Cost $553,300)				2,033,600

	Yield

Short-Term Investments: 3.67%

Investment Companies: 3.67%
Securities Lending Cash Investments, LLC (l)(u)(r)	0.15%		9,553,672	9,553,672
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10		6,425,731	6,425,731

Total Short-Term Investments (Cost $15,979,403)				15,979,403

Total investments in securities (Cost $282,364,761) *	102.26%	444,883,671
Other assets and liabilities, net	(2.26)	(9,815,702)

Total net assets	100.00%	$435,067,969

†	Non-income-earning security

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $282,276,651 and unrealized gains (losses) consists of:

Gross unrealized gains	$169,964,359
Gross unrealized losses	(7,357,339)

Net unrealized gains	$162,607,020

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Utility and Telecommunications Fund	Statement of assets and liabilities—March 31, 2015

Assets
Investments
In unaffiliated securities (including $9,365,507 of securities loaned), at value (cost $266,385,358)	$428,904,268
In affiliated securities, at value (cost $15,979,403)	15,979,403

Total investments, at value (cost $282,364,761)	444,883,671
Foreign currency, at value (cost $52,467)	51,574
Receivable for investments sold	551,741
Receivable for Fund shares sold	246,155
Receivable for dividends and interest	942,786
Receivable for securities lending income	3,898
Prepaid expenses and other assets	31,597

Total assets	446,711,422

Liabilities
Payable for investments purchased	1,381,506
Payable for Fund shares redeemed	225,218
Payable upon receipt of securities loaned	9,553,672
Advisory fee payable	166,504
Distribution fees payable	45,300
Administration fees payable	111,296
Accrued expenses and other liabilities	159,957

Total liabilities	11,643,453

Total net assets	$435,067,969

NET ASSETS CONSIST OF
Paid-in capital	$297,128,392
Overdistributed net investment income	(9,772)
Accumulated net realized losses on investments	(24,568,448)
Net unrealized gains on investments	162,517,797

Total net assets	$435,067,969

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$341,341,920
Shares outstanding – Class A1	18,720,153
Net asset value per share – Class A	$18.23
Maximum offering price per share – Class A2	$19.34
Net assets – Class B	$7,573,362
Shares outstanding – Class B1	414,215
Net asset value per share – Class B	$18.28
Net assets – Class C	$63,631,662
Shares outstanding – Class C1	3,486,909
Net asset value per share – Class C	$18.25
Net assets – Administrator Class	$8,364,578
Shares outstanding – Administrator Class[1]	458,371
Net asset value per share – Administrator Class	$18.25
Net assets – Institutional Class	$14,156,447
Shares outstanding – Institutional Class[1]	776,606
Net asset value per share – Institutional Class	$18.23

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2015	Wells Fargo Advantage Utility and Telecommunications Fund	13

Investment income
Dividends (net of foreign withholding taxes of $106,623)	$11,784,156
Interest	275,514
Securities lending income, net	96,203
Income from affiliated securities	7,281

Total investment income	12,163,154

Expenses
Advisory fee	2,688,324
Administration fees
Fund level	224,027
Class A	912,420
Class B	29,072
Class C	164,945
Administrator Class	9,332
Institutional Class	10,535
Shareholder servicing fees
Class A	877,327
Class B	27,751
Class C	158,601
Administrator Class	23,330
Distribution fees
Class B	83,862
Class C	475,804
Custody and accounting fees	28,744
Professional fees	64,497
Registration fees	89,596
Shareholder report expenses	72,839
Trustees’ fees and expenses	12,740
Interest expense	293
Other fees and expenses	15,366

Total expenses	5,969,405
Less: Fee waivers and/or expense reimbursements	(366,784)

Net expenses	5,602,621

Net investment income	6,560,533

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	23,373,912
Net change in unrealized gains (losses) on investments	(9,639,771)

Net realized and unrealized gains (losses) on investments	13,734,141

Net increase in net assets resulting from operations	$20,294,674

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Utility and Telecommunications Fund	Statement of changes in net assets

	Year ended March 31, 2015		Year ended March 31, 2014

Operations
Net investment income		$6,560,533		$8,581,256
Net realized gains on investments		23,373,912		11,511,247
Net change in unrealized gains (losses) on investments		(9,639,771)		34,753,654

Net increase in net assets resulting from operations		20,294,674		54,846,157

Distributions to shareholders from
Net investment income
Class A		(6,403,863)		(6,700,577)
Class B		(104,423)		(190,117)
Class C		(693,137)		(764,718)
Administrator Class		(183,512)		(158,888)
Institutional Class		(306,091)		(217,279)

Total distributions to shareholders		(7,691,026)		(8,031,579)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,072,323	37,834,688	2,373,417	38,734,495
Class B	1,562	29,964	10,509	170,548
Class C	382,365	6,988,536	316,711	5,162,540
Administrator Class	260,834	4,786,634	265,029	4,352,338
Institutional Class	453,039	8,303,139	143,504	2,369,616

		57,942,961		50,789,537

Reinvestment of distributions
Class A	325,162	6,016,355	387,456	6,243,698
Class B	4,647	86,670	9,597	153,762
Class C	32,978	614,675	41,918	673,037
Administrator Class	8,290	153,428	7,358	119,387
Institutional Class	14,526	267,923	13,176	213,074

		7,139,051		7,402,958

Payment for shares redeemed
Class A	(3,436,374)	(62,486,613)	(2,975,627)	(48,341,013)
Class B	(363,882)	(6,686,336)	(334,676)	(5,430,603)
Class C	(387,363)	(7,054,107)	(520,509)	(8,427,382)
Administrator Class	(339,970)	(6,214,019)	(109,015)	(1,770,565)
Institutional Class	(273,028)	(4,941,344)	(98,666)	(1,615,122)

		(87,382,419)		(65,584,685)

Net decrease in net assets resulting from capital share transactions		(22,300,407)		(7,392,190)

Total increase (decrease) in net assets		(9,696,759)		39,422,388

Net assets
Beginning of period		444,764,728		405,342,340

End of period		$435,067,969		$444,764,728

Undistributed (overdistributed) net investment income		$(9,772)		$764,776

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Utility and Telecommunications Fund	15

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[2]
CLASS A	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$17.71	$15.85	$13.78	$12.59	$11.73	$10.77
Net investment income	0.29	0.36	0.36	0.28	0.14	0.29
Net realized and unrealized gains (losses) on investments	0.57	1.84	2.07	1.21	0.87	0.94

Total from investment operations	0.86	2.20	2.43	1.49	1.01	1.23
Distributions to shareholders from
Net investment income	(0.34)	(0.34)	(0.36)	(0.30)	(0.15)	(0.27)
Net asset value, end of period	$18.23	$17.71	$15.85	$13.78	$12.59	$11.73
Total return[3]	4.82%	14.12%	17.94%	12.01%	8.66%	11.55%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.22%	1.23%	1.20%	1.24%	1.16%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%	1.12%
Net investment income	1.57%	2.21%	2.47%	2.11%	2.85%	2.56%
Supplemental data
Portfolio turnover rate	29%	20%	21%	36%	8%	51%
Net assets, end of period (000s omitted)	$341,342	$350,029	$316,551	$288,228	$283,716	$281,501

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Utility and Telecommunications Fund.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[2]
CLASS B	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$17.75	$15.87	$13.79	$12.59	$11.72	$10.77
Net investment income	0.16 [3]	0.24 [3]	0.24 [3]	0.18 [3]	0.10 [3]	0.21 [3]
Net realized and unrealized gains (losses) on investments	0.55	1.85	2.09	1.22	0.87	0.93

Total from investment operations	0.71	2.09	2.33	1.40	0.97	1.14
Distributions to shareholders from
Net investment income	(0.18)	(0.21)	(0.25)	(0.20)	(0.10)	(0.19)
Net asset value, end of period	$18.28	$17.75	$15.87	$13.79	$12.59	$11.72
Total return[4]	3.98%	13.32%	17.08%	11.21%	8.32%	10.64%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.97%	1.97%	1.95%	1.99%	1.91%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%	1.87%
Net investment income	0.86%	1.46%	1.70%	1.35%	2.09%	1.82%
Supplemental data
Portfolio turnover rate	29%	20%	21%	36%	8%	51%
Net assets, end of period (000s omitted)	$7,573	$13,698	$17,240	$20,613	$24,461	$27,042

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class B of Evergreen Utility and Telecommunications Fund.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Utility and Telecommunications Fund	17

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[2]
CLASS C	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$17.73	$15.86	$13.79	$12.59	$11.72	$10.77
Net investment income	0.15	0.24 [3]	0.23	0.18 [3]	0.11 [3]	0.21 [3]
Net realized and unrealized gains (losses) on investments	0.57	1.85	2.09	1.22	0.86	0.93

Total from investment operations	0.72	2.09	2.32	1.40	0.97	1.14
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.25)	(0.20)	(0.10)	(0.19)
Net asset value, end of period	$18.25	$17.73	$15.86	$13.79	$12.59	$11.72
Total return[4]	4.04%	13.31%	17.03%	11.23%	8.32%	10.62%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.97%	1.98%	1.95%	1.99%	1.91%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%	1.87%
Net investment income	0.82%	1.46%	1.71%	1.36%	2.10%	1.83%
Supplemental data
Portfolio turnover rate	29%	20%	21%	36%	8%	51%
Net assets, end of period (000s omitted)	$63,632	$61,329	$57,431	$58,555	$60,655	$64,942

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Utility and Telecommunications Fund.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[2]
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$17.73	$15.86	$13.79	$12.59	$11.74	$11.10
Net investment income	0.33	0.40	0.39	0.30 [3]	0.12 [3]	0.06
Net realized and unrealized gains (losses) on investments	0.56	1.84	2.07	1.23	0.89	0.63

Total from investment operations	0.89	2.24	2.46	1.53	1.01	0.69
Distributions to shareholders from
Net investment income	(0.37)	(0.37)	(0.39)	(0.33)	(0.16)	(0.05)
Net asset value, end of period	$18.25	$17.73	$15.86	$13.79	$12.59	$11.74
Total return[4]	5.01%	14.41%	18.16%	12.32%	8.70%	6.22%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.04%	1.04%	1.01%	1.04%	1.14%
Net expenses	0.95%	0.95%	0.95%	0.94%	0.95%	0.95%
Net investment income	1.79%	2.38%	2.66%	2.32%	2.37%	2.23%
Supplemental data
Portfolio turnover rate	29%	20%	21%	36%	8%	51%
Net assets, end of period (000s omitted)	$8,365	$9,383	$5,803	$4,945	$3,904	$11

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Utility and Telecommunications Fund	19

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2010[2]
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$17.74	$15.87	$13.80	$12.61	$11.74	$10.78
Net investment income	0.35 [3]	0.42	0.46	0.33	0.16	0.31 [3]
Net realized and unrealized gains (losses) on investments	0.54	1.85	2.03	1.21	0.87	0.95

Total from investment operations	0.89	2.27	2.49	1.54	1.03	1.26
Distributions to shareholders from
Net investment income	(0.40)	(0.40)	(0.42)	(0.35)	(0.16)	(0.30)
Net asset value, end of period	$18.23	$17.74	$15.87	$13.80	$12.61	$11.74
Total return[4]	5.02%	14.58%	18.34%	12.42%	8.85%	11.75%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.80%	0.77%	0.81%	0.86%
Net expenses	0.78%	0.78%	0.78%	0.77%	0.78%	0.84%
Net investment income	1.89%	2.56%	2.97%	2.50%	3.22%	2.73%
Supplemental data
Portfolio turnover rate	29%	20%	21%	36%	8%	51%
Net assets, end of period (000s omitted)	$14,156	$10,325	$8,317	$6,918	$6,909	$7,123

[1]	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

[2]	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Utility and Telecommunications Fund.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2015, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	21

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

22	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and recognition of partnership income. At March 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(1,367,240)	$355,945	$1,011,295

As of March 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $23,415,460 expiring in 2017.

As of March 31, 2015, the Fund had $1,241,098 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	23

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$12,711,397	$0	$0	$12,711,397
Energy	33,854,021	0	0	33,854,021
Financials	50,561,664	0	0	50,561,664
Industrials	259,000	0	0	259,000
Information technology	35,564,229	0	0	35,564,229
Telecommunication services	23,918,003	0	0	23,918,003
Utilities	258,152,354	0	0	258,152,354

Convertible debentures	0	1,850,000	0	1,850,000

Preferred stocks
Financials	0	0	10,000,000	10,000,000

Warrants
Energy	0	2,033,600	0	2,033,600

Short-term investments
Investment companies	6,425,731	9,553,672	0	15,979,403
Total assets	$421,446,399	$13,437,272	$10,000,000	$444,883,671

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred stocks
Balance as of March 31, 2014	$0
Realized gains (losses)	0
Change in unrealized gains (losses)	0
Purchases	10,000,000
Sales	0
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of March 31, 2015	$10,000,000
Change in unrealized gains (losses) relating to securities still held at March 31, 2015	$0

24	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements

The investment type categorized above was valued using an indicative broker quote. The indicative broker quote is considered a Level 3 input. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended March 31, 2015, the advisory fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Crow Point Partners, LLC is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 0.95% for Administrator Class shares, and 0.78% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2015, Funds Distributor received $28,437 from the sale of Class A shares and $70 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	25

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2015 were $127,279,812 and $127,857,208, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2015, the Fund paid $655 in commitment fees.

During the year ended March 31, 2015, the Fund had average borrowings outstanding of $21,387 (on an annualized basis) at an average rate of 1.37% and paid interest in the amount of $293.

7. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utility and telecommunications companies and, therefore, may be more affected by changes in the utility and telecommunications sectors than would be a fund whose investments are not heavily weighted in any sector.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $7,691,026 and $8,031,579 of ordinary income for the years ended March 31, 2015 and March 31, 2014, respectively.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$162,605,907	$(1,241,098)	$(23,415,460)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Utility and Telecommunications Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2010 to March 31, 2011, and the year or period ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utility and Telecommunications Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 26, 2015

Other information (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $7,691,013 of income dividends paid during the fiscal year ended March 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2015, $173,048 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Utility and Telecommunications Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Utility and Telecommunications Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

232699 05-15 A318/AR318 03-15

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended March 31, 2015	Fiscal year ended March 31, 2014
Audit fees	$262,390	$262,390
Audit-related fees	15,000	—
Tax fees (1)	27,090	21,130
All other fees	—	—

	$304,480	$283,520

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	May 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	May 26, 2015

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	May 26, 2015